AS FILED WITH THE SECURITIES AND EXCHANGE
                        COMMISSION ON FEBRUARY 28, 1996.
                                                                FILE NO. 33-8982
                                                                ICA NO. 811-4852
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                      PRE-EFFECTIVE AMENDMENT NO. _____                [ ]

                       POST-EFFECTIVE AMENDMENT NO. 28                 [X]
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                  [X]

                                AMENDMENT NO. 29

                             THE VICTORY PORTFOLIOS
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN TRUST INSTRUMENT)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (800) 362-5365
                        (AREA CODE AND TELEPHONE NUMBER)

                                                                       COPY TO:

GEORGE O. MARTINEZ, ESQ.                               CARL FRISCHLING, ESQ.
CONCORD HOLDING CORPORATION                          KRAMER, LEVIN, NAFTALIS,
3435 STELZER ROAD                                    NESSEN, KAMIN & FRANKEL
COLUMBUS, OHIO 43219                                     919 THIRD AVENUE
(NAME AND ADDRESS OF AGENT FOR SERVICE)               NEW YORK, NEW YORK 10022


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

|_| IMMEDIATELY UPON FILING PURSUANT TO |X| ON MARCH 1, 1996 PURSUANT TO
    PARAGRAPH (B)                                    PARAGRAPH (B)

|_| 60 DAYS AFTER FILING PURSUANT TO    |_| (               ) PURSUANT TO
    PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

|_| 75 DAYS AFTER FILING PURSUANT TO    |_| ON (          ) PURSUANT TO
    PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS  POST-EFFECTIVE  AMENDMENT  DESIGNATES  A  NEW  EFFECTIVE  DATE  FOR A
    PREVIOUSLY FILED POST- EFFECTIVE AMENDMENT.

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 AND ITS RULE 24F-2 NOTICE FOR ITS OCTOBER 31, 1995 FISCAL YEAR WAS FILED ON DECEMBER 29, 1995, IN ACCORDANCE WITH RULE 24F-2.

THE VICTORY PORTFOLIOS



                             THE VICTORY PORTFOLIOS
                              CROSS-REFERENCE SHEET



Form N-1A Part A Item                          Prospectus Caption
---------------------                          ------------------
i.       Cover Page                            Cover Page

ii.      Synopsis                              Fund Expenses

iii.     Condensed Financial Information       Financial Highlights

iv.      General Description of Registrant     Investment Objective; Investment Policies and
                                               Risk Factors;  Limiting Investment Risks;
                                               Fund Organization and Fees; Additional
                                               Information

v.       Management of the Fund                Fund Organization and Fees

v.A.     Management's Discussion of Fund       Inapplicable
         Performance

vi.      Capital Stock and Other Securities    How to Invest, Exchange and Redeem;
                                               Dividends, Distributions and Taxes; Fund
                                               Organization and Fees; Additional Information

vii.     Purchase of Securities Being Offered  How to Invest, Exchange and Redeem

viii.    Redemption or Repurchase              How to Invest, Exchange and Redeem

ix.      Pending Legal Proceedings             Inapplicable




THE VICTORY PORTFOLIOS



                              CROSS REFERENCE SHEET
                      THE VICTORY PORTFOLIOS - STATEMENT OF
                             ADDITIONAL INFORMATION


         Form N-1A Part B Item

x.       Cover Page                                 Cover Page

xi.      Table of Contents                          Table of Contents

xii.     General Information and History            Additional Information

xiii.    Investment Objectives and Policies         Investment Objective and Policies; Investment
                                                    Limitations and Restrictions

xiv.     Management of the Fund                     Trustees and Officers

xv.      Control Persons and Principal              Additional Information
         Holders of Securities

xvi.     Investment Advisory and Other              Advisory and Other Contracts
         Services

xvii.    Brokerage Allocation and Other Practices   Advisory and Other Contracts

xviii.   Capital Stock and Other Securities         Valuation of Portfolio Securities; Additional
                                                    Purchase, Exchange and Redemption
                                                    Information; Additional Information

xix.     Purchase, Redemption and Pricing           Valuation of Portfolio Securities; Additional
         of Securities Being Offered                Purchase, Exchange and Redemption
                                                    Information; Performance; Additional
                                                    Information

xx.      Tax Status                                 Dividends and Distributions

xxi.     Underwriters                               Advisory and Other Contracts

xxii.    Calculation of Performance Data            Performance; Additional Information

xxiii.   Financial Statements

THE VICTORY PORTFOLIOS



                                     PART A

                       THE VICTORY FINANCIAL RESERVES FUND












                                  MARCH 1, 1996

THE
VICTORY
PORTFOLIOS
FINANCIAL RESERVES FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the FINANCIAL RESERVES FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "SubAdviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").


The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.


The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. This Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), at P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.


SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                           PAGE
Fund Expenses................................................................ 4
Financial Highlights......................................................... 4
Investment Objective......................................................... 6
Investment  Policies and Risk Factors.........................................6
How to Invest, Exchange and Redeem...........................................11
Dividends, Distributions and Taxes...........................................17
Performance..................................................................19
Fund Organization and Fees...................................................20
Additional Information.......................................................23

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective , policies and risk factors.

 SHAREHOLDER TRANSACTION EXPENSES(1)

     Maximum Sales Charge  Imposed on Purchases
         as a percentage of the offering price)............................none
     Maximum Sales Charge Imposed on Reinvested Dividends..................none
     Deferred Sales  Charge................................................none
     Redemption Fees.......................................................none
     Exchange Fee..........................................................none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

      Management Fees(2).....................................................42%
     Administration  Fees....................................................15%
      Other Expenses.........................................................08%
     Total Fund Operating Expenses(2)........................................65%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .50%, and "Total Fund Operating Expenses" as a percentage of average daily net assets would be .73% .

EXAMPLE:  You would pay the following expenses on a $1,000 investment;  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                  1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                  ------     -------   -------   --------

Financial Reserves Fund...........$7         $21       $36       $81

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and for the Financial Reserves Portfolio, the immediate predecessor to the Fund (the "First Predecessor Fund") and for The Victory Fund, the predecessor to the First Predecessor Fund (the "Second Predecessor Fund," together with the First Predecessor Fund, the "Predecessor Funds"), which have been audited by Coopers & Lybrand L.L.P. (for the fiscal year ended October 31, 1995), by KPMG Peat Marwick LLP (for the fiscal year ended October 31, 1994), and by Price Waterhouse LLP (for all earlier periods), respectively. The information set forth below is for a share of the Fund and its Predecessor Funds outstanding throughout each period indicated.

                       THE VICTORY FINANCIAL RESERVES FUND





                                                                          Year Ended October 31
                                  --------------------------------------------------------------------------------------------------
                                        1995(c)           1994(b)           1993(a)(b)        1992(a)(b)        1991(a)(b)
                                        -------           -------           ----------        ----------        ----------
Net Asset Value, Beginning Period       $1.000            $1.000            $1.000            $1.000            $1.000
 Investment Activities
   Net investment income                 0.054             0.035             0.030             0.040             0.060
Distributions
   Net investment income                (0.054)           (0.035)           (0.030)           (0.040)           (0.060)
Net Asset Value, End of Period          $1.000            $1.000            $1.000            $1.000            $1.000
 Total Return                            5.50%             3.57%             2.81%             3.76%             6.28%

 Ratios/Supplemental Data:
Net Assets, End of Period (000)         $762,693          $433,266          $457,872          $523,889          $412,542
Ratio of expenses to
    average net assets                   0.60%             0.57%             0.55%             0.55%             0.55%
Ratio of net investment income to
    average net assets                   5.40%             3.48%             2.78%             3.67%             6.12%
 Ratio of expenses to average net
   assets(d)                             0.76%             0.73%             0.70%             0.70%             0.62%
Ratio of net investment income to
   average net assets(d)                 5.24%             3.32%             2.63%             3.52%             6.05%


                                          1990              1989              1988              1987              1986
                                          ----              ----              ----              ----              ----
Net Asset Value, Beginning Period         $1.000            $1.000            $1.000            $1.000            $1.000
 Investment Activities
   Net investment income                   0.080             0.090             0.070             0.060             0.070
Distributions
   Net investment income                  (0.080)           (0.090)           (0.070)           (0.060)           (0.070
Net Asset Value, End of Period            $1.000            $1.000            $1.000            $1.000            $1.000
 Total Return                              8.12%             9.14%             7.13%             6.19%             6.87%

 Ratios/Supplemental Data:
Net Assets, End of Period (000)           $432,905          $369,582          $409,440          $388,938          $231,823
Ratio of expenses to
    average net assets                     0.55%             0.56%             0.54%             0.56%             0.57%
Ratio of net investment income to
    average net assets                     7.84%             8.77%             6.92%             6.06%             6.55%
 Ratio of expenses to average net
   assets(d)
Ratio of net investment income to
   average net assets(d)

-----------------

(a) Effective May 16, 1991, Ameritrust Company National Association became investment adviser to the Fund. Effective March 16, 1992, Ameritrust was acquired by Society Corporation and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation, on July 13, 1992. Effective January 7, 1993, Society Asset Management, Inc. a wholly-owned subsidary of Society Corporation, was named investment adviser to the Fund. Effective August 30, 1994, the Financial Reserves Fund became the Victory Financial Reserves Portfolio.

(b)      Audited by other auditors.

(c) Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity . The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS


SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest primarily in the following high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:


o obligations of domestic and foreign financial institutions consisting of certificates of deposit, bankers' acceptances and time deposits.

o obligations of foreign branches of U.S. banks (Eurodollars) consisting of certificates of deposit, bankers' acceptances and time deposits.

o obligations of the U.S. government or any of its agencies or instrumentalities which may be backed by the credit-worthiness of the issuing agency.

o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of one year or less of domestic and foreign issuers.

o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.

o other short-term debt obligations of domestic and foreign issuers discussed in this prospectus.






The Fund may invest up to 25% of its total assets in U.S. dollar-denominated instruments issued by foreign branches of U.S. banks (Eurodollars), foreign banks and other foreign issuers (including American Depository Receipts). Investments in foreign securities, certificates of deposit and demand and time deposits of foreign banks and foreign branches of U.S. banks (including Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit, Canadian Commercial Paper and Europaper) may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse economic and political developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization or expropriation, or the imposition of other restrictions which could adversely affect the payment of principal and interest on such obligations. Certain provisions of federal law which govern the establishment and operation of U.S. banks do not apply to foreign banks or to foreign branches of U.S. banks. In addition, there is no limit on the amount of the Fund's investments in any one type of instrument or in the securities of issuers located in any one particular foreign country. The Fund will acquire such securities or financial instruments only when Key Advisers or the Sub-Adviser believes that the risks associated with them are minimal.

Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 120 days or less (however, as a matter of nonfundamental policy and in order to conform with applicable regulation, average weighted portfolio maturity will be limited to 90 days or less); buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund's Board of Trustees (the "Trustees") will monitor the quality of the Fund's investments.


Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.



ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O COMMERCIAL PAPER . The Fund may invest in short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS . Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.



O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.


The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.


O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

O  RECEIPTS.  In addition to bills, notes and bonds issued by the U.S.
Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. [ The Fund will limit its investment in such instruments to 20% of its total assets.]

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios , and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2)
commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short -term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on a index. Shortterm funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund will only purchase obligations that (i) are rated high quality by two of the following four nationally recognized rating services:
         Duff & Phelps Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P"), if rated by two or more services; (ii) are rated high quality if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Trustees. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.


         Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by the rating services as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating ("split rated" obligation), and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.


         For other corporate obligations, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.


2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities , or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in the securities of banks.

5. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.


Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST

HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An " Investment Professional " is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.


O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information such as balances should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions .

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Financial  Reserves Fund Primary
                                    Funds  Service  Corporation  P.O.  Box  9741
                                    Providence, RI 02940-9741.

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same -day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The  Victory Financial Reserves Fund.

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. (Eastern time) and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the

Business Day when the order to purchase such shares is deemed to have been received as provided above.



INVESTMENT REQUIREMENTS


All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment

Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O CHECK WRITING. Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the Account Application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies--Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.


You may redeem shares in several ways:


O BY MAIL.  Send a written request to:

                                    The Victory  Financial Reserves Fund
                                    Primary Funds Service Corporation
                                    P.O. Box 9741
                                    Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of 2:00 p.m. (Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may also provide cash compensation to dealers in connection with sales of shares of the Fund. In addition the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:


1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.




FEDERAL TAXES


The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

It is anticipated that no part of any Fund distribution will be eligible for the dividends received deduction for corporations.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gains are designated as capital gain dividends and are taxable to shareholders as a long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

The Fund's distributions may be exempt from state and local taxes to the extent that they consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities. The Fund intends to advise shareholders of the proportion of their dividend distributions which consist of such interest. Shareholders are urged to consult their own tax advisers regarding the possible exclusion of a portion of their dividend distributions for state and local tax purposes in their respective jurisdictions.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax , a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, performance information showing total return may also be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios, a business trust organized under the laws of Delaware, is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios was converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolio's Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments .

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .44% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the subadvisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund of the act and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR  AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf
of the Victory Portfolios at no cost to the Fund.   Key Advisers and the Sub-
Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.



BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .76% of the Fund's average daily net assets, including certain voluntary fee reductions or reimbursements.



                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory

Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolios' Board of Trustees may authorize the Victory Portfolios to offer other Funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics ("the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code).
 Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only one class of shares. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.






NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

 THE
 VICTORY
 PORTFOLIOS
 FUND FOR INCOME
 PROSPECTUS              For current yield, purchase and redemption information,
March 1, 1996                                 call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the FUND FOR INCOME (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). First Albany Asset Management Corporation is the investment sub-adviser to the Fund (the "Sub-Adviser" or "First Albany"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Fund pursues this objective by investing primarily in selected mortgage-related securities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O       NOT INSURED BY THE FDIC;

O       NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP
         BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O       SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
         AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                       PAGE

 Fund Expenses.............................................................. 2
Financial Highlights.........................................................3
Investment Objective........................................................ 3
 Investment  Policies and Risk Factors.......................................4
 How to Invest, Exchange and Redeem..........................................5
Dividends, Distributions and Taxes...........................................11
Performance..................................................................13
Fund Organization and Fees...................................................13
Additional Information.......................................................16

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


 SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of the offering price) .........................................2.00%
Maximum Sales Charge Imposed on Reinvested Dividends ........... none
Deferred Sales Charge .......................................... none
Redemption  Fees ................................................none
Exchange Fee ................................................... none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

Management Fees(2) ................................................. .20%
Administration  Fees(3)............................................. .06%
Other  Expenses(4) ................................................. .74%
Total Fund Operating  Expenses(4)(5) ...............................1.00%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees to the extent necessary to maintain the Total Fund Operating Expense ratio of the Fund at 1.20% until at least May 2, 1996. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of a average daily net assets would be .50%.

(3) The Administrator has agreed to reduce its administration fee. Absent the voluntary reduction of administration fees, the "Administration Fees" as a percentage of average daily net assets would be .15%.

(4) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

(5) Absent the voluntary waivers, Total Fund Operating Expenses as a percentage of average daily net assets would be 1.39%.

EXAMPLE:  You would pay the following expenses on a $1,000 investment , assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                            1 YEAR    THREE YEARS    FIVE YEARS    10 YEARS
                          --------    -----------    ----------    --------
Fund for Income ..........$ 30         $ 51           $ 74         $140

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited (except as indicated) by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios (for fiscal year ended October 21, 1995), by KPMG Peat Marwick LLP (for the period February 1, 1994 through October 31, 1994), and by LeMasters & Daniels (for earlier periods), respectively, as auditors whose report thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.



                                            THE VICTORY FUND FOR INCOME

                                                    PERIOD FROM
                                                    FEBRUARY 1,
                                      YEAR ENDED      1994 TO
                                      OCTOBER 31,   OCTOBER 31,
                                        1995(D)       1994(C)
                                                                                        YEAR ENDED JANUARY 31,
                                                                -------------------------------------------------------------------
                                                                  1994(C)   1993(C)   1992(C)  1991(C)    1990      1989     1988(F)
                                                                  -------   -------   -------  -------    ----      ----     ------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.43  $  10.14     $  10.57  $  10.55  $  10.19 $   9.90  $   9.73  $  9.95  $ 10.00
                                          --------  --------     --------  --------  -------- --------  --------  --------  -------
Income from Investment Activities
  Net investment income                     0.73        0.52         0.80      0.80     0.85      0.91      0.93     0.94     0.66
  Net realized and unrealized gains
    (losses) on investments             $   0.43      (0.71)        (0.41)     0.06     0.36      0.29      0.17    (0.22)   (0.05)
                                        --------  ----------     ------------------- ------------------ --------- --------- -------
     Total from Investment Activities       1.16       (0.19         1.30      1.97     1.21      1.20      1.10     0.72     0.61
                                       ---------   ---------     --------- --------- ------------------ --------- --------  -------
Distributions
  Net investment income                   (0.59)      (0.51)        (0.80)    (0.80)   (0.85)    (0.91)    (0.93)   (0.94)   (0.66)
  In excess of net investment income      (0.07)      (0.01)           --        --       --       --        --        --      --
  Net realized gains                                                (0.02)    (0.04)                         --        --      --
                                      ----------  -----------    ------------------------------------------------------------------
     Total Distributions                  (0.66)      (0.52)        (0.82)    (0.84)   (0.85)    (0.91)    (0.93)   (0.94)   (0.66)
                                      ----------  ----------     ---------------------------------------------------------- -------
NET ASSET VALUE, END OF PERIOD          $   9.93    $   9.43     $  10.14  $  10.57  $ 10.55 $   10.19  $   9.90  $   9.73  $ 9.95
                                        --------    --------     --------  --------  -------- --------  --------  --------  -------
Total Return (Excludes Sales Charge)      12.75%      (1.99%)(b)    3.75%     8.45%    12.34%    12.75%    11.77%     7.58%    --
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (ooo)          $22,756     $29,358      $46,632   $55,075  $58,055   $44,097   $35,788   $22,664   $6,221
Ratio of expenses to average net assets    1.12%       1.12%(b)     1.13%     1.12%    0.92%     0.50%     0.29%     0.22%    0.12%
Ratio of net investment income to
 average net assets                        7.62%       7.21%(b)     7.65%     7.56%    8.18%     9.15%     9.34%     9.53%    6.72%
Ratio of expenses to average net asse
(e)                                  ts    1.58%       1.26%(b)
 Ratio of net investment income to
 average net assets (e)                    7.16%       7.07%(b)
Portfolio turnover                        35.20%      18.00 %      47.00%    23.00%   24.00%     5.00%     5.40%    14.62%   19.88%



----------------------

(a)  Not annualized.
(b)  Annualized.
(c)  Audited by other auditors.
(d) Effective June 5, 1995, the Victory Fund for Income Portfolio became the Fund For Income.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(f) Information for the year ended January 31, 1988 is presented from May 8, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OR PRINCIPAL INVESTMENT POLICIES

The Fund will invest primarily in selected mortgage-related securities. This means that the Sub-Adviser generally will invest at least 65% of the Fund's total assets in mortgage-related securities--which are rated AA or higher by a nationally recognized statistical rating organization ("NRSRO")--and in unrated mortgages and mortgage-related securities--which, in the opinion of the Sub-Adviser, are of equivalent investment quality. This is a fundamental policy which may not be changed without shareholder approval. This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield, but at a higher risk, may be derived. The mortgage-related securities in which the Fund may invest consist of traditional pass-throughs (GNMAs, FNMAs and FHLMCs, CMOs, and REMICs). (See "Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits".) It is the Sub-Adviser's opinion that mortgage-related securities historically have provided the highest yield available on high-quality investments; nevertheless, for defensive purposes, the Sub-Adviser may, at certain times, decrease the percentage of the Fund's assets invested in these instruments. In addition, the Fund bears the risk that prepayment of underlying mortgages may occur at a higher or lower rate than the assumed prepayment rate, which may adversely affect the Fund's yield. For a more detailed discussion of mortgage-related securities and risks associated with them, see "the Funds Investments".


Even though the Fund will invest in high-quality assets which are expected to return 100% of their principal if held to maturity, there is risk to an investor's principal because of price changes which result from changes in interest rates. A rise in interest rates will result in a decline in the value of fixed-rate securities held by the Fund. A similar decline in interest rates would result in an increase in the value of the same assets. In general, the longer the maturity of a fixed-rate asset, the more sensitive to interest rate changes the price of the asset will be. An asset which has a fixed coupon rate and which has a longer maturity has greater price risk than a similar asset which either has a variable coupon rate or a shorter maturity.

The Sub-Adviser will consider interest rate risk as well as yield and safety of principal in managing the Fund's assets. As part of the Fund's interest rate strategy, except in unusual circumstances, the assets of the Fund as a whole will have an expected average maturity not to exceed 10 years. Individual assets may have expected average maturities which are shorter or longer than 10 years. The contractual maturity of an asset may also be substantially longer than its expected average maturity.


The Fund may invest up to 35% of the value of its total assets in (1) securities issued or guaranteed by the United States government, its agencies, and instrumentalities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or Prime-1 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; (4) privately issued debt securities which, although not mortgage-related securities of the type described above, are secured by mortgages on residential properties, provided such securities are rated A or better by Moody's and S&P or, if not rated, are of equivalent investment quality as determined by Key Advisers and the Sub-Adviser (such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof); and (5) corporate debt obligations rated A or higher by Moody's and S&P. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



O MORTGAGE-RELATED SECURITIES. Mortgage-Related Securities include securities which represent or are secured by interests in pools of residential or commercial mortgage loans made by lenders such as thrift institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related, and private organizations.


Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly, quarterly, or semiannual payment which generally consists of both interest and principal payments. In effect, these payments are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal generally resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is difficult to predict accurately the average life of a particular pool. For pools of fixed-rate mortgages, common industry practice is to estimate the average life based on assumptions regarding prepayments. An average life based on the prepayment characteristics of the underlying mortgages will be assumed. Such assumptions will vary as a result of the particular characteristics of each pool such as interest rates and demographics.

Yields on traditional pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.
 Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool of the mortgage-related securities. Actual prepayment experience may cause the yield to differ from the assumed average life yield if the security is priced either above or below the par amount. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus reducing or increasing the yield of the Fund.


O COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Collateralized Mortgage Obligations known as "CMOs" and Real Estate Mortgage Investment Conduits, known as "REMICs," are mortgage-related securities which generally distribute principal and interest from an underlying pool of mortgages monthly, quarterly, or semiannually. The distribution is made sequentially rather than on a pro rata basis. Generally, with both the CMOs and REMICs, there are multiple classes of ownership providing for successively longer expected average maturities.


The Fund may invest in any class. The average maturity of a CMO or REMIC interest will vary based on the maturity of the underlying mortgage instruments and the rate of prepayment of such mortgages, the nature of the interest, and the payment priority of the class. Because of the multi-class structure, prepayments are more likely to shorten the average maturity of the shorter maturity classes of CMOs and REMICs than would be the case for traditional pass-through securities. As a consequence, investment in CMOs and REMICs may involve greater investment risk than investment in traditional pass-through securities.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States government. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States government.

Commercial banks, thrift institutions, private mortgage insurance companies, mortgage bankers, real estate developers, and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers, in addition, may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools; however, timely payment of interest and principal of these mortgage pools often is supported by various forms of insurance or guarantees. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered by the Sub-Adviser in determining whether a mortgage-related security meets the Fund's investment quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of loan characteristics, payment history, and loan experience and practices of the poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards.

The size of the primary issuance market, active participation in the secondary market of securities dealers, and a diversity of investors make government and government-related pass-through pools highly liquid. Private conventional pools of mortgagees have also achieved broad market acceptance and consequently an active secondary market has emerged; however, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placement, in which case the secondary market is less liquid; those securities are considered illiquid.

The Fund will not purchase mortgage-related securities, other interests in mortgages, or any other assets which, in the Sub-Adviser's opinion, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.


The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser, consistent with the Fund's investment objective, policies, and quality standards, will consider making investments in such new types of securities.


O REPURCHASE AGREEMENTS . Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Not more than 10% of the Fund's total assets will be invested in repurchase agreements having a maturity of more than seven days.

O WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transactions; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

However, if the Sub-Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then-current market values. No when-issued or forward transactions will be made by the Fund if, as a result, more than 33-1/3% of the value of the Fund's total assets would be committed to such transactions.



O LENDING OF FUND SECURITIES. The Fund may from time to time lend securities from its portfolio to brokers, dealers, and financial institutions and receive collateral in the form of cash or U.S. Government obligations. Under the Fund's current practices (which are subject to change), the loan collateral must be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee, or affiliate of the Fund, the Victory Portfolios, Key Advisers, the Sub-Adviser, or the Distributor.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 35.20% compared to 18.00% in the period from February 1, 1994 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Funds investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
      (a) more than 5% of the Funds' total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. The Fund may not borrow money, other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33-1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets .

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST


o HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities brokers or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent on your behalf (see "Fund Organization and Fees-Transfer Agent"). You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Fund for Income
                        Primary Funds Service Corporation
                                  P.O. Box 9741
                            Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:



                         Boston Safe Deposit & Trust Co.
                                 ABA #011001234
                            Credit PFSC DDA #16-918-8
                           The Victory Fund for Income

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies--Share Price" below) If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                              SALES            SALES
                             CHARGES          CHARGES               DEALER
                            AS A % OF        AS A % OF            REALLOWANCE
                            OFFERING        NET AMOUNT            AS A % OF
INVESTMENT                    PRICE          INVESTED          OFFERING PRICE(1)

   Less than $49,999...........2.00%            2.04%               1.50%
 $50,000   to $99,999..........1.75             1.78                1.25
 $100,000   to $249,999........1.50             1.52                1.00
 $250,000   to $499,999........1.25             1.27                0.75
 $500,000   to $999,999........1.00             1.01                0.50
 $1,000,000 and above..........0.00               none                (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to .25% on such purchases.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.


For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

o WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5)   Shareholders of the former Investors  Preference Fund For Income, Inc. and
      the  Investors   Preference  New  York  Tax-Free   Fund,   Inc.  who  have
      continuously maintained accounts with a fund or funds of the Victory

      Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges);

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


SPECIAL INVESTOR SERVICES


o THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day (see "Shareholder Account Rules and Policies - Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies-Share Price") . Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:

                           The Victory Fund for Income
                        Primary Funds Service Corporation
                                  P.O. Box 9741
                            Providence, RI 02940-9741



Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


o SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected.

The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the transfer agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

 o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 1.50% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




o STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



o REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

o COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES (to be revised by Tax Dept)

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISER TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.


                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios is organized as a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


 INVESTMENT ADVISERS AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Funds assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Funds investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .35% of the average daily net assets of the Fund .

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with First Albany Asset Management Corporation. First Albany Asset Management Corporation, 41 State Street, Albany, New York 12207, was incorporated on July 3, 1991, as a newly formed subsidiary of First Albany Companies, Inc. It utilizes the expertise of an experienced staff of research personnel employed by its affiliate, First Albany Corporation. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser a subadvisory fee at an annual rate of .20% of the Fund's average daily net assets.

Effective May 1, 1996, the Sub-Advisory agreement between Key Advisers and First Albany will terminate and Key Advisers will serve as investment adviser to the Fund.


The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:


      PORTFOLIO                 MANAGING                    PREVIOUS
       MANAGER                 FUND SINCE                 EXPERIENCE

Robert T. Hennes, Jr.        Since Inception       Executive Vice President of
                                                   First Albany Asset
                                                   Management Corporation
                                                   since 1991;  formerly
                                                   Executive   Vice President
                                                   and   Director of Dollar Dry
                                                   Dock Bank.

Robert H. Fernald              May 1, 1996         Vice President and Portfolio
                                                   Manager for Society Asset
                                                   Management, Inc., beginning
                                                   in 1993 and for Society
                                                   National Bank since 1992;
                                                   Portfolio Manager for
                                                   Ameritrust Company National
                                                   Association from 1991 to
                                                   1992; formerly Vice President
                                                   of Fairfield Research
                                                   Corporation.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN


Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.


INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. serves as  independent accountants to the Fund.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.58% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by each of the advisers for their respective employees and the Board of Trustees of the fund reviews their Codes and any substantial violations of the Code. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.


In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800- 539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
GOVERNMENT BOND FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GOVERNMENT BOND FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The Fund's dollar-weighted average maturity is expected not to exceed ten years under normal market conditions.

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after a purchase , the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission ("Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O       NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                      PAGE

Fund Expenses............................................................ 2
Financial Highlights..................................................... 3
Investment Objective
 Investment Policies and Risk Factors...................................  3
 How to Invest, Exchange and Redeem.....................................  7
Dividends, Distributions and Taxes...................................... 16
Performance............................................................. 17
Fund Organization and Fees.............................................. 18
Additional Information.................................................. 20

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)


                                              CLASS A    CLASS B


  Maximum Sales Charge Imposed
   on Purchases (as a percentage of
    the offering price)...................       4.75%   none
  Maximum Sales Charge Imposed on
      Reinvested Dividends................       none    none
  Deferred Sales Charge...................       none    5% in the first year,
                                                         declining to 1% in
                                                         the sixth year and
                                                         eliminated
                                                         thereafter
  Redemption Fees.........................       none     none
  Exchange Fee............................       none     none



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets).


                                              CLASS A    CLASS B


  Management Fees(2)......................       0.28%   0.28%
  Administration Fees.....................       0.15%   0.15%
  Rule 12b-1 Distribution   Fees..........       0.00%   0.75%
  Other Expenses(3).......................       0.57%   0.71%
                                                ------   ----
  Total Fund Operating Expenses  (2)(3)          1.00%   1.89%
                                                 ====    ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its incestment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .55% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.27% for Class A Shares and 2.16% for Class B Shares.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay . (See "Fund Organization and Fees - Shareholder Servicing Plan.")

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.




                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------   --------


Government Bond Fund - Class A Shares       $57       $78    $100        $164
Government Bond Fund - Class B Shares       $69       $89    $122        $198(1)


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal period ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick LLP (for earlier periods), respectively, as independent auditors for the Victory Portfolios, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994.




                                                                     THE VICTORY GOVERNMENT BOND FUND
                                                         CLASS B                             CLASS A
                                              --------------------------       -------------------------------------
                                             SIX MONTHS      SEPTEMBER 26,    SIX MONTHS
                                                ENDED             1994           ENDED       YEAR ENDED   MAY 3, 1993
                                             OCTOBER 31,      TO APRIL 30,    OCTOBER 31,     APRIL 30,   TO APRIL 30,
                                               1995 (E)       1995 (A) (D)     1995 (E)       1995 (D)    1994 (A) (D)
                                              ---------       ------------     --------       --------    ------------

NET ASSET VALUE, BEGINNING                    $  9.43        $ 9.25         $   9.44        $  9.45     $   10.00
  OF PERIOD
                                                 0.25          0.31             0.33           0.55          0.45
Investment Activities
  Net investment income
  Net realized and unrealized gains (losses)     0.45          0.17             0.40         (0.02)        (0.54)
    from investments
                                                 0.70          0.48             0.73           0.53        (0.09)
                                                 ====          ====             ====           ====        ======
  Total from Investment Activities
Distributions


  Net investments income                       (0.22)        (0.30)           (0.29)         (0.54)        (0.45)
  In excess of net investment income           (0.06)            --           (0.01)             --            --
  Net realized gains                               --            --               --             --        (0.01)
    Total   Distributions                      (0.28)        (0.30)           (0.30)         (0.54)        (0.46)
                                                -----        ------           ------         ------        ------

NET ASSET VALUE, END OF PERIOD                $  9.85      $   9.43         $   9.87       $   9.44      $   9.45

Total   Return (excludes sales charges)          7.47%(b)      5.26%(b)         7.86%(b)       5.87%        (1.06%)
 RATIOS/SUPPLEMENTAL DATA:

Net   Assets, End of   Period (000)             $ 909      $    155          $27,856       $ 84,567      $120,636
Ratio of expenses to average net assets          1.82%(c)      1.43%(c)         0.92%(c)      0.63%          0.38%(c)
Ratio of net investment income to  average
  net assets                                     4.98%(c)      5.03%(c)         6.04%(c)     5.97%           4.61%(c)
Ratio of expenses to average net assets(f)       2.12%(c)      1.60%(c)         1.06%(c)      0.98%          0.96%(c)
Ratio of  net investment income to average
  net assets (f)                                 4.68%(c)      4.86%(c)         5.90%(c)     5.62%           4.03%(c)
Portfolio turnover                              68.82%       127.00%           68.82%       127.00%        121.00%



(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d)  Audited by other auditors.
(e) Effective June 5, 1995, the Victory Government Bond Portfolio became the Government Bond Fund.
(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The Fund's dollar-weighted average maturity is expected not to exceed ten years under normal market conditions. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES


The Fund pursues its objective by investing primarily in a portfolio of U.S. government securities. When Key Advisers or the Sub-Adviser believes market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term securities such as bankers' acceptances, certificates of deposit and other bank obligations, repurchase agreements, short-term government or government agency obligations, and commercial paper and other short-term corporate obligations, having remaining maturities of one year or less.





The value of the Fund's securities will fluctuate in response to market conditions and the value of a share in the Fund may vary. Investors should review the investment objective and policies of the Fund and carefully consider the ability to assume any risk involved in purchasing shares of the Fund, including the risk of possible loss of principal.

Generally, bond funds offer higher yields than money market funds although unlike money market funds, the share price of bond funds fluctuates in response to changes in prevailing interest rates and may be affected by other market and credit factors. Fixed-income securities (except securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and a Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The share prices and yields of the Fund are not insured or guaranteed by the U.S. Government.


ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O MONEY MARKET INSTRUMENTS . The Fund may invest in money market instruments, which are short-term, high-quality debt securities, including U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates. The Fund may only invest in U.S. Government securities and money market instruments.


O COMMERCIAL PAPER. The Fund may invest in commercial paper, which consists of short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit, which are negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances, which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. The Fund may invest in time deposits, which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits (REMICs) under current tax law in order to avoid certain potential adverse tax consequences.


The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk.

Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.


O EXTENDIBLE DEBT SECURITIES . The Fund may purchase extendible debt securities , which can be retired at the option of the Fund at various dates prior to maturity.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios and to the extent required by the laws of any state in which shares of a fund are sold, Key Advisers or the Sub-Adviser will waive its fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of money market funds which invest only in securities of equal or higher short-term ratings as the securities in which the Fund may invest.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal period ended October 31, 1995, the portfolio turnover rate was 68.82% compared to 127.00% in the fiscal year ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                             INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not (a) invest more than 5% of its total assets in the securities of any issuer (except U.S. Government securities, except that up to 25% of the Fund's total assets may be invested without regard to this limitation) and (b) invest more than 25% of the Fund's assets in securities of companies having their principal business activities in the same industry (except U.S. government securities).

2. The Fund may not borrow money except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 331/3% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW  TO INVEST


The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

O WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

4. INVESTMENT PROFESSIONALS. A salesperson , financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent" below) on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will inform you if whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.



The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

0 INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details. INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                          The Victory Government Bond Fund,
                          Primary Funds Service Corporation
                          P.O. Box 9741
                          Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                               Boston Safe Deposit & Trust Co.

                               ABA #011001234
                               Credit PFSC DDA#16-918-8
                               The Victory  Government Bond Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Class A Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                                                    DEALER

                                          CLASS A SALES CHARGE
REALLOWANCE
                                     AS   A % OF      AS A % OF    AS A % OF


                                      OFFERING       NET AMOUNT    OFFERING

         AMOUNT OF PURCHASE             PRICE        INVESTMENT     PRICE

         Less than $49,999.........      4.75%          4.99%       4.00%
         $50,000 to $99,999........      4.50%          4.71%       4.00%
         $100,000 to $249,999......      3.50%          3.63%       3.00%
         $250,000 to $499,999......      2.25%          2.30%       2.00%
         $500,000 to $999,999......      1.75%          1.78%       1.50%
         $1,000,000 and above......      0.00%          0.00%         (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.



The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.

 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of

         KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                             CONTINGENT DEFERRED SALES CHARGE
         YEARS SINCE PURCHASE                   ON REDEMPTIONS IN THAT YEAR
         PAYMENT WAS MADE                   (AS % OF AMOUNT SUBJECT TO CHARGE)

         0-1                                               5.0%
         1-2                                               4.0%
         2-3                                               3.0%
         3-4                                               3.0%
         4-5                                               2.0%
         5-6                                               1.0%
         6 and following                                   none


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


O WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2 , as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans, and
(4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

O AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements-Class B Conversion Feature" in the Statement of Additional Information.

O DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares . This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission paid to the selling broker . The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the

Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts - Class B Shares Distribution Plan" in the Statement of Additional Information.


SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (See "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O BY MAIL. Send a written request to:

                            The Victory  Government Bond Fund
                            P.O.  Box 9741
                            Providence, RI 02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange (the "NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES


SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their client by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500 you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.


o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."



O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.


                                   PERFORMANCE


From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports. The Predecessor Fund's Annual Report to shareholders dated April 30, 1995, includes additional information about the performance of the Predecessor Fund. These reports are available without charge upon request by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES


The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


REORGANIZATION WITH PREDECESSOR FUND

The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty- five one hundredths of one percent(.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .21% and .25% of the average daily net assets for Class A and Class B shares, respectively, of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the subadvisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.


The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

                         MANAGING                 PREVIOUS

PORTFOLIO MANAGER        FUND SINCE              EXPERIENCE

Robert H. Fernald       March, 1994   Vice President, Society Asset
                                      Management, Inc.; Portfolio    Manager
                                      with Society Asset Management, Inc.
                                      since 1993 and with Society National
                                      Bank since 1992; Portfolio    Manager,
                                      Ameritrust Company National
                                      Association 1991-1992; formerly, Vice
                                      President, Fairfield Research
                                      Corporation.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

 Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT


BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal period ended October 31, 1995, the Fund's total operating expenses for Class A and Class B shares were 1.06% and 2.12%, respectively, of the Fund's average daily net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic  trends,  (b) describes  general  trends within the financial  services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.








NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
 VICTORY
PORTFOLIOS
 GOVERNMENT MORTGAGE FUND

 PROSPECTUS             For current yield, purchase, and redemption information,
MARCH 1, 1996                              CALL 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GOVERNMENT MORTGAGE FUND (the "Fund") , a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income consistent with safety of principal. The Fund pursues this objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O   NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                   PAGE

Fund Expenses..........................................................3
Financial Highlights...................................................4
 Investment Objective................................................. 5
 Investment Policies and Risk Factors................................. 5
How to Invest, Exchange and Redeem.....................................9
Dividends, Distributions and Taxes....................................19
Performance...........................................................21
Fund Organization and Fees............................................22
Additional Information................................................25

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


SHAREHOLDER TRANSACTION EXPENSES(1)


         Maximum Sales  Charge Imposed on Purchases (as a
           percentage of the offering price)                             4.75%
         Maximum Sales  Charge Imposed on Reinvested Dividends           none
         Deferred Sales  Charge                                          none
         Redemption Fees                                                 none
         Exchange Fee                                                    none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

         Management Fees                                                 .50%
         Administration  Fees                                            .15%
         Other Expenses(2)                                               .25%
         Total Fund Operating Expenses(2)                                .90%

---------------

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing Plan.")


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                 ------    -------   -------   --------


Government Mortgage Fund           $56     $75         $95       $153


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon , together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.




                                      THE VICTORY GOVERNMENT MORTGAGE FUND
                                                                                                        MAY 18,
                                                                                                       1990  TO
                                                            YEAR ENDED OCTOBER 31,                     OCT. 31,
                                             1995         1994       1993         1992       1991     1990(a)(d)

NET ASSET VALUE,
  BEGINNING   OF PERIOD                $    10.33     $  11.36   $  11.07      $ 10.73    $ 10.18      $ 10.00
                                       ----------     --------   --------      -------    -------      -------

 Income from Investment Activities:
   Net investment income                     0.72         0.68       0.66         0.74       0.80         0.35
   Net realized and   unrealized
    gains  (losses) on   investments         0.62        (1.02)      0.32         0.34       0.55         0.18
                                      -----------     --------- ---------    ---------   --------     --------
         Total from
          Investment   Activities            1.34        (0.34)       .98         1.08       1.35         0.53
                                      -----------     -------------------    ---------   --------     --------
Distributions
   Net   investment income                  (0.71)       (0.67)     (0.66)       (0.74)     (0.80)       (0.35)
   Net realized gains                       (0.03)       (0.02)     (0.03)
   In excess of net realized gains          (0.05)
  Tax return of capital                     (0.02)     _______    _______
                                     -------------
         Total Distributions                (0.81)       (0.69)     (0.69)       (0.74)     (0.80)       (0.35)
                                       ----------     --------   --------     --------    -------      -------

NET ASSET VALUE,
  END OF PERIOD                        $    10.86     $  10.33   $  11.36      $ 11.07    $ 10.73      $ 10.18
                                       ==========     ========   ========      =======    =======      =======

  Total Return                              13.55%      (3.01%)      9.05%       10.34%     13.77%        5.37%
   (Excludes Sales Charge)

 RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)                           $136,103     $148,168   $132,738      $73,660    $42,616      $31,972
Ratio of expenses   to
  average net   assets                       0.77%        0.76%      0.75%        0.77%      0.78%        0.82%
Ratio of net investment
    income to average net assets             6.81%        6.38%      5.92%        6.82%      7.68%        7.98%
Ratio of expenses to
  average net assets (c)                     0.79%        0.96%      0.76%
Ratio of net investment
  income to average net
  assets (c)                                 6.80%        6.18%      5.92%
Portfolio turnover                          59.14%      131.63%     50.18%       11.19%     20.70%


(a)   Period from commencement of operations.
(b)   Annualized.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(d) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with safety of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


Mortgage-related securities in which the Fund may invest must be issued or guaranteed by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC").


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").


STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transaction only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market and currency risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to liquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 59.14% compared to 131.63% in the prior fiscal year.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes one of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment of the Fund.

o The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

The investment limitation indicated above in this subsection is fundamental. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act).

                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST


O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent" below) on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.



INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                       The Victory Government Mortgage Fund
                                       Primary Funds Service Corporation
                                       P.O. Box 9741
                                       Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                                 Boston Safe Deposit & Trust Co.

                                 ABA #011001234
                                 Credit PFSC DDA #16-918-8
                                 The Victory Government Mortgage Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each
Business Day (as defined in "Shareholder Account Rules and Polices -- Share Price" below). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Tranfer Agent in a timely fashion in order for you to receive that day's share price.



INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                 Sales Charge  Sales Charge      Dealer
                                  As  a % of     As a % of     Reallowance
                                   Offering      Net Amount     As a % of
Amount of Purchase                   Price        Invested    Offering Price

Less than $49,999................     4.75%        4.99%          4.00%
$50,000 to $99,999...............     4.50%        4.71%          4.00%
$100,000 to $249,999.............     3.50%        3.63%          3.00%
$250,000 to $499,999.............     2.25%        2.30%          2.00%
$500,000 to $999,999.............     1.75%        1.78%          1.50%
$1,000,000 and above.............     0.00%        0.00%            (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of the total amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers " refers to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5)    Shareholders of the former Investors Preference Fund For Income, Inc.
       and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".



SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your

Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

          (1) Shares of the fund selected for exchange must be available for sale in your state of residence.

          (2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

          (3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

          (4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

          (5) The registration and tax identification numbers of the two accounts must be identical.

          (6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (See "Shareholder Account Rules and Policies --Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O BY MAIL.  Send a written request to: The Victory   Government Mortgage Fund
                                       P.O. Box 9741
                                       Providence, RI  02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange (the "NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving , and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly . The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:



1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option. Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".


O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES [to be updated by Tax Dept.]


The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent such dividends consist of interest from obligations of the U.S. government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders ar urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state a local income tax purposes in their respective jurisdictions.

OTHER TAX INFORMATION


The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. Investors considering an investment in the Fund should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.




                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .49% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub- Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:



PORTFOLIO                   MANAGING              PREVIOUS
MANAGER  FUND SINCE        EXPERIENCE

Robert   H. Fernald      November, 1994     Vice  President  and Portfolio
                                            Manager  for   Society   Asset
                                            Management, Inc., beginning in
                                            1993 and for Society  National
                                            Bank  since  1992;   Portfolio
                                            Manager for Ameritrust Company
                                            National Association from 1991
                                            to   1992  ;   formerly   Vice
                                            President     of     Fairfield
                                            Research Corporation.



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.



ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.


The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory

Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.



BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .79% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.



                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.
























NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
 VICTORY
PORTFOLIOS
GROWTH FUND


PROSPECTUS         For current yield, purchase and redemption information,
MARCH 1, 1996                         call 800-539-FUND or 800-539-3863




THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GROWTH FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide long-term growth of capital. The Fund pursues this objective by investing primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or calling 800-539-3863.


SHARES OF THE FUND ARE:


O    NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                PAGE

 Fund Expenses ..................................................  3
Financial Highlights ............................................. 4
 Investment Objective ..........................................  .5
Investment Policies and Risk Factors.............................. 5
How to Invest, Exchange and Redeem .............................. 12
Dividends, Distributions and Taxes .............................. 21
Performance ..................................................... 24
Fund Organization and Fees ...................................... 24
Additional Information .......................................... 28

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

 SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales  Charge Imposed on Purchases (as a percentage
  of the offering price).............................................. 4.75%
Maximum Sales  Charge Imposed on Reinvested Dividends ...............  none
Deferred Sales  Charge ................................................none
Redemption  Fees ......................................................none
Exchange Fee ......................................................... none


 ANNUAL FUND OPERATING EXPENSES (as a percentage of average  daily net assets)


Management Fees..................................................     1.00%
Administration  Fees ............................................      .15%
Other  Expenses(2)...............................................      .25%
Total Fund Operating  Expenses(2)................................     1.40%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.


                                        1 YEAR   3 YEARS     5 YEARS    10 YEARS
                                        ------   -------     -------    --------


  Growth Fund..........................    $61       $90        $120        $207

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information.





                             THE VICTORY GROWTH FUND


                                             FISCAL YEAR           DECEMBER  3,
1993
                                                ENDED            TO OCTOBER 31,
                                          CTOBER 31, 1995(D)         1994(A)

NET ASSET VALUE, BEGINNING OF PERIOD           $  10.23              $ 10.00
                                               --------              -------
Income from Investment Activities
  Net investment income                            0.11                 0.10
  Net realized and unrealized gains
     (losses)   from investments                   1.97                 0.22
                                             ----------              -------
         Total from Investment
           Activities                              2.08                 0.32
                                             ----------              -------
Distributions
     Net investment income                       (0.11)               (0.09)
     Net realized gains                           (0.05)                0.00
         Total Distributions                      (0.16)               (0.09)
                                              ---------              -------
Net Asset Value, End of Period               $    12.15              $ 10.23
                                             ==========              =======
TOTAL RETURN (EXCLUDES SALES CHARGE)              20.54%             3.22%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                $108,253              $66,921
Ratio of expenses to average net assets            1.07%             0.94%(c)
Ratio of net investment income to
     average net assets                            1.00%             1.10%(c)
Ratio of expenses to average net
     assets (e)                                    1.42%             1.51%(c)
Ratio of net investment income to average
     net assets (e)                                0.65%             0.52%(c)
Portfolio   Turnover                             107.13%               28.09%

(a)      Period from commencement of operations.
(b)      Not Annualized.
(c)      Annualized.
(d) Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund. Financial highlights for the period prior to June 5, 1995 represent the Growth Fund.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund seeks to provide long-term growth of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES


The Fund pursues its objective by investing primarily in a diversified group of common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

Under normal market conditions, Key Advisers or the Sub-Adviser selects securities issued by companies with above-average growth rates, high return on equity, high rate of reinvestment in the company, and strong balance sheets.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



o SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "high quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days, and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.

o INVESTMENT GRADE SECURITIES. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Victory Portfolios Board of Trustees (the "Trustees").

o FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.

o FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

o ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates . For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

o RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

o SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities . The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser. has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3 % of total assets.

o WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes . The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

o INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

o PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

o OPTIONS.  The Fund may write  call  options  from time to time.  The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.

Certain investment management techniques which the Fund may use, such as the purchase and sale of options (described above), may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 107.13% compared to 28.09% in the fiscal period from December 31, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE : The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.


1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST


O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that have entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a sales person, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate transactions by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

         The Victory Growth Fund
         Primary Funds Service Corporation
         P.O. Box 9741
         Providence,  RI 02940-9741

 Subsequent purchases may be made in the same manner.

O BY WIRE.  Call 800-539-3863 to set up your Fund account to accommodate wire
transactions.  YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS.   Federal
funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                                    Boston Safe Deposit & Trust Co.

                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory  Growth Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                       SALES         SALES
                                   CHARGE  AS      CHARGE AS         DEALER
                                      A % OF        A % OF        REALLOWANCE
                                     OFFERING      NET AMOUNT        AS A % OF
AMOUNT OF PURCHASE                     PRICE        INVESTED         OFFERING
PRICE

Less than $49,999.................      4.75%          4.99%           4.00%
$50,000 to $99,999................      4.50%          4.71%           4.00%
$100,000 to $249,999..............      3.50%          3.63%           3.00%
$250,000 to $499,999..............      2.25%          2.30%           2.00%
$500,000 to $999,999..............      1.75%          1.78%           1.50%
$1,000,000 and above..............      0.00%          0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.

 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




o RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).


To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons(which categories may be changed or eliminated at any time):


(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;


(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."



SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the

Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax -planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts ("IRAs") and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund, as funds having only one class of shares are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same two classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies - "Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O  BY MAIL. Send a written request to:

                                    The Victory  Growth Fund
                                    Primary Funds Service Corporation
                                    P.O. Box 9741
                                    Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing), participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

O The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

O Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

O Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

O The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

O Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

O If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

O "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

O The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

KL2:129870.1

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099- DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



o REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.


                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER AND SUB-ADVISER

 KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Trustees believe such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund
 . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .71% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub- Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:




PORTFOLIO                 MANAGING               PREVIOUS
MANAGER                   FUND SINCE           EXPERIENCE

William F. Ruple          June, 1995          Vice President and
                                              Portfolio  Manager with
                                              Society Asset
                                              Management since
                                              December, 1992;
                                              Portfolio Manager with
                                              Society National Bank from 1989 to
                                              December 1992.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


Concord Holding Corporation is the administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

 Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT


BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


 CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

 INDEPENDENT ACCOUNTANTS

 Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .00% of average daily net assets in excess of $50 million.

EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.42% of the Fund's average net assets , excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code).
 Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that
(a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.






No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Victory Portfolios or the Distributor. This Prospectus does not constitute an offering by the Victory Portfolios or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                   THE VICTORY INSTITUTIONAL MONEY MARKET FUND













                                  March 1, 1996

TABLE OF CONTENTS                                                           PAGE

         Fund Expenses.......................................................  4
         Financial Highlights................................................  5
         Investment Objective................................................  6
         Investment Policies and Risk Factors................................  6
         How to Invest, Exchange and Redeem.................................. 13
         Dividends, Distributions and Taxes.................................. 19
         Performance......................................................... 21
         Fund Organization and Fees.......................................... 22
         Additional Information.............................................. 25

THE
VICTORY
PORTFOLIOS
INSTITUTIONAL MONEY MARKET FUND

PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INSTITUTIONAL MONEY MARKET FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub- Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

The Fund offers two classes of shares: Investor Shares and Select Shares. The Investor Shares are sold at net asset value without a sales load , and are not subject to a shareholder servicing fee ; the Investor Shares are available to certain institutions. The Select Shares are sold at net asset value without a sales load but are subject to a shareholder servicing fee not to exceed 0.25% of the aggregate net assets of that class; such fees are paid to bank trust departments and other financial institutions that provide shareholder services to shareholders of the Select Shares Class.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.


SHARES OF THE FUND ARE:

o        NOT INSURED BY THE FDIC;

o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FUND EXPENSES

         The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES.(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                         none
         Maximum Sales Charge Imposed on Reinvested Dividends             none
         Deferred Sales Charge                                            none
         Redemption Fees                                                  none
         Exchange Fee                                                     none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets).

                                             INVESTOR        SELECT
                                              SHARES*       SHARES**

Management Fees(2)                               .10%             .10%
  Administration Fee                             .06%             .06%
Other Expenses                                   .11%             .36%(3)
                                                ----              ---
Total Fund Operating Expenses                    .27%             .52%
                                                 ===              ===

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest , Exchange and Redeem.")

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of daily net assets would be .25% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

(4) Absent the voluntary reductions referred to in footnote (2) above, "Total Fund Operations Expenses as a percentage of average daily net assets for Investor and Select Shares would be .51% and .76%, respectively.

*       Investor Shares was formerly known as Institutional Shares.
**       Select Shares was formerly known as Service Shares.

         EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) full redemption at the end of each time period.

                                       1 YEAR      3 YEARS    5 YEARS   10 YEARS
                                       ------      -------    -------   --------


Institutional Money Market  Fund--
    Investor Shares....................    $3         $ 9        $15         $34
Institutional Money Market   Fund--
    Select Shares......................    $5         $17        $29         $65

         The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that each class of shares of the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The table below sets forth certain financial information with respect to the financial highlights for the Fund, for the periods indicated. The information below has been derived from financial statements audited (except as indicated) by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31,
1995) and by KPMG Peat Marwick LLP (for all earlier periods), respectively, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. The Predecessor Fund offered Select Shares only. The information set forth below is for a share of the Fund outstanding throughout each period indicated.

                   THE VICTORY INSTITUTIONAL MONEY MARKET FUND

                                                 INVESTOR
                                  SELECT SHARES  SHARES
                                                 SIX MONTHS
                                  JUNE 5, 1995   ENDED
                                  OCTOBER 31,    OCTOBER 31,                            YEAR ENDED APRIL 30,
                                  1995(A)(E)     1995(E)       1995(D)    1994(D)   1993(D)   1992(D)   1991(D)   1990      1989
                                  ----------     -------       -------    -------   -------   -------   -------   ----      ----

NET ASSET VALUE,
 BEGINNING OF PERIOD              $1.000         $1.000        $1.000     $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                                  ------         ------        ------     ------    ------    ------    ------    ------    ------
 Income from
   Investment Activities

Net investment income             0.012          0.290         0.500      0.028     0.032     0.051     0.076     0.087     0.082
Distributions
        Net investmen
          income                  (0.012)        (0.290)       (0.500)    (0.028)   (0.032)   (0.051)   (0.076)   (0.087)   (0.082)
                                  ------         ------        ------     ------    ------    ------    ------    ------    ------

NET ASSET VALUE,
   END OF PERIOD                  $1.000         $1.000        $1.000     $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                                  ------         ------        ------     ------    ------    ------    ------    ------    ------

Total Return                      1.23%(b)       2.90%(b)      4.91%      2.80%     3.26%     5.21%     7.83%     8.95%     8.46%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period(000)    $11,479        $504,536      $449,814   $541,229  $155,097  $177,640  $248,515  $178,208  $133,492
Ratio of expenses to
   average net assets             0.51%(c)       0.26%(c)      0.27%      0.55%     0.43%     0.30%     0.30%     .30%      .29%
Ratio of net investme
   income to average
   net assets                     5.33%(c)       5.69%(c)      4.91%      2.78%     3.19%     5.06%     7.46%     8.63%     8.21%
Ratio of expenses to
   average net assets(g)          1.00%(c)       0.49%(c)      0.51%      0.55%     0.48%     0.42%     0.44%
 Ratio of net investment
   income to average net
   assets(g)                      4.84%(c)       5.46%(c)      4.67%      2.78%     3.14%     4.94%     7.32%


                                             YEAR ENDED APRIL 30,
                                  1988           1987          1986

NET ASSET VALUE,
 BEGINNING OF PERIOD              $1.000         $1.000        $1.000

 Income from
   Investment Activities

Net investment income             0.068          0.061         0.075
Distributions
        Net investmen
          income                  0.068)(f)      (0.061)(f)    (0.075)

NET ASSET VALUE,
   END OF PERIOD                  $1.000         $1.000        $1.000

Total Return                      6.98%          6.21%         7.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period(000)    $172,151       $106,961      $56,260
Ratio of expenses to
   average net assets             .25%           .24%          .39%
Ratio of net investme
   income to average
   net assets                     6.94%(f)       6.02%(f)      7.58%(f)
Ratio of expenses to
   average net assets(g)
 Ratio of net investment
   income to average net
   assets(g)


-----------------
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d)    Audited by other auditors.
(e) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional Money Market Fund, and the Fund commenced offering separate share classes.
(f) Through March 13, 1988, distributions were declared from the total of net interest income, net realized gain/(loss) on investments and unrealized appreciation (depreciation) of investments. Subsequently, distributions have been declared solely from net interest income.
(g) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund's objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment in high-quality, money-market instruments. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There is no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES.

The Fund pursues its objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments.

The Fund will invest in the following high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:


o        obligations   of  domestic   financial   institutions   consisting   of
         certificates of deposit, bankers' acceptances and time deposits.

o obligations of foreign branches of U.S. banks (Eurodollars) including certificates of deposit, bankers' acceptances and time deposits.

o        obligations  of  the  U.S.   government  or  any  of  its  agencies  or
         instrumentalities which may be backed by the credit-worthiness of the issuing agency.

o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of 397 days or less.

o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.

o other short-term debt obligations of domestic issuers discussed in this prospectus.

The Fund will only purchase obligations that at the time of purchase (i) are rated high quality by at least two nationally recognized statistical rating organizations ("NRSRO"); (ii) are rated high quality if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Trustees. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.


Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by at least one NRSRO as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating, and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.

For other corporate obligations, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.




The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars). Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Key
Advisers or the Sub-Adviser carefully considers these factors when making investments. The Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign branches of U.S. banks may be subject to an overall limit of 25% of total assets which may be invested in a single industry.


Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund's Board of Trustees (the "Trustees") will monitor the quality of the Fund's investments.

Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.




ADDITIONAL INFORMATION REGARDING  THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

o MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments , which are short-term, high-quality debt securities, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.

O  COMMERCIAL PAPER.   The Fund may invest in short-term  obligations  issued by
banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O  BANKERS' ACCEPTANCES.   The Fund may invest in  negotiable  obligations  of a
bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O  TIME DEPOSITS.   The Fund may invest in non-negotiable  deposits in a banking institution earning a specified interest rate over a given period of time.

O SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

O WHEN ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS AND SECURITIES LOANS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.


The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.


O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. [The Fund will limit its investment in such instruments to 20% of its total assets.]

O U.S. GOVERNMENT OBLIGATIONS . The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believest that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short -term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on a index. Short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short -term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. The Fund may invest up to 10% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time -consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in the securities of banks.


Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of share represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

HOW ARE SHARES PURCHASED? Investor Shares and Select Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments
 . For both classes, the minimum investment is $1,000,000 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Investor or Select shares.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL . An " Investment Professional " is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent" below) on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:
                                   The Victory Institutional Money Market Fund
                                   Primary Funds Service Corporation
                                   P.O.  Box 9741
                                   Providence, RI 02940-9741.


Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                   Boston Safe Deposit & Trust Co.
                                   ABA #011001234
                                   Credit PFSC DDA #16-918-8
                                   The Victory  Institutional Money Market Fund.

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price" below) normally 2:00 p.m. (Eastern time) and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.


INVESTMENT REQUIREMENTS


All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $1,000,000, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions , and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-shelter plans. These plans let you invest for retirement and shleter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies--Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.


You may redeem shares in several ways:


O BY MAIL.  Send a written request to:

                                    The Victory  Institutional Money Market Fund
                                    Primary Funds Service Corporation
                                    P.O. Box 9741
                                    Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation , P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $1,000,000, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV per share for each class of shares of the Fund is calculated by adding the value of all of the Fund's investments plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of each class of shares of the Fund is determined and its shares are normally priced as of 2:00 p.m. (Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of a class of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00 for each class of its shares, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $1,000,000, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may provide cash compensation to dealers in connection with sales of Select Shares of the Fund. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS


The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.


FEDERAL TAXES


The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares and may also be subject to state and local taxes. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November , or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.


                                   PERFORMANCE


From time to time, the Fund's "yield" and "effective yield" for each class of shares may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by each class of shares of the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of each class of shares of the Fund is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the class and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in each class of shares of the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of a class of shares of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES


The Victory Portfolios, a business trust organized under the laws of Delaware, is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.





INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of twenty- five one-hundredths of one percent (.25%) of the Fund's average daily net assets. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .__% of the Fund's average daily net assets.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

SHAREHOLDER SERVICING -  SELECT SHARES

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Select Shares class of the Fund. In accordance with the Shareholder Servicing Plan for the Select Shares, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of such class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder
Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

CUSTODIAN

Key Trust Company of Ohio, N.A. an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .49% of the average daily net assets of the Investor Shares and 1.00% of the average daily net assets of the Select Shares, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the respective Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Delaware successor to the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Delaware successor to the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Delaware successor to the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Delaware successor to the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800 539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. DELAWARE LAW

 THE
VICTORY

PORTFOLIOS
INTERMEDIATE INCOME FUND

PROSPECTUS             For current yield, purchase, and redemption information,
March 1, 1996                             call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INTERMEDIATE INCOME FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "SubAdviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

 Fund seeks to provide a high level of income. The Fund pursues this objective by investing in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O   NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                       Page

 Fund Expense...........................................................3
Financial Highlights................................................... 4
 Investment Objective...................................................4
 Investment Policies and Risk Factors...................................4
How to Invest, Exchange and Redeem......................................12
Dividends, Distributions and Taxes......................................21
Performance.............................................................24
Fund Organization and Fees..............................................25
Additional Information..................................................28

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


SHAREHOLDER TRANSACTION EXPENSES(1)




Maximum Sales  Charge Imposed on Purchases
  (as a percentage of the offering price).............................   4.75%

Maximum Sales   Charge Imposed on Reinvested Dividends................  none

 Deferred Sales Charge ...............................................  none

Redemption Fees.......................................................  none

Exchange Fee..........................................................  none




ANNUAL FUND OPERATING EXPENSES, AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)



Management Fees(2).................................................    57%

Administration Fees................................................   .15%

Other Expenses(3)..................................................   .23%

Total Fund Operating Expenses (2)(3).............................     .95%
                                                                       ====




(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees and/or reimburse expenses for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .75% and "Total Operating Expenses" as a percentage of average daily net assets would be 1.13%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees - Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1)a 5% annual return and (2) full redemption at the end of each time period.



                               1 YEAR      3 YEARS     5 YEARS       10 YEARS
                               ------      -------     -------       --------


Intermediate Income Fund        $57         $76         $98         $159



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FORGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.


                                       THE VICTORY INTERMEDIATE INCOME FUND




                                                                   DECEMBER 10,
                                                  YEAR ENDED         1993 TO
                                                   OCTOBER 31,     OCTOBER 31,
                                                     1995             1994(A)
                                                     ----           ---------


NET ASSET VALUE, BEGINNING OF
  PERIOD                                              $9.25           $10.00
                                                       ----            -----
 Income from Investment Activities
Net investment income.............................     0.60             0.52
Net realized and unrealized gains
   (losses) on investments........................     0.44            (0.76)
                                                     ------            ------
Total from Investment Activities..................     1.04            (0.24)
                                                     ------            ------
 DISTRIBUTIONS:
Net investment income.............................    (0.60)           (0.51)
                                                     -------           ------
NET ASSET VALUE, END OF PERIOD....................    $9.69            $9.25
                                                       ====             ====
 Total Return (Excludes Sales
   Charge)   11/65% (2.48%) (b)
  Net Assets, End of Period (000).................    $163,281       $112,923
Ratio of expenses to average
  net assets......................................      0.82%         0.79%(c)

Ratio of net investment income to
   average net assets.............................      6.32%         6.23%(c)

Ratio of expenses to average
  net assets(d)...................................      1.06%         1.25%(c)
Ratio of net investment income to
   average net assets (d).........................      6.08%         5.77%(c)
Portfolio turnover................................     98.07%           55.06%



(a)     Period from commencement of operations.
(b)     Not annualized.
(c)     Annualized.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund seeks to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS


SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest in debt securities issued by corporations and the U.S. Government and its agencies instrumentalities.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.

Under normal market conditions, the Fund intends to maintain a dollar-weighted average portfolio maturity of approximately three to eight years. However, for temporary defensive purposes, as determined by Key Advisers or the SubAdviser, the Fund may extend or shorten the dollar-weighted average maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value. All [debt securities] purchased by the Fund will be investment grade.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of



KL2:129874.1
                                        6
certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

o BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.



o U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk is minimal.



o GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA and FHLMC are governmentsponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly) the adjustablility of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment reate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses), nothwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during period when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal prepayments by mortgage-backed securities allows the fund to reinvest at increased interest rates.

    o MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Key Advisers or the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub- Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

o COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

o SHORT-TERM OBLIGATIONS. These instruments may include "high quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.

o INVESTMENT GRADE AND HIGH QUALITY SECURITIES. "Investment Grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.

o INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

O FOREIGN SECURITIES. The Fund may invest in debt securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

o ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. Government securities and zero coupon corporate securities ("Zero Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also in effect, on accretion during thelife of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically.

o RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This amount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuation in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.

o SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 331/3% of total assets.

o WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

o INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the SubAdviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund beleives that Commerical Paper and possibly certain other Restriced Securities (as defined in the Statement of

Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs.
 High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 98.07% compared to 55.06% in the fiscal period December 10, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.


1. The Fund may not borrow money other that (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commmitments do not exceed 331/3% of the value of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as as result, more that 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time -consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The  investment  limitation  pertaining  to  borrowing  in  this  subsection  is fundamental and the limitation pertaining to illiquid securities is nonfundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM

 HOW TO INVEST

o HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An Investment Professional is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the invesment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department.

Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You Can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                The Victory  Intermediate Income Fund
                                Primary Funds Service Corporation
                                P.O.  Box 9741
                                Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                          Boston Safe Deposit & Trust Co.

                          ABA #011001234
                          Credit PFSC DDA#16-918-8
                          The Victory :  Intermediate Income Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value per share ("NAV") that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies--Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.




Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                     Sales ChargeSales Chare         Dealer
                                     As  a % of:    As a % of:     Reallowance
                                       Offering     Net Amount     As a % of
Amount of Purchase                       Price       Invested    Offering Price

Less than $49,999........................4.75%         4.99%        4.00%
$50,000 to $99,999.......................4.50%         4.71%        4.00%
$100,000 to $249,999.....................3.50%         3.63%        3.00%
$250,000 to $499,999.....................2.25%         2.30%        2.00%
$500,000 to $999,999.....................1.75%         1.78%        1.50%
$1,000,000 and above.....................0.00%         0.00%          (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First

Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.
 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.





O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).


To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(k), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."



SPECIAL INVESTOR SERVICES


O  THE SYSTEMATIC INVESTMENT PLAN.  You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income divedends and capital gains dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV")as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW  TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies--Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price") . Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


o  BY MAIL.  Send a written request to:   The Victory Portfolios:
Intermediate Income Fund

                                          P.O. Box 9741
                                          Providence, RI 02940-9741




Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.



SHAREHOLDER ACCOUNT RULES  AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the

Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, (normally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

O Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

O The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

O Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

O If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

O "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

O The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS.


The Fund ordinarily declares and pays dividends from its net investment income monthly . The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.



 5.   DIRECTED  BANK  ACCOUNT  OPTION.  You will have your  income  and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.


FEDERAL TAXES [to be revised by Tax Dept]


The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state and local income tax purposes in their respective jurisdictions.





o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the

IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.


                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net invesment income per share earned during a recent thiry-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory

Portfolios'  offices are located at 3435  Stelzer  Road,  Columbus,  Ohio 43219-
3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER  AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of seventy-five one hundredths of one percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .51% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the SubAdviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

  PORTFOLIO             MANAGING                       PREVIOUS
  MANAGER               FUND SINCE                    EXPERIENCE

  David M. Baccile    March 1996                 Society Asset Management,
                                                 Inc., beginning in 1994;
                                                 Credit Analyst
                                                 and  Fixed
                                                 Income  Trader
                                                 for KeyCorp
                                                 since 1990.

 EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

 ADMINISTRATOR AND DISTRIBUTOR

Concord Holding Corporation is the administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and

Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


 SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of

Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.06% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub- Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of the Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

 THE
VICTORY
PORTFOLIOS
INVESTMENT QUALITY BOND FUND

PROSPECTUS            For current yield, purchase, and redemption information,
March 1, 1996                             call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INVESTMENT QUALITY BOND FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The  Fund  seeks to  provide  a high  level of  income.  The Fund  pursues  this
objective  by  investing   primarily   in   investment-grade   bonds  issued  by
corporations and the U.S. Government and its agencies or instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.



SHARES OF THE FUND ARE:


O       NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




KL2:129878.1

 TABLE OF CONTENTS                                                       PAGE

Fund Expenses..............................................................2
Financial Highlights.......................................................3
 Investment Objective..................................................... 4
 Investment Policies and Risk Factors..................................... 4
How to Invest, Exchange and Redeem.........................................9
Dividends, Distributions and Taxes........................................15
Performance...............................................................17
Fund Organization and Fees................................................17
Additional Information....................................................20

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

 SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales  Charge Imposed on Purchases (as a
         percentage of the offering price)..................        4.75%
         Maximum Sales  Charge Imposed on Reinvested Dividends......none
         Deferred Sales  Charge.....................................none
         Redemption Fees............................................none
         Exchange Fee...............................................none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

         Management Fees(2)...................................... ..62%
         Administration Fees..................................... ..15%
         Other Expenses(3)....................................... ..23%
         Total Fund Operating  Expenses(2)(3)................  ...1.00%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")


(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 0.75%, and "Total Operating Expenses" as a percentage of average daily net assets would be 1.13%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees - Shareholder Servicing Plan").


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.


                                    1 YEAR    3 YEARS  5 YEARS   10 YEARS
                                    ------    -------  -------   --------

Investment Quality Bond Fund          $57       $78     $100        $164


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.



                    THE VICTORY INVESTMENT QUALITY BOND FUND

                                                      YEAR   DECEMBER 10,  1993
                                                     ENDED      TO  OCTOBER 31,
                                             OCTOBER 31, 1995(D)   1994(A)


  NET ASSET VALUE, BEGINNING   OF PERIOD                $9.10         $10.00
                                                      -------         ------
Investment Activities
  Net investment income                                  0.62           0.53
  Net realized and unrealized gains
  (losses) on investments                                0.67          (0.92)
                                                      -------         -------
Total from Investment Activities                         1.29          (0.39)
                                                      -------         -------
Distributions
  Net investment income                                 (0.63)         (0.51)
                                                       ------          -------
NET ASSET VALUE, END OF PERIOD                         $ 9.76         $ 9.10
                                                     ========         ======
TOTAL RETURN (EXCLUDES SALES CHARGE)                    14.63%      (3.92%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                      $125,248       $94,685
Ratio of expenses to average net   assets                 .88%       0.79%(c)
Ratio of net investment income to
    average net assets                                   6.59%       6.33%(c)
Ratio of expenses to average net   assets (e)            1.10%       1.25%(c)
Ratio of net investment income to
    average net assets (e)                               6.37%       5.87%(c)
Portfolio turnover                                     160.01%      89.92%



(a)    Period from commencement of operations.
(b)    Not Annualized.
(c)    Annualized.
(d) Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the Fund will achieve its investment objective .

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES


The Fund pursues its objective by investing primarily in investment-grade  bonds
issued  by   corporations   and  the  U.S.   Government   and  its  agencies  or
instrumentalities.


Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds. The Fund's investments will include debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with those of comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.

All instruments purchased by the Fund will be rated, at the time of purchase, within the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, will be of comparable quality, as determined by Key Advisers or the Sub-Adviser.


Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O INVESTMENT GRADE AND HIGH QUALITY SECURITIES. "Investment Grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub- Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

o BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

o ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest the interest payments at higher rates in the future. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as the maturity of the security increases.

o SHORT-TERM OBLIGATIONS. These instruments may include High Quality liquid debt securities, such as commercial paper, certificates of deposit, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements which mature in less than seven days and United States Treasury Bills. Banker's acceptances which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a description of risks associated with investments in foreign securities, see " Foreign Securities" below. For a discussion of repurchase agreements, see below.

o INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

o FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

o U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the

Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

o RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instrument to 20% of its total assets.

o GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.


The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.


o COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

o MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the
Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub- Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

o SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 331/3% of total assets.

o WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

o INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Commercial Paper without regard to the Fund's restriction on illiquid securities. See "Investment Limitations" below.

Certain investment management techniques which the Fund may use may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers of the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 160.01% compared to 89.92% in the fiscal period from December 10, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

The investment limitation indicated above pertaining to borrowing is fundamental, while the investment limitation pertaining to illiquid securities is non-fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM

 HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the SubAdviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.




INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Investment Quality Bond Fund
                           Primary Funds Service Corporation
                           P.O.  Box 9741
                           Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA #16-918-8

                           The Victory  Investment Quality Bond Fund

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                       SALES CHARGE  SALES CHARGE      DEALER
                                         AS A % OF      AS A % OF    REALLOWANCE
                                         OFFERING      NET AMOUNT     AS A % OF
                                            PRICE       INVESTED  OFFERING PRICE

AMOUNT OF PURCHASE
   Less than $49,999  ......................4.75%       4.99%        4.00%
  $50,000 to $99,999  ......................4.50%       4.71%        4.00%
  $100,000 to $249,999  ....................3.50%       3.63%        3.00%
  $250,000 to $499,999  ....................2.25%       2.30%        2.00%
  $500,000 to $999,999  ....................1.75%       1.78%        1.50%
  $1,000,000 and above  ....................0.00%       0.00%        (1)


(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts ("IRAs") and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW  TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.


SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund, as funds having only one class of shares are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same two classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time (normally 4:00 p.m. Eastern time) on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m., Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:

                                    The Victory  Investment Quality Bond Fund
                                    Primary Funds Service Corporation

                                    P.O. Box 9741
                                    Providence, RI  02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.


O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.



SHAREHOLDER ACCOUNT RULES  AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

O The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the

KL2:129878.1

National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS.

At least twice a year, you will receive the Fund's financial reports.




O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.



Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual report and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER  AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of seventy- five one-hundredths of one percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .52% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.


The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:



PORTFOLIO               MANAGING              PREVIOUS
 MANAGER               PORTFOLIO SINCE        EXPERIENCE

Richard T. Heine       Commencement           Vice  President  and Portfolio
                       of Operations          Manager  for   Society   Asset
                                              Management,  Inc. beginning in
                                              1993;   Vice   President   and
                                              Portfolio  Manager for Society
                                              National Bank since 1992; with
                                              Ameritrust   Company  National
                                              Association from 1973 to 1992.



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND  DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolio at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

 SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.10% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.



                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust . Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800 539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

 THE
 VICTORY
 PORTFOLIOS
 LIMITED TERM INCOME FUND

 PROSPECTUS             For current yield, purchase, and redemption information,
March 1, 1996                              call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the LIMITED TERM INCOME FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "SubAdviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide income consistent with limited fluctuation of principal. The Fund pursues this objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O    NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                  PAGE

Fund Expenses........................................................2
Financial Highlights.................................................3
 Investment Objective............................................... 4
 Investment Policies and Risk Factors............................... 4
How to Invest, Exchange and Redeem...................................9
Dividends, Distributions and Taxes..................................15
Performance.........................................................17
Fund Organization and Fees..........................................17
Additional Information..............................................20

                                  FUND EXPENSES



The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.



SHAREHOLDER TRANSACTION EXPENSES(1)


      Maximum Sales  Charge Imposed on Purchases (as a
      percentage  of the offering price)................................2.00%
      Maximum Sales  Charge Imposed on Reinvested Dividends.............none
      Deferred Sales  Charge............................................none
      Redemption Fees...................................................none
      Exchange Fee......................................................none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

      Management Fees................................................    50%
      Administration Fees...........................................     15%
      Other Expenses(2).............................................     21%
      Total Fund Operating Expenses(2)...............................    86%


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees - Shareholder Servicing Plan").


EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a  5% annual return and (2) full redemption at the end of each time period.

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                        ------    -------    -------   --------

Limited Term Income Fund................   $29       $47        $67        $124


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.





                                  THE VICTORY LIMITED TERM INCOME FUND

                                                                                                                OCTOBER 20,
                                                                                                                  1989 TO
                                                                               YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                    1995(A)        1994         1993         1992        1991        1990         1989(d)
                                    ----           ----         ----         ----        ----        ----         ------


NET ASSET VALUE, BEGINNING
    OF PERIOD                       $ 9.88       $ 10.53      $ 10.45    $  10.33      $ 10.02     $ 10.04     $ 10.00
                                      ----         -----        -----       -----        -----       -----       -----
Investment Activities
  Net investment income               0.57          0.54         0.57        0.64         0.73        0.76        0.02
  Net realized and   unrealized
    gains (losses)  from
    investments                       0.27         (0.61)        0.08        0.13         0.31       (0.01)       0.02
                                   -------       -------      -------    --------      -------     -------     -------
      Total from Investment
      Activities                      0.84         (0.07)        0.65        0.77         1.04        0.75        0.04
                                   -------       -------      -------    --------      -------     -------     -------
Distributions
  Net investment income              (0.57)        (0.54)       (0.57)      (0.64)       (0.73)      (0.77)
  Net realized gains                               (0.04)                   (0.01)
                                   -------       -------      -------    --------
    Total Distributions              (0.57)        (0.58)       (0.57)      (0.65)       (0.73)      (0.77)
                                   --------      -------      -------    --------      -------     -------
NET ASSET VALUE, END
  OF PERIOD                       $  10.15       $  9.88      $ 10.53    $  10.45      $ 10.33     $ 10.02     $ 10.04
                                  ========       =======      =======    ========      =======     =======     =======
Total Return (Excludes
  Sales Charge)                       8.77%       (0.66%)        6.39%       7.77%       10.82%       7.75%       0.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
   Period (000)                   $172,002       $79,150      $81,771    $55,565       $43,763     $31,303     $29,834
Ratio of expenses to
  average net assets                  0.78%         0.79%        0.77%       0.78%        0.80%       0.82%    0.64%(b)
Ratio of net investment
  income to average
  net assets                          5.77%         5.29%        5.49%       6.18%        7.20%       7.63%    7.56%(b)
Ratio of expenses to
  average net assets (c)              0.79%         0.97%        0.78%
Ratio of net investment
  income to average
  net assets (c)                      5.76%         5.10%        5.48%
Portfolio turnover                   97.25%        41.26%       50.27%      14.97%        9.79%





----------

(a) Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.

(b)      Annualized.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(d)     Period from commencement of operations.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to provide income consistent with limited fluctuation of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS


SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based upon remaining maturities.

While the Fund cannot guarantee that it will maintain a stable net asset value, its investments will be consistent with the preservation of principal. The Fund will normally invest in debt securities such as corporate bonds, debentures and notes, equipment lease and trust certificates, collateralized mortgage obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and fixed-income securities convertible into, or exchangeable for, common stocks, as well as repurchase agreements collateralized by such instruments. In addition, a portion of the Fund may from time to time be invested in first mortgage loans, income participation loans, and participation certificates in pools of mortgages, all of which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or debt securities backed by pools of automobile or other commercial or consumer finance loans ("asset-backed securities," as further described below). Some of the securities in which the Fund invests may have warrants or options attached.

The Fund will invest only in those debt securities which are rated at the time of purchase in one of the three highest rating groups assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. For a description of such NRSROs, see the Appendix to the Statement of Additional Information.


Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

o BONDS, NOTES AND DEBENTURES OF U. S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.


o ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates . For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increase.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "High Quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. See "Repurchase Agreements".

o INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.

o ASSET-BACKED SECURITIES. These are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

o U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

o RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instrument to 20% of its total assets.

o GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.


The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.


o COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

o MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities". Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub- Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

o SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 331/3% of total assets.

o WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate notes. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that Key Advisers or the SubAdviser determine to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

o REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.


o REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

o INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the SubAdviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

o PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities as defined in the Statement of Additional Information that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 97.25% compared to 41.26% in the prior fiscal year.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

The investment policy described above pertaining to borrowing is fundamental, while the investment policy pertaining to illiquid securities is non-fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent changes in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM



HOW TO INVEST


O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments .

The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will inform you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department.

Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Limited Term Income Fund
                           Primary Funds Service Corporation
                           P.O. Box 9741
                           Providence, RI  02940-9741


Subsequent purchases may be made in the same manner.


O    BY WIRE.  Call 800-539-3863 to set up your Fund account to accommodate wire
transactions.  YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS.   Federal
funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                           Boston Safe Deposit & Trust Co.

                           ABA #011001234
                           Credit PFSC DDA#16-918-8
                           The Victory  Limited Term Income Fund


You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.




Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                         SALES  CHARGE        SALES              DEALER
                           AS A % OF         AS A % OF         REALLOWANCE
                            OFFERING        NET  AMOUNT         AS A % OF
                              PRICE           INVESTED        OFFERING PRICE

AMOUNT OF PURCHASE
 REALLOWANCE

$0-$49,999                      2.00%           2.04%               1.50%
$50,000-$99,999                 1.75%           1.78%               1.25%
$100,000-$249,999               1.50%           1.52%               1.00%
$250,000-$499,999               1.25%           1.27%               0.75%
$500,000-$999,999               1.00%           1.01%               0.50%
$1,000,000 and above            0.00%           0.00%                 (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.



The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.
 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):


(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;


(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this fund only for Class A shares of another, as the shares of a fund having only one class of shares are deemed to be "Class A" shares for exchange purposes. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (See "Shareholder Account Rules and Policies - Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally as of 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o    Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


o    BY MAIL.  Send a written request to:

                           The Victory  Limited Term Income Fund
                           Primary Funds Service Corporation

                           P.O. Box 9741
                           Providence, RI 02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

o ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV ," means the value of one share. The NAV of each class of shares is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3.   INCOME   EARNED   OPTION.   You  will  have  your  capital  gain   dividend
     distributions, if any, reinvested automatically in the Fund at the NAV as of the day after record date, and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at

800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




o STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



o REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

o COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.



                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one-percent (.50%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .49% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.


The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:



                                 MANAGING
         PORTFOLIO MANAGER    PORTFOLIO SINCE     PREVIOUS EXPERIENCE

        Robert   H. Fernald   January, 1995    Vice President and Portfolio
                                               Manager for Society Asset
                                               Management, Inc., beginning
                                               in 1993  ; Society National
                                               Bank since 1992;
                                               Portfolio Manager for
                                               Ameritrust Company National
                                               Association  from
                                               1991-1992 .



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

 Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses.Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT


BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


 CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

 INDEPENDENT ACCOUNTANTS

 Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 0.79% of the Fund's average net assets , excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which requires investment personnel (a) to preclear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code).
 Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
NATIONAL MUNICIPAL BOND FUND


 PROSPECTUS        For current yield, purchase, and redemption information,
March 1, 1996                            call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the NATIONAL MUNICIPAL BOND FUND (the "Fund"), a non-diversified fund. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after purchase , the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O  NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






KL2:129880.1

TABLE OF CONTENTS                                                        PAGE


 Fund Expenses..........................................................  3
Financial Highlights..................................................... 5
Investment Objective..................................................... 6
Investment  Policies and Risk Factors.....................................6
 How to Invest, Exchange and Redeem..................................... 11
Dividends, Distributions and Taxes...................................... 22
Performance............................................................. 26
Fund Organization and Fees.............................................. 26
Additional Information.................................................. 30

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1).


                                                    CLASS A         CLASS B


         Maximum Sales  Charge Imposed on
           Purchases (as a percentage of
           the offering price).....................  4.75%           none
         Maximum Sales  Charge Imposed on
           Reinvested Dividends....................  none            none
         Deferred Sales   Charge...................  none      5% in the first
                                                               year, declining
                                                                to 1% in the
                                                               sixth year and
                                                                 eliminated
                                                                 thereafter




         Redemption   Fees.......................   none           none
         Exchange Fee...........................    none           none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a Percentage of Average Daily Net Assets)

                                                        CLASS A     CLASS B


         Management Fees(2)...........................   0.00%        0.00%
         Administration Fees(2).......................   0.00%        0.00%
         Rule 12b-1 Distribution   Fees...............   0.00%        0.75%
         Other Expenses(3)............................   0.00%        0.25%
                                                         ----         ----
         Total Fund Operating   Expenses(2)(3)........   0.00%        1.00%
                                                         ====         ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem")

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future and reimburse the Fund for these expenses. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .55% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees--Shareholder Servicing Plan") Absent the voluntary reductions and reimbursements referred to in footnote (2) above , "Total Fund Operating Expenses" as a percentage of average daily net assets for Class A and Class B shares would be .95% and 1.70%, respectively.


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:

                                                1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                                ------  ------- ------- --------


National Municipal Bond Fund - Class A Shares..    $48     $48     $48    $48
National Municipal Bond Fund - Class B Shares..    $60     $62     $75    $94




The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), for the period indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick L.L.P. (for earlier periods), respectively, as independent auditors for the Victory Portfolios, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund , are incorporated by reference into the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994. The information set forth below is for a share outstanding for each period indicated.





                                       THE VICTORY NATIONAL MUNICIPAL BOND FUND



                                                        Class B                      Class A

                                           Six Months   September 26,    Six Months                    February 3,
                                              Ended        1994 to          Ended       Year Ended       1994 to
                                           October 31,    April 30,      October 31,     April 30,      April 30,
                                             1995(e)      1995(a)(d)       1995(e)        1995(d)       1994(a)(d)
NET ASSET VALUE, BEGINNING OF PERIOD      $     9.59   $       9.53    $      9.59    $      9.64    $      10.00
                                                ----           ----           ----           ----           -----

 Investment Activities

  Net investment income                         0.20           0.28           0.24           0.44            0.08

  Net realized and unrealized gains
    (losses) from investments                   0.47           0.05           0.46         (0.05)          (0.36)
                                                ----           ----           ----         ------          ------

    Total from Investment Activities            0.67           0.33           0.70           0.39          (0.28)

Distributions

  Net investment income                       (0.19)         (0.27)         (0.23)         (0.44)          (0.08)
                                              ------         ------         ------         ------          ------

NET ASSET VALUE, END OF PERIOD            $    10.07   $       9.59    $     10.06    $      9.59    $       9.64

Total Return (excludes sales charges)          6.99%(b)       3.54%(b)       7.39%(b)       4.21%          (2.82%)(b)

 RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)           $      456   $        147    $    11,964    $     5,118    $        494

Ratio of expenses to average net assets        0.96%(c)      (0.05%)(c)      0.02%(c)       0.20%           0.65%(c)

Ratio of net investment income (loss) to
  average net assets                           4.15%(c)       4.35%(c)       5.11%(c)       5.01%           3.15%(c)

Ratio of expenses to average net assets (f)    3.67%(c)       2.63%(c)       2.57%(c)       3.95%          26.10%(c)

Ratio of net investment income (loss) to
  average net assets(f)                        1.44%(c)       1.67%(c)       2.56%(c)       1.26%         (22.30%)(c)

 Portfolio turnover                           72.46%         52.00%         72.46%         52.00%          13.00%





(a) Period from commencement  of operations.
(b) Not annualized.
(c) Annualized.
(d) Audited by auditors other than Coopers & Lybrand L.L.P.
(e) Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current interest income, exempt from federal income taxes, as is consistent with the preservation of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS


SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund invests primarily in municipal bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax. Key Advisers and the Sub-Adviser anticipate that the Fund ordinarily will be fully invested in obligations of municipalities whose interest is exempt from federal income tax; under normal conditions, 80% or more of its income distributions will be exempt from federal income taxes, including the alternative minimum tax. The ability of the Fund to meet its investment objective is affected by the ability of municipal issuers to meet their payment obligations.

The Fund is designed for investors in higher tax brackets seeking income free from federal income taxes. By itself, the Fund does not constitute a balanced investment plan; the Fund stresses tax-exempt income.

The Fund will invest in municipal securities judged by Key Advisers or the Sub-Adviser to be the equivalent to those described by Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's") as characteristic of their ratings of A and above. The Fund may continue to hold up to 5% of its total assets in municipal bonds which have been downgraded below an A rating. For a description of S&P's and Moody's ratings of municipal securities, see the Appendix to the Statement of Additional Information.

The Fund's  share  price,  yield,  and total  return  will  fluctuate,  and your investment may be worth more or less than your original cost when you redeem your shares. Share price volatility and investment return depend in part on interest rate changes. The value of the Fund's shares will tend to decrease when interest rates rise and increase when interest rates fall. Longer-term bonds generally are more sensitive to interest rate changes (and therefore result in greater volatility in value), but generally offer higher yields than shorter-term bonds.

It is anticipated that the Fund will primarily be invested in municipal bonds so that its dollar-weighted effective average maturity generally will range from five to eleven years, although it may invest in obligations of any maturity. If Key Advisers or the Sub-Adviser determines that market conditions warrant a shorter or longer average maturity, the Fund will be adjusted accordingly.


Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a state or municipality (general obligation bonds), or may be backed only by the revenues from a specific tax, project or facility (revenue bonds). Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Key Advisers or the Sub-Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Fund may purchase.


Generally, the Fund's investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon; tax, revenue, and bond anticipation notes; and tax-exempt commercial paper. The Fund may buy or sell municipal securities on a when-issued or delayed-delivery basis (including refunding contracts). See "Additional Information Regarding the Fund's Investments" for further discussion of the Fund's investments.

The Fund may temporarily change its investment focus for defensive purposes. During periods when, in the opinion of Key Advisers or the Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or invest in obligations of issuers whose interest may be taxable at the state and/or federal level. The Fund may also invest in short-term municipal obligations and money market instruments (including other investment companies). Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions will be federally or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. The Fund does not intend to invest in federally taxable obligations under normal conditions.




ADDITIONAL INFORMATION REGARDING  THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o  MUNICIPAL  LEASE  OBLIGATIONS.   The  Fund  may  invest  in  municipal  lease
obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

O INDUSTRIAL DEVELOPMENT BONDS. The Fund may invest in industrial development bonds, which are a type of revenue bond backed by the credit of a private issuer and may involve greater risk.

O REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

O RESOURCE RECOVERY BONDS. The Fund may invest in resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

o TAX AND REVENUE ANTICIPATION NOTES AND BOND ANTICIPATION NOTES. The Fund may invest in tax and revenue anticipation notes, which are issued by municipalities in expectation of future tax or other revenues, and, which are payable from those specific taxes or revenues. The Fund may invest in bond anticipation notes, which normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. The Fund may invest in tax-exempt commercial paper which is issued by municipalities to help finance short-term capital or operating needs.

o DEMAND FEATURES. A "demand feature" is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

O FUTURES CONTRACTS. The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon Municipal bond securities ("Zero Coupon Bonds"). These bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

O DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities." "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub- Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser. The Fund will only invest in shares of money market funds with investment policies consistent with those of the Fund.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover generally will result in higher brokerage costs and possible tax consequences for the Fund. In the six months ended October 31, 1995, the portfolio turnover rate was 72.46% compared to 52.00% in the period ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and

KL2:129880.1
     it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


3. The Fund is non-diversified within the meaning of the 1940 Act. To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) no more than 25% of total assets are invested in the securities of a single issuer; and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

Each of the investment limitations indicated above are fundamental, except for the limitation pertaining to illiquid securities . Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

o WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

 3.DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.


A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B sharesand he front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

o HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities brokers or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and FeesTransfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department.

Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY


o BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory National Municipal Bond Fund
                                    Primary Funds Service Corporation
                                    P.O.  Box 9741
                                    Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:



                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA#16-918-8
                                    The Victory  National Municipal Bond Fund


You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.


Class A shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price" below) of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                       Class A Sales Charge   Dealer Reallowance
                                     As a %   As a % of          As a % of
                                        of           Net           Offering
                                     Offering       Amount           Price
                                       Price       Invested

Amount of Purchase

  Less than $49,999..................  4.75%        4.99%         4.00%
$50,000 to $99,999...................  4.50%        4.71%         4.00%
$100,000 to $249,999.................  3.50%        3.63%         3.00%
 $250,000 to $499,999................  2.25%        2.30%         2.00%
$500,000 to $999,999.................  1.75%        1.78%          1.50%
$1,000,000 and above.................  0.00%        0.00%           (1)



(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.



The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



o Reduced Sales Charges for Class A Shares. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

o Letter of Intent for Class A Shares. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.

 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




o RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory
Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

o WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios and Victory Shares; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(k), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                            CONTINGENT DEFERRED SALES CHARGE

         YEARS SINCE PURCHASE                 ON REDEMPTIONS  IN THAT YEAR

         PAYMENT WAS MADE                  (AS % OF AMOUNT SUBJECT TO CHARGE)

                   0-1                                  5.0%
                   1-2                                  4.0%
                   2-3                                  3.0%
                   3-4                                  3.0%
                   4-5                                  2.0%
                   5-6                                  1.0%
                   6 and following                      None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


o WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2 , as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or the beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and
(4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

o AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class B Conversion Feature" in the Statement of Additional Information.

o DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares . This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of up to 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission payment to the selling broker . The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts - Class B Shares Distribution Plan" in the Statement of Additional Information.


SPECIAL INVESTOR SERVICES


o THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



o THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share ("NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer

Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally as of 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.


HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies - Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


o  BY MAIL.                         Send a written request to:

                                    The Victory  National Municipal Bond Fund
                                    Primary Funds Service Corporation

                                    P.O.  Box 9741
                                    Providence, RI 02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.


o BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

o ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.





SHAREHOLDER ACCOUNT RULES AND POLICIES


o SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving , and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the transfer agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if your Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




o STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



o REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

o COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Although exempt-interest dividends are excluded from gross income for federal income tax purposes, they are not necessarily excluded from the income or other tax laws of state or local taxing authorities. Additionally, some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S.

Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.


                                   PERFORMANCE




From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES




The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.






INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty- five one hundredths of one percent (.55%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the fiscal year ended October 31, 1995, Society Asset Management, Inc. waived all of its advisory fees.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.


The person primarily responsible for the investment management of the Fund, as well as his previous experience is as follows:


PORTFOLIO                MANAGING                          PREVIOUS
 MANAGER                FUND SINCE                        EXPERIENCE


Paul A. Toft        September, 1994        Vice President  and Portfolio
                                           Manager, Society Asset Management,
                                           Inc.  since  September, 1994; Vice
                                           President and Manager, Nike
                                           Securities, L.P., 1991-1994;
                                           formerly, Assistant Vice  President,
                                           Van Kampen Merrett, 1990-1991


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  Administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.


The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


 SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


CUSTODIAN


Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.


INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. serves as  independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal period ended October 31, 1995, the Fund's total operating expenses for Class A and Class B shares were 2.57% and 3.67% of the Fund's average daily net assets, respectively, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolio has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS



As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    THE VICTORY NATIONAL MUNICIPAL BOND FUND

                                  MARCH 1, 1996

THE
VICTORY
PORTFOLIOS
NEW YORK TAX-FREE FUND

PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the NEW YORK TAX-FREE FUND (the "Fund"), a non-diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser") . Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. In normal markets, the Fund will invest at least 80% of its portfolio in federally tax-exempt securities and at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund is designed expressly for those investors who are subject to income taxes imposed by the state of New York and/or its municipalities. (See "Investment Policies and Risk Factors," for more detailed investment information.)

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after purchase, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent") P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                            PAGE

Fund Expenses.................................................  3
Financial Highlights..........................................  5
Investment  Objective ........................................  7
Investment  Policies and Risk Factors.........................  8
How to Invest, Exchange and Redeem............................ 15
Dividends, Distributions and Taxes............................ 24
Performance................................................... 26
Fund Organization and Fees.................................... 27
Additional Information........................................ 30

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES (1)


                                                  CLASS A   CLASS B


Maximum Sales  Charge Imposed on Purchases
  (as a percentage of the offering price)........   4.75%  none
Maximum Sales Charge Imposed on
  Reinvested Dividends...........................   none   none
Deferred Sales Charge............................   none   5% in the first
                                                           year, declining to
                                                           1% in the sixth
                                                           year and eliminated
                                                           thereafter
Redemption Fees..................................   none   none
Exchange Fee.....................................   none   none


ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVER AND REIMBURSEMENT (as a percentage of average daily net assets)


                                                CLASS A      CLASS B


  Management Fees (2)........................   .12%        .12%
Administration   Fees(3).....................   .06%        .06%
Rule 12b-1 Distribution   Fees...............   none        .75%
Other Expenses  (4)..........................   .77%        .82%
                                                ----        ----
Total Fund Operating Expenses  (3)(4)........   .95%        1.75%
                                                ====        =====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 0.55%, and "Total Fund Operating Expenses" as a percentage of average daily net assets for Class A and Class B shares would be 1.47% and 2.27%, respectively.

(3) The Administrator has agreed to reduce its administration fees. Absent the voluntary reduction of administration fees, "Administration Fees" as a percentage of average daily net assets would be 0.15%.

(4) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.


                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------   --------

New York Tax-Free Fund - Class A Shares     $57        $76     $98       $159

New York Tax-Free Fund - Class B Shares     $68        $85    $115       $185


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), and (except as indicated) has been audited by Coopers & Lybrand, L.L.P. only for the fiscal period ended October 31, 1995. The information in the table below relating to the periods September 25, 1994 to October 31, 1994 (for Class B shares) and January 1, 1994 to October 31, 1994 (for Class A shares) represents selected data for a single share outstanding for the New York Tax-Free Portfolio, the Predecessor Fund. The information for the other periods shown represents selected data for a single share outstanding of the Investors Preference New York Tax-Free Fund, Inc., the predecessor to the New York Tax- Free Portfolio. The information for the periods September 25, 1994 to October 31, 1994 and January 1, 1994 to October 31, 1994 has been audited by KPMG Peat Marwick LLP. Information for prior periods shown has been audited by LeMaster & Daniels, independent auditors. The financial statements and independent auditors' reports thereon contained in the Statement of Additional Information are incorporated herein by reference. The information set forth below is for a share of the Fund outstanding for each period indicated.

                                          THE VICTORY NEW YORK TAX-FREE FUND



                                           Class B                                        Class A
                                                 Period
                                                  from                    Period From                               Period From
                                      Year      September      Year       January 1,       Year          Year      February 11,
                                      Ended    25, 1994 to    Ended         1994 to        Ended         Ended        1991 to
                                   October 31, October 31, October 31,    October 31,  December 31,  December 31,  December 31,
                                     1995(e)     1994(d)     1995(d)        1994(d)       1993(d)       1992(d)     1991(a)(d)

NET ASSET VALUE,
  BEGINNING OF PERIOD                $12.39     $12.62       $12.39         $13.54        $12.76        $12.50        $12.00

Income from Investment Activities:
Net investment income                  0.85       0.07         0.87           0.57          0.70          0.74          0.64
Net realized and unrealized gains
  (losses) from investments            0.36      (0.23)        0.42          (1.15)         0.84          0.26          0.50
                                       ----      ------        ----          ------         ----          ----          ----
Total from investment
    activities                         1.21      (0.16)        1.29          (0.58)         1.54          1.00          1.14
                                       ----      ------        ----          ------         ----          ----          ----

Distributions:
Net investment income                 (0.74)     (0.07)       (0.83)         (0.57)       (0 .70)        (0.74)        (0.64)
Net realized gains                        --         --           --             --        (0.06)            --            --
                                      ------     ------       ------         ------       ------         ------        ------
Total distributions                   (0.74)     (0.07)       (0.83)         (0.57)        (0.76)       (0 .74)        (0.64)
                                      ------    ------        ------        ------        ------       -------        ------
NET ASSET VALUE, END OF PERIOD       $12.86      12.39       $12.85         $12.39        $13.54        $12.76        $12.50
                                     ======      =====       ======         ======        ======        ======        ======
Total Return (excludes sales charge)  10.18%    (1 .25%)(b)   10.82%         (4.31%)(b)    12.34%         8.26%        11.06%(b)
RATIOS/SUPPLEMENTAL
  DATA:
Net Assets, End of Period (000)       $1,953     [__(f)]     $15,374        $17,840       $28,530       $26,034       $20,995
Ratio of expenses to
   average net assets                  2.02%      0.52%(c)     1.16%          0.91%(c)      0.87%         0.66%         0.45%(c)

Ratio of net investment income to
   average net assets                  5.94%      5.94%(c)     5.50%          5.33%(c)      5.28%         5.89%         6.28%(c)
Ratio of expenses to
   average net assets(f)               2.25%      0.86%(c)     1.96%          1.25%(c)      0.96%         0.96%         0.95%(c)

Ratio of net investment income to
   average net assets(f)               5.71%      5.60%(c)     4.70%          4.99%(c)      5.19%         5.59%         5.78%(c)

PORTFOLIO TURNOVER                    18.33%     18.00%       18.33%         18.00%        12.00%        14.00%        61.00%





-------------------------
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d)  Audited by other auditors.
(e) Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
(f)  Amount is less than $1,000.

(g) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund seeks to provide a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES


The Fund pursues its objective by investing primarily in a portfolio of municipal securities. In normal markets, the Fund will invest at least 80% (and generally all) of its portfolio in federally tax-exempt securities and will maintain at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund generally invests all of its portfolio in federally tax-exempt and insured municipal securities. The Fund expects that these insured investments will have the highest rating of Standard & Poor's and/or Moody's; however, it may invest, without percentage limitation, in securities having at the time of purchase one of the three highest ratings by these agencies (AAA, AA, A, or Aaa, Aa, A, respectively). Any securities owned which are downgraded below the fourth highest rating (BBB or Baa) will be held only temporarily. (See the Statement of Additional Information for a detailed description of the ratings.) This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield, but at a higher risk, may be derived. As a matter of investment policy, the Fund does not invest in securities the interest on which constitutes a preference item, and consequently, may be subject to the federal alternative minimum tax on individuals.

In adverse markets, the Fund may take temporary defensive positions and invest up to 50% of its portfolio in short-term investments which may be uninsured. To the extent that these short-term investments are not tax-exempt securities, the income received by the Fund may be taxable to investors. These investments will be limited to:


o   Obligations   of  the  United  States   government   and  its  agencies  and
instrumentalities. These investments, limited to short maturities as temporary investments, would not be made routinely, nor to any significant extent.

o Commercial paper rated in the highest grade by either Moody's or Standard & Poor's. (See the Statement of Additional Information for ratings.)

o High-quality obligations of U.S. banks belonging to the Federal Reserve System having assets of $10 billion or more.

o Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.


Because the Fund generally invests such a significant portion of its portfolio in New York City and State securities, it has elected to be non-diversified. As more than 5% of its assets may be invested in the securities of a single issuer, and as assets may be concentrated in the same economic sector, the susceptibility of investments to a single economic, political, or regulatory occurrence will be increased.

In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility, or subdivision, such entity is considered the issuer. Percentage limitations referred to in this section and elsewhere in this Prospectus are determined as of the time an investment is made.

Bonds held by the Fund are covered by an insurance policy applicable to the specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of the Fund.

In general, the longer the maturity of a municipal bond, the higher the rate of interest it pays. A longer maturity is also generally associated with a higher level of volatility in the market value of a municipal bond. There is generally an inverse relationship between interest rates on the value of debt obligations, i.e., as interest rates rise the value of debt obligations falls, and falling rates should produce higher values. Since the portfolio's objective is to provide high current income consistent with capital preservation, the Fund will invest in municipal obligations with a slightly greater emphasis on income than on the stability of the portfolio's net asset value. The average maturity of the portfolio will vary depending on market conditions. The Fund will generally invest in bonds that have a maturity of 20-30 years.


Municipal bonds generally have a provision permitting the issuer to redeem or call the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bond's original issue price. Most municipal bonds have call protection (e.g., a period of time during which the bonds may not be called) which usually lasts seven to 10 years. An issuer generally may be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. Proceeds of a bond called under such circumstances may be reinvested at lower yields. When pricing the portfolio, each callable bond's call features are considered so that the call of some or all of the Fund's callable bonds is not expected to have a material impact on the Fund's net asset value. This pricing procedure and the amortization procedures required by the Internal Revenue Service should reduce any material adverse impact in connection with a call of bonds purchased at a premium. Nevertheless, there is no guarantee that a call may not have a substantial price impact or that the Fund's objectives will be achieved. As previously stated, however, the Fund intends to invest only in insured obligations earning the highest credit rating which substantially reduces the credit risk of the issuer.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund does not intend to invest in forward commitments for speculative purposes: however, the Fund may purchase and sell municipal securities on a "when-issued" and

"delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was initiated. Although the Fund will generally purchase municipal securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage in "when-issued" and "delayed delivery" transactions. The Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a "when-issued" or "delayed delivery" basis generally do not earn interest until their scheduled settlement date.


O VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes ("VRDNs"), which are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right of the Fund to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O MUNICIPAL SECURITIES. Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest rate paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the constructing, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.


The two principal classifications of municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. A type of revenue bond common to New York State is a "moral obligation" bond. Under applicable State law, the State may be called upon to restore deficits in reserve capital funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriations by the state legislature and, accordingly, the bonds do not constitute the pledge of the credit of the issuer of such bonds. Of course, there are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio will decline and (if purchased at principal amount) would sell at discount. Conversely, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. The Fund will not invest more than 5% of its assets in securities where the principal amount and interest are the responsibility of an industrial user with less than three year's operational history.




O DEMAND FEATURE. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

O MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.



O REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

O RESOURCE RECOVERY BONDS. The Fund may invest in resource recovery bonds which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

O TAX AND REVENUE ANTICIPATION NOTES. The Fund may invest in tax and revenue anticipation notes which are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. The Fund may also invest in tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.


O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 18.33% compared to 18.00% in the fiscal period ended October 31, 1994.

RISK FACTORS

You should consider carefully the special risks inherent in investing in New York municipal obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York municipal obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York municipal obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered to Baal from A the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered to A- from A its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds to Baal from A and in July 1995, S&P lowered its rating on such bonds to BBB+ from A-. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors attendant to an investment in the Fund.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund is non-diversified within the meaning of the 1940 Act. To meet federal income tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of every quarter of its taxable year: (a) no more than 25% of total assets are invested in securities of a single issuer, and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

2. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 10% of the value of the Fund's total assets .

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval.

Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

O WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees-Transfer Agent" below) on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser, are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory New York  Tax-Free
                                    Fund Primary Funds  Service  Corporation
                                    P.O.  Box  9741
                                    Providence, RI 02940-9741.


Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:


                                    Boston Safe Deposit & Trust Co.

                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory New York Tax-Free Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies - Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                          CLASS A            CLASS A                DEALER
                       SALES CHARGE        SALES CHARGE           REALLOWANCE
                         AS A % OF          AS A % OF               AS A %
                         OFFERING           NET AMOUNT              OF THE
AMOUNT OF PURCHASE         PRICE              INVESTED           OFFERING PRICE

Less than $49,999         4.75%               4.99%                 4.00%
$50,000 to $99,999        4.50%               4.71%                 4.00%
$100,000 to $249,999      3.50%               3.63%                 3.00%
$250,000 to $499,999      2.25%               2.30%                 2.00%
$500,000 to $999,999      1.75%               1.78%                 1.50%
$1,000,000 and above      0.00%               0.00%                   -(1)


(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.



The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund,

First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two- thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.





For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s) , certain prior purchases of shares of the Victory
Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).


To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification.

Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE
      YEARS SINCE PURCHASE                    ON REDEMPTIONS IN THAT YEAR
        PAYMENT WAS MADE                  (AS % OF AMOUNT SUBJECT TO CHARGE)


              0-1                                        5.0%
              1-2                                        4.0%
              2-3                                        3.0%
              3-4                                        3.0%
              4-5                                        2.0%
              5-6                                        1.0%
         6 and following                                 None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


O WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or the beneficial owner, (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans, and
(4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the SubAdviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

O AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements--Class B Conversion Feature" in the Statement of Additional Information.

O DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares . This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission paid to the selling broker on such share. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies --Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:    The Victory  New York Tax-Free Fund
                                           Primary Funds Service Corporation
                                           P.O. Box 9741
                                           Providence, RI  02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.


If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time"), on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens).
 Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:


         1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

         2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


         3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

         4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


         5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("Buying a Dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.


FEDERAL TAXES


The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

Although exempt-interest dividends are excluded from gross income for federal income tax purposes , they are not necessarily excluded from the income or other tax laws of state or local taxing authorities. However, to the extent that exempt- interest dividends on shares of the Fund are derived from interest received by the Fund on obligations of New York State, its political subdivisions, or its duly constituted authorities, they will be exempt from New York State and New York City personal income taxes for a New York resident individual shareholder. Exemptinterest dividends will not be excluded in determining New York State or New York City franchise taxes applicable to corporations or financial institutions. Exempt-interest dividends from the Fund is not necessarily exempt from state income taxes in states other than New York. Investors considering an investment in the Fund should consult their tax advisers concerning the application of state and local taxes to an investment in the Fund, which may differ from the federal income tax consequences described above.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.


                                   PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results.

Any fees  charged by service  providers  with  respect to customer  accounts for
investing  in  shares  of  the  Fund  will  not  be  reflected  in   performance
calculations.


Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

REORGANIZATION  WITH PREDECESSOR FUND


The Predecessor Fund was a portfolio of The Victory Funds. On May 26, 1995, the Shareholders of the Predecessor Fund, approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty- five one-hundredths of one percent (0.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating 0.28% and 0.36% of the average daily net assets of the Fund for Class A and Class B shares, respectively.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management,

Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
0.40% of the first $10 million of average daily net assets; 0.30% of the next $15 million of average daily net assets; 0.25% of the next $25 million of average daily net assets; and 0.20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as their previous experience is as follows:


  PORTFOLIO         MANAGING           PREVIOUS
   MANAGER         FUND SINCE         EXPERIENCE


Paul A. Toft   September, 1994   Vice President, Society   Asset Management,
                                 Inc.;   Portfolio Manager,   Society Asset
                                 Management,   Inc. since September,
                                 1994; Vice President and    Manager, Nike
                                 Securities,   L.P., 1991  -1994;   formerly,
                                 Assistant Vice   President, Van Kampen
                                 Merrett, 1990 -1991.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent").
 Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory

Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.96% of Class A Shares' average daily net assets and 2.25% of Class B Shares' average daily net assets, without giving effect to certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust . Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Delaware successor to the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Delaware successor to the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Delaware successor to the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Delaware successor to the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539- 3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi -annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.








NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
 VICTORY
PORTFOLIOS

OHIO MUNICIPAL BOND FUND


 PROSPECTUS       For current yield, purchase, and redemption information,
March 1, 1996                        call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the OHIO MUNICIPAL BOND FUND (the "Fund"), a non-diversified fund. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub- Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").


The Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.


Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940, 9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:

O  NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                           PAGE

  Fund Expenses........................................       3
Financial Highlights...................................       4
  Investment Objective.................................       5
Investment Policies and Risk Factors...................       5
How to Invest, Exchange and Redeem.....................      13
Dividends, Distributions and Taxes.....................      23
Performance............................................      26
Fund Organization and Fees.............................      27
Additional Information.................................      30

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


SHAREHOLDER TRANSACTION EXPENSES(1)


      Maximum Sales  Charge Imposed on Purchases (as a percentage
        of the offering price)........................................   4.75%
      Maximum Sales   Charge Imposed on Reinvested Dividends..........   none
      Deferred Sales   Charge.........................................   none
      Redemption Fees.................................................   none
      Exchange   Fee..................................................   none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

         Management Fees (2)........................................     .46%
         Administration Fees........................................     .15%
         Other Expenses.............................................     .29%
                                                                        ----
         Total Fund Operating   Expenses(2)(3)......................     .90%
                                                                         ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and Key Corp. (See "How To Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .60% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.04%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing Plan."



EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                      1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                      ------     -------   -------   --------


Ohio Municipal Bond Fund..............    $56        $75       $95      $153

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon , together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.







                      THE VICTORY OHIO MUNICIPAL BOND FUND

                                                                                                            1990 TO
                                                                           YEARS ENDED OCTOBER 31,         OCTOBER 31,
                                                  1995      1994        1993         1992         1991     1990(A)
                                                ------      ----        ----         ----         ----     -------

NET ASSET VALUE,  BEGINNING
  OF PERIOD                                    $10.33     $ 11.52     $ 10.52      $ 10.37       $10.06     $10.00
                                                -----     -------     -------      -------       ------     ------
 INCOME FROM INVESTMENT ACTIVITIES
  Net investment income                          0.52        0.49        0.52         0.60         0.65       0.28
  Net realized and unrealized gains
    (losses)   from investments                  1.00       (0.94)       1.00         0.15         0.31       0.04
                                           ----------     -------     -------     --------       ------     ------
         Total from  Investment
           Activities                            1.52       (0.45)       1.52         0.75         0.96       0.32
                                            ---------     -------     -------     --------       ------     ------
 Distributions
  Net investment income                         (0.53)      (0.49)      (0.52)       (0.60)       (0.65)     (0.26)
  Net realized gains                                                    (0.25)
                                            ---------       ------    ------        ------       ------      ------
         Total Distributions                    (0.53)      (0.74)      (0.52)       (0.60)       (0.65)     (0.26)
                                             ---------    -------      ------     --------       ------     ------
NET ASSET VALUE, END OF PERIOD                 $11.32     $ 10.33     $ 11.52     $  10.52       $10.37     $10.06
                                             ========     =======     =======     ========       ======    =======
 Total Return
   (excludes sales charge)                      15.03%     (4.08%)      14.75%        7.34%        9.87%      3.27%
  RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of  Period (000)              $60,031     $57,704     $50,676     $17,676        $8,042     $6,315
Ratio of expenses to
  average net assets                             0.66%       0.51%       0.42%        0.09%        0.01%      0.38%(b)
Ratio of net investment income
    to average net assets                        4.78%       4.58%       4.77%        5.76%        6.39%      6.11%(b)
Ratio of expenses to   average
  net assets (c)                                 0.94%       1.09%       0.86%        0.84%                   1.17%(b)
Ratio of net investment income
  to average net assets (c)                      4.49%       4.01%       4.33%        5.01%                   5.32%(b)
Portfolio turnover                             124.79%      52.59%     150.76%       47.28%       15.06%     17.62%







(a)      Period from commencement of operations.
(b)      Annualized.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The investment objective of the Fund is to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.


                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Ohio Tax-Exempt Obligations"). Under normal market conditions, the Fund will invest at least 65% of its total assets in Ohio Tax-Exempt Obligations that are bonds. The Fund will maintain an effective dollar-weighted average portfolio maturity of between five and fifteen years.




Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.


 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O OHIO TAX-EXEMPT OBLIGATIONS. The two principal classifications of Ohio Tax-Exempt Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, and credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Among other types of Ohio Tax-Exempt Obligations, the Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bonds to be sold or other revenues.

The Fund may also invest in "moral obligation" securities which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government securities for purposes of the diversification requirements to which the Fund is subject under the Investment Company Act of 1940. As a result, more than 5% of the Fund's assets may be invested in such refunded bonds issued by a particular municipal issuer.

The Fund invests in Ohio Tax-Exempt Obligations which are rated at the time of purchase within the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), in the case of bonds (for example, "A" or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")); rated "A-2" or higher by S&P or "P-2" or higher by Moody's in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" by Moody's in the case of tax-exempt commercial paper; or rated "VMIG-2" by Moody's in the case of variable rate demand obligations. Such ratings requirements do not constitute a fundamental investment objective or restriction. The Fund may also purchase Ohio Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by Key Advisers or the Sub-Adviser pursuant to guidelines approved by the Victory Portfolios' Board of Trustees. Opinions relating to the validity of Ohio Tax-Exempt Obligations and to the exemption of interest thereon from federal and Ohio state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Key Advisers or the Sub-Adviser will review the proceedings relating to the issuance of Ohio Tax-Exempt Obligations or the basis for such opinions.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.




O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.


The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.


O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Key Advisers or the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the SubAdviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the SubAdviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.



O TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Fund's investment adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. To the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub- Adviser will waive its investment advisory fee as to all assets invested in other investment companies. These obligations are described further in the Statement of Additional Information.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of Key Advisers or the Sub-Adviser, suitable Ohio Tax-Exempt Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income, and thus are not being utilized so as to meet the Fund's investment objective.

O FUTURES CONTRACTS. The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


O PUTS. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a put, the Fund has the right to sell a specified Ohio Tax-Exempt Obligation within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Ohio Tax-Exempt Obligation. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Ohio Tax-Exempt Obligations, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

O STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Ohio Tax-Exempt Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund may also be referred to as "put" options.


O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate tax-exempt notes . The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund therefor. These securities are included among those which are sometimes referred to as "derivative securities." "Investment grade" securities are those rated at the time of purchase within the four highest rating categories assigned by NRSRO, or if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the SubAdviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) Commercial Paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 124.79% compared to 52.59% in the prior fiscal year.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

 CERTAIN INVESTMENT RISKS PERTAINING TO OHIO INVESTMENTS

O DIVERSIFICATION AND CONCENTRATION. Because of the relatively small number of issuers of high grade Ohio Tax-Exempt Obligations, the Fund may concentrate its assets in the securities of a few issuers which Key Advisers or the SubAdviser considers to be attractive investments, rather than invest in a larger number of securities. While Key Advisers or the Sub-Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in Ohio Tax-Exempt Obligations, such concentration involves an increased risk of loss to the Fund should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

The Fund may invest more than 25% of its assets in industrial development revenue bonds in general. It is the policy of the Fund not to invest more than 25% of its assets in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry (governmental issuers are not considered to be part of any "industry").


O THE OHIO ECONOMY. The economy of Ohio, while having become increasingly reliant on the service sector, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Ohio's economy, which in recent years has been characterized by an unemployment rate usually somewhat lower than the national average, varies among the different geographic areas of the state and the political subdivisions located in such geographic areas. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Tax-Exempt Obligations in the Fund's portfolio or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio Tax-Exempt Obligations. The Fund, in addition to investing primarily in Ohio Tax-Exempt Obligations, may invest in a relatively high percentage of such bonds having other similar characteristics. The issuers may be located in the same city or county, or may pay their obligations from revenues of similar projects. In addition to fiscal considerations applicable to issuers of Ohio Tax-Exempt Obligations generally, this may make the Fund more susceptible to economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the net asset value of the Fund's securities from such occurrences also increases.


NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 331/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets .

2.  The Fund will not   purchase a security if, as a result, more than 15% of
    its net assets would be invested in illiquid securities . Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time -consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3.  [INSERT 13A -- MISSING]

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Nonfundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM


 HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Account) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a sales person, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.


O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A., and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Ohio Municipal Bond Fund
                                    Primary Funds Service Corporation
                                    P.O.  Box 9741
                                    Providence, RI 02940-9741

 Subsequent purchases may be made in the same manner.

O BY WIRE.  Call 800-539-3863 to set up your Fund account to accommodate wire
transactions.  YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS.   Federal
funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory Ohio Municipal Bond Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each
Business Day (as defined in "Shareholder Account Rules and Policies--Share Price" below). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.



INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                Sales Charge    Sales Charge      Dealer
                                 As a % of        As a % of     Reallowance
                                  Offering        Net Amount      As a % of
Amount of Purchase                  Price          Invested       Offering
Price

Less than $49,999                   4.75%           4.99%           4.00%
$50,000 to $99,999                  4.50%           4.71%           4.00%
$100,000 to $249,999                3.50%           3.63%           3.00%
$250,000 to $499,999                2.25%           2.30%           2.00%
$500,000 to $999,999                1.75%           1.78%           1.50%
$1,000,000 and above                0.00%           0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.

 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.




O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1)   Current or retired   Trustees of the Victory Portfolios; employees,
      directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(k), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the

Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax -planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

Investment in the Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Fund would be suitable for them.


HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (See "Shareholder Account Rules and Policies -- Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

O Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally as of 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                                    The Victory  Ohio Municipal Bond Fund
                                    P.O. Box 9741
                                    Providence, RI 02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange (the "NYSE")is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed. SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving , and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

O The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

O Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

O Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

O The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

O Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


O If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

O "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

O The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

O The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:


1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at
     the NAV as of the   day after the record date.  If you are reinvesting
     dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES [to be reviewed by Tax Dept.]


The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

The federal tax-exempt and Ohio tax-exempt portions of dividends paid by the fund for each year will be designated within 60 days after the end of that year and will be based upon the ratios of such net tax-exempt income to total net income earned by the Fund during the entire year. Those ratios may be substantially different from those realized in any portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a shareholder.


Provided that the Fund elects to be treated, and continues to qualify as a regulated investment company under the IRS Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, or similar obligations of other states or their subdivisions (but excluding obligations of United States territories or possessions for purposes of the 50% test), dividends received from the Fund that are properly attributable to interest on Ohio Tax-Exempt Obligations are exempt from the Ohio personal income tax. The description in this paragraph is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

Under the IRS Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

To the extent that dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional shares. Distributions will be taxable as described above even if the NAV per share of the Fund is reduced below the shareholder's cost by the distribution and the distribution is, as an economic matter, a return of capital. It is anticipated that none of the distributions from the Fund will be eligible for the dividends-received deduction for corporations.


Income from certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the individual and corporate alternative minimum tax. These private activity bonds include certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. If the Fund invests in such private activity bonds, shareholders may become subject to the alternative minimum tax on the portion of the Fund's distributions derived from interest income on such bonds. It is the policy of the Fund not to invest more than 20% of its net assets in obligations the interest on which is treated as a preference item for purposes of the federal alternative minimum tax and in other Taxable
Obligations. Also, interest income on all Ohio Tax-Exempt Obligations and private activity bonds is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate shareholders of the Fund. State or local income tax consequences of dividends on shares of the Fund may be different than those associated with direct ownership of securities held or acquired by the Fund.

The receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. In addition, exempt-interest dividends that are attributable to interest earned on certain private activity bonds will be taxable to any shareholder who is a "substantial user" of a facility being financed by such bonds or a "related person" to such a substantial user.




O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder's investment in the Fund may be subject to state or local taxes , depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER  AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (0.60%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating 0.32% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the subadvisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:


         PORTFOLIO                MANAGING                PREVIOUS

         MANAGER                 FUND SINCE             EXPERIENCE

         Paul A. Toft        September, 1994         Vice President and
                                                     Manager,   Nike
                                                     Securities, L.P. since
                                                     1991; Assis tant  Vice
                                                     President    from 1990 to
                                                     1991 and Senior
                                                     Administrator from
                                                     1986-989 or    Van Kampen
                                                     Merritt.


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND  DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.


The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.




 SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .94% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.



                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to preclear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically each of the advisers for their respective employees and the Board of Trustees of the Fund reviews their Codes and any substantial violations of the Codes. Violations of the respective Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.











NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE VICTORY PRIME OBLIGATIONS FUND






                                  March 1, 1996

THE VICTORY
PORTFOLIOS
PRIME OBLIGATIONS FUND

PROSPECTUS               FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION,
MARCH 1, 1996                               CALL 800-539-FUND OR 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the PRIME OBLIGATIONS FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide current income consistent with liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality debt instruments.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741 or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.


SHARES OF THE FUND ARE:

-    NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                     PAGE

Fund Expenses                                                            3
Financial Highlights                                                     4
  Investment Objective                                                   6
Investment Policies and Risk Factors                                     6
How to Invest, Exchange and Redeem                                      11
Dividends, Distribution and Taxes                                       17
Performance                                                             19
Fund Organization and Fees                                              20
Additional Information                                                  22

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


SHAREHOLDER TRANSACTION EXPENSES(1)


      Maximum Sales  Charge Imposed on Purchases
       (as a percentage of the offering price).....................none
      Maximum Sales Charge Imposed on Reinvested Dividends.........none
      Deferred Sales  Charge ..................................... none
      Redemption  Fees............................................ none
      Exchange Fee................................................ none

ANNUAL FUND OPERATING EXPENSES (as a  percentage of average  daily net assets)

         Management Fees                               .35%
         Administration Fees                           .15%
         Other  Expenses(2)                            .40%
         Total Operating  Expenses(2)                  .90%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and Key Corp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing Plan.")

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming:
(1) a 5% annual return and (2) full redemption at the end of each time period.


                                   1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                   ------    -------   -------    --------


Prime   Obligations Fund              $9        $29        $50      $111

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent public accountants for the Victory Portfolios, whose report thereon , together with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding throughout each period indicated.





                       THE VICTORY PRIME OBLIGATIONS FUND

                             YEAR ENDED OCTOBER 31,
                                             1995       1994         1993       1992        1991       1990      1989
                                            -----       ----         ----       ----        ----       ----      ----

NET  ASSET VALUE, BEGINNING
  OF   PERIOD                              $1.000    $   1.000    $   1.000   $   1.000  $   1.000  $   1.000 $   1.000
Investment   Activities
  Net investment income                     0.051        0.035        0.030       0.037      0.061      0.078     0.087
  Net realized losses   from
     Investment Transactions                           (0.003)
        Total from Investment
          Activities                        0.051       0.0320       0.0300      0.0370     0.0610     0.0780    0.0870
Distributions
  Net investment income                    (0.051)      (0.035)      (0.030)     (0.037)    (0.061)   (0.078)    (0.087)
                                            -----     --------     --------    --------   --------  --------   --------
Capital transactions                                     0.003
NET   ASSET VALUE, END OF PERIOD           $1.000    $   1.000    $   1.000   $   1.000  $   1.000  $   1.000 $   1.000
                                          =======    =========    =========   =========  ========= ========== =========
  Total Return                               5.26%        3.57%        3.05%       3.77%      6.32%      8.06%     9.02%
 Ratios/Supplemental Data:
Net   Assets, End of   Period (000)      $456,266     $782,303     $720,024    $524,338   $442,263   $444,238   $304,186
Ratio of expenses to average
  net assets                                 0.74%        0.62%        0.60%       0.61%      0.62%      0.62%     0.61%
Ratio of net investment
  income to average net assets               5.09%        3.52%        2.96%       3.68%      6.14%      7.76%     8.69%
Ratio of expenses to average
  net assets(a)                                          0.79%
Ratio of net investment
  income to average net assets(a)                                     3.35%





(a) During the period , certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide current income consistent with liquidity and stability of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There is no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in short-term, high quality debt instruments which are determined by Key Advisers and the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of up to 397 days, although securities subject to repurchase agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.

The Fund invests in United States dollar-denominated, high-quality, short-term debt instruments. The Fund's investments will be limited to those obligations which, at the time of purchase, (a) possess the highest short-term rating from at least two nationally recognized statistical ratings organizations ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")) or (b) do not possess a rating (i.e., are unrated) but are determined by Key Advisers and the Sub-Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

 ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The Fund also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by domestic and foreign banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT OF U.S. AND FOREIGN BANKS. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES [OF U.S. AND FOREIGN BANKS]. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS OF U.S. AND FOREIGN BANKS. The Fund may invest in non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O SHORT-TERM CORPORATE OBLIGATIONS ISSUED BY DOMESTIC AND FOREIGN CORPORATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

[O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.]

[O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.]

[O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.]

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

[O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.]

O U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations".

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short -term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on a index. Shortterm funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.

O FOREIGN INVESTMENTS. Investments in Eurodollar Certificates of Deposits, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposits, Canadian Commercial Paper and Europaper may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when Key Advisers and the Sub-Adviser believe that the risks associated with such instruments are minimal.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities . The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers and the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers and the Sub-Adviser have determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets. This limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by majority vote of shareholders.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed- delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time - consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than

     5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

     With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.


Each of the investment limitations indicated above in this subsection are fundamental, except for the limitations pertaining to illiquid securities. Nonfundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

The Sub-Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Sub-Adviser may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Sub-Adviser to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Sub-Adviser with respect to clients other than the Fund. Similarly, any research services received by the Sub-Adviser through placement of portfolio transactions of other clients may be of value to the Sub-Adviser in fulfilling its obligations to the Fund.


                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST


O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department.

Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Prime  Obligations  Fund Primary
                                    Funds  Service  Corporation  P.O.  Box  9741
                                    Providence, RI 02940-9741.


Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same -day availability) should be wired to:


                                    Boston Safe Deposit & Trust Co.

                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory Prime Obligations Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. (Eastern time) and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.


INVESTMENT REQUIREMENTS


All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the date of the order. If payment is not received within three business days of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.




SPECIAL INVESTOR SERVICES


O  THE SYSTEMATIC INVESTMENT PLAN.  You can make regular investments in the
Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your bank account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O CHECK WRITING. Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the Account Application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies--Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o   Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price") . Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.


You may redeem shares in several ways:


O   BY MAIL.  Send a written request to:

                                            The Victory  Prime Obligations Fund
                                            P.O. Box 9741
                                            Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares;

your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV ," means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are normally priced as of 2:00 p.m. (Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.



o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide cash compensation to dealers in connection with sales of shares of the Fund. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account
     within 7 days of the dividend   payment date.  Dividend distributions can
     be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.




O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

It is anticipated that no part of any Fund distribution will be eligible for the dividends received deduction for corporations.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gains are designated as capital gain dividends and are taxable to shareholders as a long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

The Fund's distributions may be exempt from state and local taxes to the extent that they consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities . The Fund intends to advise shareholders of the proportion of their dividend distributions which consist of such interest. Shareholders are urged to consult their own tax advisers regarding the possible exclusion of a portion of their dividend distributions for state and local tax purposes in their respective jurisdictions.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, performance information showing total return may also be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.




Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual report, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios, a business trust organized under the laws of Delaware, is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER


KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.


For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .__% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.


For its services under the investment advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets, and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


Concord Holding Corporation is the administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and

Distributor.


The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the net assets of such class incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund. During the fiscal year ended October 31, 1995, the Fund paid shareholder servicing fees of .15% of the Fund's average daily net assets.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

FUND ACCOUNTANT


BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


 CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

 INDEPENDENT ACCOUNTANTS

 Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub-advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory , compliance , and other administrative and support services.


For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .74% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics ( the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Delaware successor to the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Delaware successor to the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Delaware successor to the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Delaware successor to the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares presented in this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         THE VICTORY SPECIAL GROWTH FUND














                                  MARCH 1, 1996

THE
VICTORY
PORTFOLIOS
SPECIAL GROWTH FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the SPECIAL GROWTH FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or "the "Adviser"). T. Rowe Price Associates, Inc. is the investment sub-adviser to the Fund (the "Sub -Adviser" or "T. Rowe Price"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks capital appreciation. The Fund pursues this investment objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                          PAGE

Fund Expenses..............................................................    2
Financial Highlights.......................................................    3
Investment Objective.......................................................    3
Investment Policies and Risk Factors.......................................    4
How to Invest, Exchange and Redeem.........................................    9
Dividends, Distributions and Taxes.........................................   15
Performance................................................................   17
Fund Organization and Fees.................................................   18
Additional Information.....................................................   20

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

        Maximum Sales Charge Imposed on Purchases
          (as a percentage of the offering price).........................4.75%
        Maximum Sales Charge Imposed on Reinvested Dividends..............none
        Deferred Sales Charge ............................................none
        Redemption   Fees.................................................none
        Exchange Fee......................................................none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

        Management Fees ................................................. 1.00%
        Administration Fees..............................................  .15%
        Other   Expenses(2)..............................................  .38%
                                                                          ----
        Total Fund Operating Expenses  (2)............................... 1.53%
                                                                          ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         ------ ------- ------- --------
SPECIAL GROWTH FUND......$62    $94     $127    $221

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights for the Fund and for the Aggressive Growth Portfolio (the accounting survivor of the merger). The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the period ended October 31, 1995) and KPMG Peat Marwick LLP (for earlier periods), independent auditors, whose report thereon, together with the financial statements of the Fund and for the Aggressive Growth Portfolio are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding throughout each period indicated.

                         THE VICTORY SPECIAL GROWTH FUND

                                          SIX MONTHS               JANUARY 11,
                                          ENDED        YEAR ENDED  1994
                                          OCTOBER 31,  APRIL 30,   TO APRIL 30,
                                          1995         1995(d)(e)  1994(a)(d)(e)
                                          ----         ----------  -------------

  NET ASSET VALUE, BEGINNING OF PERIOD    $10.54       $9.82       $10.00
  Investment Activities:
  Net investment income (loss)                         0.02        (0.01)
  Net realized and unrealized gains
     (losses) from investments            1.27         0.72        (0.17

            Total from Investment Act     1.27         0.74        (0.18

Distributions:
  Net investment income                               (0.02)
   Net realized gains
  Total Distributions                                 (0.02)

  NET ASSET VALUE, END OF PERIOD          $11.81      $10.54       $9.82


Total Return (Excludes Sales Charges)     12.05%(b)   7.51%        (1.80)%(b)

 RATIOS/SUPPLEMENTAL DATA

  Net assets, End of Peri                 $54,335     $20,796      $30,867

  Ratio of expenses to average net assets 0.65%(c)    1.04%        0.82%(c)

  Ratio of net investment income to
  average net assets                      (0.13)%(c)  0.17%        (0.27%)(c)

  Ratio of expenses to
  average net assets (f)                  1.40%(c)    1.35%        1.47%(c)

  Ratio of net investment income (loss) to
    average net assets (f)                (0.88%)(c)  (0.14%)      (0.92%)

  Portfolio turnover                      54.37%      102.00%      61.00%

(a)               Period from commencement of operations.
(b)               Not annualized.
(c)               Annualized.
(d)               Audited by other auditors.
(e) Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks capital appreciation. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues this objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase. Under normal circumstances at least 65% of the Fund's total assets will be invested in equity securities of such companies.

The Fund may invest in all types of equity securities, consisting of common stock, preferred stock, convertible preferred, debt convertible into equity securities and securities convertible into common stock. Under normal conditions the Fund's assets will be invested in companies with smaller market capitalizations (i.e., those with market capitalization of $750 million or less at the time of purchase; however, the Fund may invest a portion of its assets in equity securities of companies with larger market capitalizations. When Key Advisers or the Sub-Adviser determine that adverse market conditions exist, including any period during which they believe that the return on the following instruments would be more favorable than that obtainable through the Fund's normal investment program, the Fund may, for temporary defensive purposes, invest in investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization (investment grade) or, if unrated, which Key Advisers or the Sub -Adviser determine to be of comparable quality. The Fund may also invest up to 5% of its total assets in lower-rated debt securities, commonly referred to as "junk bonds" (for example, those rated Ba to C by Moody's Investors Service or BB to C by Standard & Poor's Corporation), or such other debt securities which have poor protection against default in the payment of principal or interest, or which are in default.


In addition, the Fund is permitted to make investments in the securities of foreign issuers, including American Depository Receipts.



The Fund is designed for long-term stock investors. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with small capitalization stocks in return for the possibility of long-term rewards. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore their securities may be subject to more abrupt or erratic movements than securities of larger companies. Small capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. By itself, the Fund does not constitute a balanced investment plan; it stresses capital appreciation from stocks and other equity securities, and should be considered a long-term investment for investors who can afford to weather changes in the stock market. The Fund's share price and total return fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.



ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.


O WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.


O LOWER-RATED DEBT SECURITIES. The Fund may invest up to 5% of its total assets in lower-rated debt securities, "junk bonds," that have poor protection against default in the payment of principal and interest, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "High Quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see "Repurchase Agreements".

O INVESTMENT GRADE AND HIGH QUALITY SECURITIES. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, obligations that Key Advisers or the Sub- Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts.The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.


O OPTIONS. The Fund may invest in derivative securities, which are securities whose values are based on other securities. The Fund may engage in writing put and call options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction," i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.

The Fund may also purchase put options on securities for the purpose of hedging against market risks related to its securities. The Fund may also purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.


Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.


O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").


STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes . The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios , and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Commercial Paper without regard to the Fund's restriction on illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the six-month fiscal period ended October 31, 1995, the portfolio turnover rate was 54.37% compared to 102.00% in the fiscal year ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them . Under the supervision of the Trustees, Key Advisers or the Sub -Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

2. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection is fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent changes in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent" below) on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.


o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the SubAdviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                          The Victory Special Growth Fund
                                          Primary Funds Service Corporation
                                          P.O. Box 9741
                                          Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                          Boston Safe Deposit & Trust Co.
                                          ABA #011001234
                                          Credit PFSC DDA #16-918-8
                                          The Victory  Special Growth Fund

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price" below) of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The

Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                              SALES CHARGE   SALES CHARGE   DEALER
                              AS A % OF      AS A % OF      REALLOWANCE
                              OFFERING       NET AMOUNT     AS A % OF
AMOUNT OF PURCHASE            PRICE          INVESTED       OFFERING PRICE
------------------            -----          --------       --------------

Less than $49,999             4.75%          4.99%          4.00%
$50,000 to $99,999            4.50%          4.71%          4.00%
$100,000 to $249,999          3.50%          3.63%          3.00%
$250,000 to $499,999          2.25%          2.30%          2.00%
$500,000 to $999,999          1.75%          1.78%          1.50%
$1,000,000 and above          0.00%          0.00%          (1)

-----------------

(1) There is no initial sales charge on purchases of $1 million or more. Investment professionals will be compensated at the rate of 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.



For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.



O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;


(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges);

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax -planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund, as funds having only one class of shares are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies --Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time ( normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.


HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O BY MAIL.  Send a written request to:

                                     The Victory  Special Growth Fund
                                     Primary Funds Service Corp.
                                     P.O. Box 9741
                                     Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.


O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange (the "NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed. SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividend and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

o STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.




o REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and analyzing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER  AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .33% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a subadviser. Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price, on behalf of the Fund. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub- Adviser sub-advisory fees as a percentage of average daily net assets as follows: .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

T. Rowe Price serves as the investment sub-adviser for the Fund pursuant to an investment sub-advisory agreement dated January 1, 1996 between Key Advisers and the Sub-Adviser, which was approved by the shareholders of the Fund at the shareholders' meeting held on December 1, 1995. The Sub-Adviser, which maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of September 30, 1995, the firm and its affiliates managed over $65 billion for over 3 million individual and institutional investor accounts.

The Investment Advisory Committee of the Sub-Adviser, which consists of Jonathan
M. Greene, Chairman, Richard T. Whitney, Donald J. Peters and K. D. Farrow, is primarily responsible for the investment management of the Fund. The Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program.


PORTFOLIO MANAGER   MANAGING FUND SINCE           PREVIOUS EXPERIENCE

                                                  Vice President, T. Rowe Price
Jonathan M. Green   Commencement of Operations    Associates since 1979.



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


CUSTODIAN


Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT  ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as  independent accountants to the Fund.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.40% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.


In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non -investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.




NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
 VICTORY
PORTFOLIOS
 STOCK INDEX FUND


PROSPECTUS               For current yield, purchase, and redemption information
March 1, 1996                                  call 800-539-FUND or 800-539-3863


THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the STOCK INDEX FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index" or the "Index").(1)

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O       NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

TABLE OF CONTENTSPAGE


Fund Expenses................................................................  3
Financial Highlights.........................................................  4
Investment Objective.........................................................  5
Investment Policies and Risk Factors.........................................  5
How to Invest, Exchange and Redeem........................................... 11
Dividends, Distributions and Taxes........................................... 20
Performance.................................................................. 22
Fund Organization and Fees................................................... 22
Additional Information....................................................... 25

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES (1)
   Maximum Sales  Charge Imposed on Purchases (as a percentage of
     the offering   price).................................................4.75%
   Maximum Sales   Charge Imposed on Reinvested Dividends..................none
   Deferred Sales   Charge.................................................none
   Redemption   Fees.......................................................none
   Exchange Fee............................................................none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)
         Management   Fees (2).............................................45%
         Administration Fees (2)...........................................00%
         Other Expenses....................................................11%
                                                                           =====
         Total Fund Operating Expenses(3)..................................56%
                                                                           ===

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .60% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay, (see "Fund Organization and Fees-Shareholder Servicing Plan"). Absent the voluntary reductions referred to in footnote (2) above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be .86%.


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                  1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                  ------     -------   -------   --------


  Stock Index Fund........        $53        $65       $77       $114


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a fund share outstanding for each period indicated.


                                           THE VICTORY STOCK INDEX FUND


                                                                  DECEMBER  3,
                                                  YEAR  ENDED     1993
                                                  OCTOBER 31,     TO OCTOBER 31,
                                                  1995            1994 (A)
                                                  -----------     --------------


NET ASSET VALUE, BEGINNING
         OF PERIOD                                   $10.18          $10.00
                                                     ------          ------
Investment Activities

  Net investment income                                0.27            0.20
  Net realized and unrealized   gains (losses)
      on investments                                   2.31            0.16
                                                     ------            ----
         Total from Investment Activities              2.58            0.36
                                                     ------            ----

Distributions

  Net investment income                               (0.26)          (0.18)
NET ASSET VALUE, END OF PERIOD                    $   12.50          $10.18
                                                      =====           =====
Total Return  (excludes sales charge)                 25.72%           3.66%(b)

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (000)                  $160,822         $89,686
  Ratio of expenses to average net   assets            0.55%           0.58%(c)
  Ratio of net investment income to
         average net assets                            2.53%           2.35%(c)
  Ratio of expenses to average net
         assets (d)                                    0.87%           1.10%(c)
  Ratio of net investment income to
         average net assets (d)                        2.21%           1.82%(c)
Portfolio Turnover                                    11.91%           1.44%




(a)      Period from commencement of operations.
(b)       Not Annualized.

(c)      Annualized.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by following a policy of attempting to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in many of the stocks which comprise the S&P 500 Index and secondarily in stock futures, while minimizing transaction costs. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. The Fund attempts to duplicate the investment results of the S&P 500 Index. No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund may hold only a representative portion of the stocks in the Index due to the illiquidity of some stocks or other factors. The Fund may compensate for the omission of certain stocks by purchasing stocks not included in the Index that are similar to those omitted if Key Advisers or the Sub-Adviser believes those purchases will reduce "tracking error" (the difference between the Fund's investment results (before expenses) and that of the Index). To minimize tracking error when the Fund does not hold all stocks in the Index in proportion to their Index weighting, Key Advisers or the Sub-Adviser may use statistical analyses in selecting stocks. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government Securities. See "Futures Contracts" in this prospectus and in the Statement of Additional Information.

Because of the Fund's objective, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. Adverse performance will ordinarily not result in the elimination of a stock from the Fund's portfolio. The Fund will generally remain fully invested in common stocks even when stock prices are generally falling. In addition, Key Advisers or the Sub-Adviser may eliminate one or more securities or elect not to increase the Fund's position in such securities notwithstanding the continued listing of such securities in the S&P 500 Index in the following circumstances: (a) the stock is no longer publicly traded as in the case of a leveraged buyout or merger; or (b) an unexpected adverse development occurs with respect to a company such as bankruptcy or insolvency. Accordingly, an investor is exposed to a greater risk of loss (and a corresponding greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Fund was not so invested in such securities. In addition, the share price of the Fund is expected to be volatile, and investors should be able to sustain sudden and sometimes substantial fluctuations in the value of their investment. Brokerage costs, fees, operating expenses and tracking error may cause the Fund's total return to be lower than that of the S&P 500 Index.


The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.

ADDITIONAL INFORMATION REGARDING  THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments will include [only] "investment grade" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.



The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.


Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates
 . For this reason, Zero Coupon Bonds are subject to substantially  greater price
fluctuations   during  periods  of  changing  market  interest  rates  than  are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes . The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in

Section 4(2) commercial paper, thus providing liquidity.  The Fund believes that
Section 4(2) commercial paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 11.91% compared to 1.44% in the fiscal period from December 3, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT  LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 331/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM



HOW TO INVEST


O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the SubAdviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

         The Victory Stock Index Fund
         Primary Funds Service Corporation
         P.O. Box 9741
         Providence,  RI 02940-9741
Subsequent purchases may be made in the same manner.

O BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA #16-918-8
                           The Victory  Stock Index Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price" below"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                              SALES CHARGE       SALES CHARGE     DEALER
                              AS A % OF          AS A % OF        REALLOWANCE
                              OFFERING           NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE            PRICE              INVESTED         OFFERING PRICE
------------------            -----              --------         --------------

Less than $49,999.........      4.75%              4.99%            4.00%
$50,000 to $99,999........      4.50%              4.71%            4.00%
$100,000 to $249,999......      3.50%              3.63%            3.00%
$250,000 to $499,999......      2.25%              2.30%            2.00%
$500,000 to $999,999......      1.75%              1.78%            1.50%
$1,000,000 and above......      0.00%              0.00%              (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.



O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.




For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.


o RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."




SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement. O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.


Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally as of 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:     The Victory  Stock Index Fund
                                            Primary Funds Service Corporation
                                            P.O. Box 9741
                                            Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.




SHAREHOLDER ACCOUNT RULES AND POLICIES


O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

O The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so. O Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

O Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

O The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

O Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

O If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.


O "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

O The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

O The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.



O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.


Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional  information  regarding  the  performance  of  each  of  the  Victory
Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.



                           FUND ORGANIZATION AND FEES


The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT  ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society earned investment advisory fees aggregating .43% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

The person primarily responsible for the investment management of the Fund as well as her previous experience is as folllows:


    PORTFOLIO MANAGER      MANAGING FUND SHARES     PREVIOUS EXPERIENCE
    -----------------      --------------------     -------------------

    Denise Coyne           Since Inception          Vice President and Portfolio
                                                    Manager for Society Asset
                                                    Management, Inc. since 1985.





ADMINISTRATOR AND DISTRIBUTOR


Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .00% of average daily net assets in excess of $50 million.


EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .87% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY

PORTFOLIOS
 TAX-FREE MONEY MARKET FUND

Prospectus For current yield, purchase and redemption information, March 1, 1996 call 800-539-FUND or 800-539-3863.



The Victory Portfolios (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the TAX-FREE MONEY MARKET FUNDS (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality municipal securities.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.


SHARES OF THE FUND ARE:


O       NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS                                                    PAGE

Fund Expenses......................................................      3
Financial Highlights...............................................      4
Investment Objective...............................................      5
Investment Policies and Risk Factors ..............................      5
How to Invest, Exchange and Redeem.................................     10
Dividends, Distributions and Taxes.................................     16
Performance........................................................     18
Fund Organization and Fees.........................................     19
Additional Information.............................................     21

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

 SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases
  (as a percentage of the offering price).......................  none
Maximum Sales Charge Imposed on Reinvested Dividends............  none
Deferred Sales   Charge.........................................  none
Redemption   Fees...............................................  none
Exchange Fee....................................................  none

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

Management Fees ..............................................  .35%
Administration Fees ..........................................  .15%
Other Expenses(2)  ...........................................  .29%
                                                                 ---
Total Fund Operating Expenses(2) .............................  .79%
                                                                 ===


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees that the Fund expects to pay (see "Fund Organization and Fees - Shareholder Servicing Plan").

 EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming:
(1) a 5% annual return and (2) full redemption at the end of each time period.


                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                 ------      -------     -------     --------


Tax-Free Money Market
  Fund........................      $8        $25          $44         $98

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a Fund share outstanding for each period indicated.




                              THE VICTORY TAX-FREE MONEY MARKET FUND


                                                                                    Years ended October 31,
                                                 1995        1994        1993         1992        1991        1990        1989
                                               ------        ----        ----         ----        ----        ----        ----



NET ASSET VALUE, BEGINNING                   $    1.000  $     1.000  $     1.000  $     1.000   $    1.000  $     1.000   $  1.000
                                             ----------  -----------  -----------  ------------  ----------   -----------   -------
   OF PERIOD

Income from Investment Activities
      Net investment income                       0.034        0.021        .020        0.027       0.043       0.054        0.059

Distributions
  Net investment income                          (0.034)      (0.021)     (0.020)      (0.027)     (0.043)     (0.054)      (0.059)
                                              ---------     --------    --------     --------    --------    --------      -------


 NET ASSET VALUE,
  END OF PERIOD                              $    1.000  $     1.000 $     1.000  $     1.000 $     1.000$      1.000   $    1.000
                                             ==========  =========== ===========  =========== =======================   ==========

Total Return                                      3.42%        2.17%       2.06%        2.77%       4.44%       5.48%        6.04%

Ratios/Supplemental Data:

NET ASSETS, END OF
  PERIOD (000)                                 $307,726    $ 198,561   $ 189,351    $ 151,012   $ 129,601    $134,652    $  85,556

Ratio of expenses to average
    net assets                                    0.61%        0.60%       0.59%        0.61%       0.62%       0.63%        0.58%

Ratio of net investment
    income to average net assets                  3.36%        2.14%       2.04%        2.70%       4.29%       5.32%        5.88%

 Ratio of expenses to
  average net assets (a)                          0.62%        0.79%       0.60%                                             0.67%

 Ratio of net investment
  income to average net assets (a)                3.35%        1.95%       2.02%                                             5.79%



(a) During the period , certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.

                              INVESTMENTS OBJECTIVE

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS


SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing only in obligations which are determined by Key Advisers or the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of 397 days or less, although securities subject to repurchase agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.


Under normal market conditions, the Fund will invest at least 80% of its total assets in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). At times when Key Advisers or the Sub-Adviser judges that unstable conditions in the markets for Municipal Securities make pursuing the Fund's basic investment objective inconsistent with the best interests of shareholders, Key Advisers or the Sub-Adviser may use temporary "defensive" strategies, by purchasing short-term taxable obligations and by holding uninvested cash reserves.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value.


The two principal types of Municipal Securities that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government Securities for purposes of the diversification requirements to which the Fund is subject under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, more than five percent of the Fund's assets may be invested in such refunded bonds issued by a particular municipal issuer.


NOTE: Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. The Fund may invest in non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

O WHEN -ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

o REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O U.S. GOVERNMENT SECURITIES. The Fund may invest all obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government national Mortgage Association ("GNMA") and the ExportImport of the U.S. the United States, are supported by the full faith and credits of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (FNMA") are supported by the right of the Issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will Invest in this obligations of such agencies or instrumentalities only when Ken Advisers or the Sub-Advisor believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates
 . For this reason, Zero Coupon Bonds are subject to substantially  greater price
fluctuations   during  periods  of  changing  market  interest  rates  than  are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O PUTS. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Fund has the right to sell specified Municipal Securities within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Municipal Securities. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Municipal Securities, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

O TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Fund's Investment Adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. To the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies. These obligations are described further in the Statement of Additional Information.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE INVESTMENT PRACTICES OF THE FUND AND RISK FACTORS. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by a majority vote of shareholders.

                             INVESTMENTS LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. The Fund does not engage in borrowing for the purpose of leverage.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities and compliance with Rule 2a-7. Nonfundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any timeexceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL . An " Investment Professional " is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges, or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                        The Victory Tax-Free Money Market Fund
                        Primary Funds Service Corporation
                         P.O. Box 9741
                         Providence, RI 02940-9741.


Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                        Boston Safe Deposit & Trust Co
                        ABA #011001234
                        Credit PFSC DDA #16-918-8
                        The Victory  Tax-Free Money Market Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price" below) normally 2:00 p.m. (Eastern time) and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.


INVESTMENT REQUIREMENTS


All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.



SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions , and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O CHECK WRITING. Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the Account Application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies--Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.


You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:

                           The Victory  Tax-Free Money Market Fund
                           Primary Funds Service Corporation
                           P.O. Box 9741
                           Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation , P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

 SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are normally priced as of 2:00 p.m. (Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the

Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may also provide cash compensation to dealers in connection with sales of shares of the Fund. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.


O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an

Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

o COMPLETE REDEMPTIONS. If you request a complete redemption of all your fund shares, any dividends accrued to your account will be included in the redemption check.


FEDERAL TAXES


The Fund intends to qualify each year as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), for so long as such qualification is in the best interest of its shareholders. The Fund contemplates distribution of all of its net investment income in accordance with the timing requirements imposed by the Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income. Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize any long-term capital gains.


To the extent that dividends paid to shareholders are derived from taxable income (for example, interest on certificates of deposit or repurchase agreements) or from capital gains, such dividends will be subject to federal income tax whether received in cash or additional shares and may also be subject to state and local taxes.


Dividends derived from exempt-interest income and designated as such by the Fund may be treated by the Fund's shareholders as items of interest excludable from their gross income for federal tax purposes. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. (Shareholders are advised to consult their tax advisers whether exempt-interest dividends would be excludable from gross income if a shareholder was treated under the IRS Code as a "substantial user" of facilities financed by an obligation held by the Fund or as a "related person" to such user.)


Interest on indebtedness incurred by a shareholder to purchase or carry shares is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the shareholder's taxable year.


Under the IRS Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Under the IRS Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and corporations. Also, interest income on all Municipal Securities and private activity bonds is included in "adjusted current earnings" for purposes of computing the alternative minimum taxable income of corporate shareholders. The receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits.

Dividends received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that such dividends were declared to shareholders of record on a date in October, November or December of such preceding year.

The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. Additional information regarding federal taxes is contained in the Statement of Additional Information under the headings "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Additional Tax Information." The foregoing and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its shareholders. Accordingly, potential investors are urged to consult their tax advisers with specific reference to their own federal, state and other local tax situation.

The Victory Portfolios will provide shareholders at least annually with information as to the federal income tax consequences of distributions made to them during the year.

INVESTING FOR RETIREMENT


You may wish to invest in the Victory Portfolios in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pension Plans (SAR-SEP/IRA), 401(k) Defined Contribution Plans, and 403(b) Defined Compensation Plans. For more information about investing in the Victory Portfolios through tax-favored accounts, call the Transfer Agent at 800-539-3863. Investment in the Fund would not be appropriate for tax-deferred plans, such as Individual Retirement Accounts ("IRA") and Keogh plans.


                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


Performance   information   showing  the  total   return  may  be  presented  in
advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.


Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER  AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of thirty- five one hundredths of one percent (.35%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January 1, 1996, Society Asset

Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .34% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub- Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the subadvisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:



PORTFOLIO MANAGER      MANAGING FUND SINCE    PREVIOUS EXPERIENCE

Judith Jones           Since Inception        Vice President and Portfolio
                                              Manager for Society Asset
                                              Manager, Inc., since 19




ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.


CUSTODIAN


Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.


INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. serves as  independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .62% of average daily net assets, excluding certain voluntary fee reductions or reimbursements.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other Funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to preclear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only one class of shares. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.








NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

*THE
VICTORY
PORTFOLIOS
VALUE FUND

PROSPECTUS              FOR CURRENT YIELD, PURCHASE, AND REDEMPTION INFORMATION,
MARCH 1, 1996                                  CALL 800-539-FUND OR 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the VALUE FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").


The Fund seeks to provide long-term growth of capital and dividend income. The Fund pursues this objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.


Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.


SHARES OF THE FUND ARE:


O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                   PAGE


Fund Expenses.........................................................3
Financial Highlights..................................................4
Investment Objective..................................................5
Investment Policies and Risk Factors..................................5
How to Invest, Exchange and Redeem................................... 12
Dividends, Distributions and Taxes................................... 21
Performance.......................................................... 24
Fund Organization and Fees........................................... 24
Additional Information............................................... 28

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.


SHAREHOLDER TRANSACTION EXPENSES(1)


Maximum Sales  Charge Imposed on Purchases (as a
  percentage of the offering price)....................................    4.75%
Maximum Sales   Charge Imposed on Reinvested Dividends ................     none
Deferred Sales   Charge ...............................................     none
Redemption   Fees .....................................................     none
Exchange Fee...........................................................     none

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net assets)

       Management Fees ...............................................    1.00%
       Administration Fees ...........................................     .15%
       Other Expenses  (2) ...........................................     .25%
                                                                          ----
       Total Fund Operating Expenses  (2) ............................    1.40%
                                                                          ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")


(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees--Shareholder Servicing Plan").


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                            1 YEAR     3 YEARS    5 YEARS   10 YEARS
                            ------     -------    -------   --------


  Value Fund..............   $61       $90         $120      $207


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS




The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.



                                                  THE VICTORY VALUE FUND

                                                    YEAR            DECEMBER  3, 1993
                                                    ENDED            TO OCTOBER 31,
                                             OCTOBER 31, 1995(D)         1994(A)
                                             -------------------         -------

NET ASSET VALUE, BEGINNING OF
     PERIOD                                        $  10.13              $ 10.00
                                                 ----------              -------
Income from Investment Activities
     Net investment income                             0.27                 0.21
     Net realized and unrealized gains
         on investments                                1.92                 0.11
                                                    -------              -------
           Total from Investment
           Activities                                  2.19                 0.32
                                                    -------              -------
Distributions
     Net investment income                           (0.28)                (0.19)
     Net realized gains (losses)                     (0.17)
                                                      -----                -----
         Total Distributions                          (0.45)               (0.19)
                                                  ---------              -------
NET ASSET VALUE, END OF PERIOD                   $    11.87              $ 10.13
                                                 ==========              =======
Total Return  (excludes sales charge)                 22.28%             3.27%(b)

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)                    $295,871             $188,184
Ratio of expenses to average net assets                0.99%             0.92%(c)
Ratio of net investment income to
     average net assets                                2.55%             2.32%(c)
Ratio of expenses to average
     net   assets(e)                                   1.30%             1.48%(c)
Ratio of net investment income to
     average net   assets(e)                           2.24%             1.76%(c)
Portfolio   turnover                                  23.03%            39.05%



----------
(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.

(e) During the period the investment advisory, administration, and/or shareholder servicing fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE


The Fund seeks to provide long-term growth of capital and dividend income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.


                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES


The Fund pursues its objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.

Under normal market conditions the Fund will invest primarily in a diversified portfolio of common stocks of issuers listed on a nationally recognized exchange with a preference for stocks with above average yields and below average price/earnings, price/book value, and price/cash flow ratios, that are statistically cheap and are believed to have improving investor sentiment. Stocks will be purchased on the basis of a proprietary scoring system of valuation models which incorporates Key Advisers or the Sub-Adviser's appraisal of value of the shares, measures of statistical value, and a measure which reflects revisions of earnings estimates.

The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund will limit such investments to 20% of its total assets.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.


ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "high-quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

O INVESTMENT GRADE SECURITIES. The Fund may invest in "investment grade" obligations -- those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates . For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").


STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities . The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 331/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes . The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."


O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").


O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.




O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O OPTIONS.  The Fund may write  call  options  from time to time.  The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.

Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options (described above) may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 23.03% compared to 39.05% in the fiscal period from December 3, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE : The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

 INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 331/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2.   The Fund will not purchase a security if, as a result, more than 15% of its
     net assets would be invested in illiquid securities.   Illiquid securities
     are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the SubAdviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that have entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments . The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


o INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees - Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department.

Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.


INVESTING DIRECTLY


O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Value Fund
                           Primary Funds Service Corporation
                           P.O. Box 9741
                           Providence,  RI 02940-9741.


Subsequent purchases may be made in the same manner.


O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:



                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA #16-918-8
                           The Victory  Value Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.


Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                SALES          SALES
                               CHARGE          CHARGE          DEALER
                             AS A % OF       AS A % OF      REALLOWANCE
                              OFFERING       NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE              PRICE         INVESTED     OFFERING PRICE

Less than $49,999               4.75%            4.99%           4.00%
$50,000 to $99,999              4.50%            4.71%           4.00%
$100,000 to $249,999            3.50%            3.63%           3.00%
$250,000 to $499,999            2.25%            2.30%           2.00%
$500,000 to $999,999            1.75%            1.78%           1.50%
$1,000,000 and above            0.00%            0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary.

 Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.


If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

o RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider " ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub -Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;




(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges);and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES


O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front . If your account is jointly owned, be sure that all owners sign . You may obtain information about the Systematic
Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax- planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.




HOW  TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that doesn't have a class designation they are deemed to be "Class A" shares for exchange purposes. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies - Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.


You may redeem shares in several ways:


O  BY MAIL.  Send a written request to:          The Victory  Value Fund
                                                 P.O. Box 9741
                                                 Providence, RI 02940-9741


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing), participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.


SHAREHOLDER ACCOUNT RULES  AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas .

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for comparable securities.

O The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

O Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form . From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

O Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

O The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

O Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

O If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.


O "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

O The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

O The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS


When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.


4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.


5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.



O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099- DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.



o REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE


From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT  ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly- owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund . Prior to January , 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .69% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.


The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:

PORTFOLIO           MANAGING            PREVIOUS
MANAGER             FUND SINCE          EXPERIENCE

Judith A. Jones    Commencement of      Portfolio Manager with Society
                   Operations           Asset  Management  since 1993;
                                        Portfolio     Manager     with
                                        Ameritrust from 1965 to 1992.


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND  DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund .

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund .

FUND  ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. , an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.


BUSINESS MANAGEMENT AGREEMENT


In connection with its obligations under the investment sub- advisory agreement , the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .0% of average daily net assets in excess of $50 million.

EXPENSES


For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.30% of the Fund's average net assets , including certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts , the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.


The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.


Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.


DELAWARE LAW


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory

Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against. them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.


Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.











NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE VICTORY PORTFOLIOS



                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                             FINANCIAL RESERVES FUND


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Financial Reserves Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.




TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.................2   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.......... 8   KeyCorp Mutual Fund
DETERMINING NET ASSET VALUE......................11   Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES................13
PERFORMANCE COMPARISONS..........................13   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND                     Society Asset Management,
  REDEMPTION INFORMATION........................ 14   Inc.
DIVIDENDS AND DISTRIBUTIONS......................15
TAXES............................................15   ADMINISTRATOR
TRUSTEES AND OFFICERS............................16   Concord Holding
ADVISORY AND OTHER CONTRACTS.....................21   Corporation
ADDITIONAL INFORMATION...........................29
APPENDIX.........................................33   DISTRIBUTOR
                                                      Victory Broker-Dealer
INDEPENDENT AUDITOR'S REPORT                          Services, Inc.
FINANCIAL STATEMENTS

                                                      TRANSFER AGENT
                                                      Primary Funds Service
                                                      Corporation

                                                      CUSTODIAN
                                                      Key Trust Company of Ohio,
                                                      N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Financial Reserves Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

 ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS


The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment primarily in high-quality, U.S. dollar-denominated money market instruments.


The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

[The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.]

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). (Note: In accordance with Rule 2a-7 under the 1940 Act, the fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

2. Borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

4. Act as an underwriter (except as it may be deemed such in a sale of restricted securities).

5. Buy or sell real estate, commodities, or commodity (futures).

6. Issue any senior  security (as defined in the 1940 Act),  except that (a) the
Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to certain restrictions, the Fund may borrow money as authorized by the 1940 Act.

Fundamental limitation 2 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND  MAY NOT:

1. Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

2. Pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation 2 above.

3. Invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice or more than 15% of its net assets in securities which are "restricted as to disposition."

4. Purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer.

5. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

6. Write or purchase any put or call option.

7. Make short sales of securities.

8. Invest in companies for the purpose of exercising control or management and will not purchase the securities of any issuer if, as to 75% of its total assets, it would own more than 10% of the voting securities of any such issuer.

9. Invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund (unless permitted by Commission regulations or exemptive relief) and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale .

10. Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange.

11. Invest in oil, gas or other mineral exploration or development programs.


Also, the Fund does not currently intend to:


1. Purchase obligations of savings and loan institutions and savings banks.

2. Purchase commercial paper which is not rated in the single highest category by Duff & Phelps, Inc., Fitch Investors Service, Inc., Standard & Poor's Corporation, or Moody's Investors Service, Inc., or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

3. Purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation 2 entered into to facilitate redemptions exceeds 5% of its total assets.

4. Lend more than 5% of its portfolio securities. Subject to this restriction, the Fund may lend its securities if collateral values are continuously maintained at not less than 100% by "marking-to-market" daily.

5. Invest in oil, gas or other mineral leases or in real estate limited partnerships.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective .

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



                        VALUATION OF PORTFOLIO SECURITIES


As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving , and Christmas .

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o    portfolio quality;
         o    average portfolio maturity;
         o    type of instruments in which the portfolio is invested;
         o    changes in interest rates on money market instruments;
         o    changes in Fund expenses; and
         o    the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o    multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 5.26%.

EFFECTIVE YIELD

The Fund's effective yield is computed by compounding the unannualized base period return by:

         o    adding 1 to the base period return;
         o    raising the sum to the 365/7th power; and
         o    subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 5.40%.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one, five and ten year periods ended October 31, 1995 and the period since inception were 5.50%, 4.32%, 5.76% and 6.37%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five and ten year periods ended October 31, 1995 and the period since inception were 23.54%, 75.14% and 117.63% respectively.



            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION




The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. The Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES


The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request . Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."

[REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.]

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

         It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
                                                         President,

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Singer Island                                            Cleveland      Advanced
Riviera Beach, FL  33404                                 Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May

1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION  OF TRUSTEES  AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $5,729.73         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                4,834.58          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                2,598.87          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                3,549.91          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                5,474.20          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                2,913.01          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                5,112.02          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                4,996.26          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                4,996.26          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                2,709.16          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                       Manager,          Price
                                                         Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)

              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1%   OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:



For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%

For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.



Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of

$2,132,744, and 3,125,072, respectively,] after fee reductions of $584,417 and $420,213, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The SubAdviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub -Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.




From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub -Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $278,025, and $1,063,114, after fee reductions of $0 and $471, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994 and October 31, 1995, the Distributor received no underwriting commission for underwriting the Fund's shares.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION AND SERVICE PLAN.

The Victory Portfolios on behalf of the Fund has adopted a Distribution [and Service] Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. [In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.]


The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. [Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.]

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market Funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $306,082, $276,849 and $41,020, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios .

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.





                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 92.64% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.


MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.


THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.     High credit quality Protection factors are strong.

         AA.      Risk is modest but may vary slightly from time to time


         AA-.      Because of economic conditions.


         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:


         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                                 FUND FOR INCOME


                                  MARCH 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios -
The Fund for Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......  __  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS..  __  KeyCorp Mutual Fund Advisers,
VALUATION OF PORTFOLIO SECURITIES........  __  Inc.
ADDITIONAL PURCHASE, EXCHANGE AND
    REDEMPTION INFORMATION...............  __  INVESTMENT SUB-ADVISER
TAXES                                          First Albany Asset Management
TRUSTEES AND OFFICERS....................  __  Corporation
ADVISORY AND OTHER CONTRACTS.............  __
ADDITIONAL INFORMATION...................  __  ADMINISTRATOR
APPENDIX.................................  __  Concord Holding Corporation

INDEPENDENT AUDITOR'S REPORT                   DISTRIBUTOR
FINANCIAL STATEMENTS                           Victory Broker-Dealer Services,
                                               Inc.


                                               TRANSFER AGENT
                                               Primary Funds Service
                                               Corporation

                                               CUSTODIAN
                                               Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Fund for Income (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION  REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


MORTGAGE-RELATED SECURITIES -- IN GENERAL


Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



                     INVESTMENT LIMITATIONS AND RESTRICTIONS

         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information.


THE FUND MAY NOT:


1. Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.


2. Invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects .

3. Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

4. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

5. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

6. Underwrite any issue of securities.

7. Purchase or sell commodities or commodity contracts, or oil, gas or other mineral exploration or development programs.

8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; or

2. The Fund will not participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the Adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities;


With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.



STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES




Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.


STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                           ---
                                           cd

         The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.

     b = expenses accrued for the period (net of any expense reimbursements).

     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

     d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on shares for the 30-day period ended October 31, 1995 was 6.76% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


 Dividend Yield of the Class =        Dividends                          +   Number of days (accrual period)   x 365
                                 -------------------
                                 Max. Offering Price (last day of period)

The maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.93% and 6.05%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 5.93% and 6.05%, respectively.

TOTAL RETURNS.

 The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (  ERV  )^1n - 1 = Average Annual Total Return
                    -----
                  (   P   )

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P

In calculating total returns the current maximum sales charge of 2.00% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 8.41% and 98.52%, respectively. For the one and five year periods ended October 31, 1995 the average annual total return was 10.52% and 43.06%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.66% and 102.48%, respectively. For the one and five year periods ended October 31, 1995, the average annual total return at net asset value was 12.75% and 45.93%, respectively.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the

Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION




The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

[If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's net asset value. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.]

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the Prospectus under "How to Invest, Exchange and Redeem."

CONVERSION TO FEDERAL FUNDS.


It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES.

The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the Prospectus under "How to Redeem."

REDEMPTION IN KIND.


Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.


The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION OF PORTFOLIO SECURITIES" above.)


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.


In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.


------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            Cleveland      Advanced
Riviera Beach, FL  33404                                 Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.





                                                                   Estimated Annual      Total      Total Compensation
                                  Pension or Retirement Benefits       Benefits      Compensation      from Victory
                                  Accrued as Portfolio Expenses     Upon Retirement    from Fund    "Fund Complex" (1)
Leigh A. Wilson, Trustee......                 -0-                       -0-              $248.70         $46,716.97
Robert G. Brown, Trustee                       -0-                       -0-               217.14          39,815.98
John D. Buckingham, Trustee(2).                -0-                       -0-                82.92          18,841.89
Edward P. Campbell, Trustee...                 -0-                       -0-               114.18          39,799.68
Harry Gazelle, Trustee........                 -0-                       -0-               189.79          35,916.98
John W. Kemper, Trustee(2)....                 -0-                       -0-               161.55          22,567.31
Stanley I. Landgraf, Trustee..                 -0-                       -0-               157.16          34,615.98
Thomas F. Morrissey, Trustee..                 -0-                       -0-               228.46          40,366.98
H. Patrick Swygert, Trustee...                 -0-                       -0-              228 .46          37,116.98
John R. Young, Trustee(2).....                 -0-                       -0-               140.67          21,963.81







(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the abovenamed Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During Past 5 Years
---------------------          ------------------        -----------------------

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                       Manager,          Price
                                                         Waterhouse.





The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator. As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Prime Obligations Fund (1)
             Victory U.S. Government Obligations Fund (1)
             Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Ohio Municipal Money Market Fund (1)
             Victory Limited Term Income Fund (1)
             Victory Government Mortgage Fund (1)
             Victory Financial Reserves Fund (1)
             Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory National Municipal Bond Fund (1)
             Victory Government Bond Fund (1)
             Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Ohio Municipal Bond Fund (1)
             Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
             Victory Intermediate Income Fund (1)
             Victory Investment Quality Bond Fund (1)
             Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
             Victory Balanced Fund (1)
             Victory Value Fund (1)
             Victory Growth Fund (1)
             Victory Special Value Fund (1)
             Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
             Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:


For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the

Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.



Prior to January 1, 1995 Society Asset Management, Inc. Served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany served as the investment adviser to the Investors Preference Fund for Income, the Predecessor to the Predecessor Fund. For the fiscal years ended October 31, 1995 and the fiscal period ended October 31, 1994, the adviser earned investment advisory fees of $87,483 and $84,270, respectively, after fee reductions of $36,865 and $2,027, respectively.


Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


Key Advisers has entered into an investment sub-advisory agreement with First Albany on behalf of the Fund. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.



From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO  TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.


The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser,

Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the SubAdviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $176,716 and $0, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal period from February 1, 1994 to October 31, 1994 and the fiscal year ended October 31, 1995, the Fund's portfolio turnover rates were 18.00% and 35.20%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal periods ended October 31, 1994 and October 31, 1995, the Adminis-trator earned aggregate administration fees of $224,695 and $27,624, respectively, after fee reductions of $8,592 and $9,681, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the
Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. [For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $11,637 in underwriting commissions, and retained $0.]

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. [In the fiscal periods ended January 31, 1994, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $_______, $_______ and $32,288, respectively.]

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

 INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business Trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+.High credit quality Protection factors are strong.

         AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:


         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances


         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.


U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                              GOVERNMENT BOND FUND


                                  MARCH 1, 1996



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Government Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS...10  KeyCorp Mutual Fund Advisers,
VALUATION OF PORTFOLIO SECURITIES.........12  Inc.
PERFORMANCE...............................12
ADDITIONAL PURCHASE, EXCHANGE AND
   REDEMPTION INFORMATION.................16  INVESTMENT SUB-ADVISER
DIVIDENDS AND DISTRIBUTIONS...............19  Society Asset Management,
TAXES.....................................20  Inc.
TRUSTEES AND OFFICERS.....................21
ADVISORY AND OTHER CONTRACTS..............26  ADMINISTRATOR
ADDITIONAL INFORMATION....................34  Concord Holding Corporation
APPENDIX..................................38
                                              DISTRIBUTOR
INDEPENDENT AUDITORS REPORT                   Victory Broker-Dealer
FINANCIAL STATEMENTS                          Services, Inc.

                                              TRANSFER AGENT
                                              Primary Funds Service
                                              Corporation

                                              CUSTODIAN
                                              Key Trust Company of Ohio,
                                              N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios, which are currently active. This Statement of Additional Information relates to The Victory Government Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.


The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

ILLIQUID INVESTMENTS. Illiquid investments cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.

RESTRICTED SECURITIES. The Fund may sell restricted securities, which generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in Society's judgment, the consideration to be earned from such loans would justify the risk.

It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information.

The Fund may not:

1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

3. Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instrument backed by real estate).

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

7. Lend any portfolio security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or to repurchase agreements.

         The following restrictions are nonfundamental and may be changed without shareholder approval:

1. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Fund may purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

4. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.

5. The Fund currently does not intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

6. The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the fund and that limit their investment by the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.


Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELDS.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

         Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                  ---
                                  cd

The symbols above represent the following factors:

a =   dividends and interest earned during the 30-day period.
b =   expenses accrued for the period (net of any expense reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares and the Class B shares for the 30-day period ended October 31, 1995 was 4.82% and 4.44%, respectively.


DIVIDEND YIELD AND DISTRIBUTION RETURN.

From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =                Dividends of the Class                    + Number of days (accrual period) x 365
                              ------------------------------------------------------
                               Max. Offering Price of the Class (last day of period)


The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.62% and 5.89%, respectively.

TOTAL RETURNS.

The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


                  ( ERV )^1n - 1 = Average Annual Total Return
                   -----
                   ( P )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                  ERV - P = Total Return
                  -------
                     P



In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 2.98% and 7.60%, respectively. For the one year period ended October 31, 1995, average annual total return for Class A shares was 8.93%. The average annual total return and cumulative total return on the Class B shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 were 8.27% and 9.12%, respectively. For the one year period ended October 31, 1995, the average annual total return for Class B shares was 9.58%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 5.01% and 12.98%, respectively. For the one year period ended October 31, 1995, average annual total return for Class A shares at net asset value was 14.40%. For the one year period ended October 31, 1995, the average annual total return at net asset value for Class B shares at net asset value was 13.58%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.


The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parentsubsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.

You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


EXCHANGING SHARES.

Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)

Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B shares" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by the class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).

------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years





Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years



Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.


Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an anual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $874.92         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                733.66          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                318.60          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                389.76          33,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                675.74          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                624.83          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                535.10          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                819.94          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                819.94          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                535.81          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:




                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.


As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly- owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1%   OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to June 5, 1995, Key Trust Company served as investment adviser to the Fund. From June 5, 1995 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the adviser earned investment advisory fees of $1,563,647, $1,548,683, and $___, respectively, after fee reductions of $33,190, $82,207 and $____, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub- Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commissions, available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal year ended October 31, 1993, 1994 and 1995, the Fund paid $421,782, $550,131 and ___, respectively, in brokerage commissions.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of [ ], and $39,483, respectively, after fee reductions of [ ] and $2,829, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.



TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;

(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act.

The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.

 The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose . As required by

Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives Key Advisers, the SubAdviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. [In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $_______, $_______ and $243,249, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus , other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the

Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obigations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.















































THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

 DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+.High credit quality Protection factors are strong.

         AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2. Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                            GOVERNMENT MORTGAGE FUND


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Government Mortgage Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



 TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS. 10 KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES........12
PERFORMANCE..............................12 INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND           Society Asset Management, Inc.
    REDEMPTION INFORMATION.............. 16
DIVIDENDS AND DISTRIBUTIONS..............19 ADMINISTRATOR
TAXES....................................20 Concord Holding Corporation
TRUSTEES AND OFFICERS....................21
ADVISORY AND OTHER CONTRACTS.............26 DISTRIBUTOR
ADDITIONAL INFORMATION...................34 Victory Broker-Dealer Services, Inc.
APPENDIX.................................38
                                            TRANSFER AGENT
INDEPENDENT AUDITORS REPORT                 Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Government Mortgage Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money the market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL


Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS


The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information).


 THE FUND MAY NOT:


1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 331/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

         The following restrictions are not fundamental and may be changed without shareholder approval:


1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.


2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will limit its investments in warrants to no more than 5% of its net assets, and of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange.


4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A , securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.


5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.


7.   Buy state, municipal, or private activity bonds.



STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund, or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.


STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                     Standardized Yield = 2 [(a-b + 1)6 - 1]
                                       cd

The symbols above represent the following factors:

   a =    dividends and interest earned during the 30-day period.

   b =    expenses accrued for the period (net of any expense reimbursements).

   c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

   d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.76% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


       Dividend Yield = Dividends + Number of days (accrual period) x 365
                    Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.


From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 2.22% , respectively.


TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


                   (  ERV  )1n  - 1 = Average Annual Total Return
                     -----
                   (   P     )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                   ERV - P = Total Return

                      P

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from May 18, 1990 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at maximum offering price were 7.88% and 51.30%, respectively. For the one year period ended October 31, 1995 annual total return was 8.11%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from May 18, 1990 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.85% and 58.87%, respectively. For the one and five year periods ended October 31, 1995, and for the fiscal year ended October 31, 1995, average annual total return was 13.55% .

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/ Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, and Treasury bills , as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.

Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.


You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

 REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.


The amount of distributions may vary from time to time depending on market conditions , composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts (however, effective on or about February 29, 1996, the Victory Portfolios will be converted to a Delaware business trust). There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
                                                         President,

Singer Island                                            Cleveland      Advanced
Riviera Beach, FL  33404                                 Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.




                                                                        Estimated Annual       Total           Total Compensation
                                  Pension or Retirement Benefits            Benefits        Compensation          from Victory
                                   Accrued as Portfolio Expenses         Upon Retirement     from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                           -0-              $1,021.27            $46,716 .97
Robert G. Brown, Trustee                        -0-                           -0-               1,126.45              39,815.98
John D. Buckingham, Trustee(2).                 -0-                           -0-                 589.95              18,841.89
Edward P. Campbell, Trustee....                 -0-                           -0-               1,174.17              33,799.68
Harry Gazelle, Trustee.........                 -0-                           -0-                 919.93              35,916.98
John W. Kemper, Trustee(2).....                 -0-                           -0-                 589.95              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                           -0-                 949.17              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                           -0-               1,174.17              40,366.98
H. Patrick Swygert, Trustee....                 -0-                           -0-                 949.17              37,116.98
John R. Young, Trustee(2)......                 -0-                           -0-                 621.95              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the abovenamed Trustees serve on the boards of each fund in the "Fund Complex."

(2)     Resigned

 OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:



                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years

---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers ofthe victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS


INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50      OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term Income Fund (1)
                  Victory Government  Mortgage Fund (1)
                  Victory Financial  Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60      OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1% OF AVERAGE DAILY NET ASSETS Victory Balanced Fund (1) Victory Value Fund (1)
                  Victory  Growth Fund (1)
                  Victory  Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10%  OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.




THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under Additional Information- Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



Prior to January, 1993, Society served as investment adviser to the Fund. From September 26, 1994 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund paid investment advisory fees of $505,509, $800,556 and $702,724 respectively, after fee reductions of $5,458, $30,223 and $15,995 , respectively.


Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.



From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the same securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result tht would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the SubAdviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid $469 and $____ in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 59.14% and 131.63%, respectively.


ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $235,613, and $215,665, respectively, after fee reductions of $13,621 and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021 in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.




TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN .

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries ; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

 FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $60,563.64, $106,719 and $83,080, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus for the Fund, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers and Lybrand, L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.LP.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION



DESCRIPTION OF SHARES.


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December __, 1995.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS


As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund, which are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund .


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.





THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

 DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


          AA+.High credit quality Protection factors are strong.

          AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                                 THE GROWTH FUND


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



                                TABLE OF CONTENTS
INVESTMENT OBJECTIVE AND POLICIES...........2  INVESTMENT ADVISER KeyCorp Mutual Fund Advisers, Inc.
INVESTMENT LIMITATIONS & RESTRICTIONS...... 9
VALUATION OF PORTFOLIO SECURITIES..........12  INVESTMENT SUB-ADVISER
PERFORMANCE................................12  Society Asset Management, Inc.
ADDITIONAL PURCHASE, EXCHANGE AND
  REDEMPTION INFORMATION...................16  ADMINISTRATOR
DIVIDENDS & DISTRIBUTIONS..................17  Concord Holding Company
TAXES......................................18
TRUSTEES & OFFICERS........................19  DISTRIBUTOR
ADVISORY & OTHER CONTRACTS.................24  Victory Broker-Dealer Services, Inc.
ADDITIONAL INFORMATION.....................33
APPENDIX...................................36  TRANSFER AGENT
                                               Primary Funds Service Corporation
INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                           CUSTODIAN
                                               Key Trust Company of Ohio, N.A

                       STATEMENT OF ADDITIONAL INFORMATION



The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. (The Fund retains the risk of loss should the value of the underlying security decline.) The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.


When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.





The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict its futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.


In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser believe that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


PUTS. The Fund may acquire and sell put options on the securities held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.


Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's total return.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

WHEN ISSUED SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION - Miscellaneous" of this Statement of Additional Information).

 THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed delivery and when issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.


6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities.


8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A , securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.


4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.


The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.



                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10 year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30 day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1^6 - 1)]

                                     ---
                                     cd

The symbols above represent the following factors:

                  a   =  dividends and interest earned during the 30-day period.

                  b   =  expenses accrued for the period (net of any expense
                         reimbursements).

                  c  = the average daily number of shares of that class
                       outstanding during the 30-day period that were entitled to receive dividends.

                  d  = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30 day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30 day period occurs at a constant rate for a six month period and is annualized at the end of the six month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30 day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was .66%%.

DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

 Dividend Yield  =  Dividends     +  Number of days (accrual  period) x
 365

                    Max. Offering Price
                    (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.


From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were .86% and
 .91%, respectively.

TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)  1^n - 1 = Average Annual Total Return

                  -----
                   (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                    P
                                      -13-

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 9.28% and 18.50%, respectively. For the one year period ended October 31, 1995 average annual total return was 14.81%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 12.10% and 24.42%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 20.54%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax exempt and other) monthly, based upon each fund's three, five and ten year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage -backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, and Treasury bills , as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.



            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.


RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios . Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

 REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.




                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interests of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware . There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustee"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




Name, Address and Age       Position(s) Held      Principal Occupation
                            With the Victory      During Past 5 Years
                            Portfolios


Leigh  A. Wilson*, 51        Trustee and       From 1989 to present,
 Glenleigh                   President         Chairman and  Chief
International                                  Executive  Officer,
  Ltd.                                         Glenleigh  International
53 Sylvan Road North                           Limited; from 1984 to 1989,

Name, Address and Age       Position(s) Held      Principal Occupation
                            With the Victory      During Past 5 Years
                            Portfolios


Westport, CT  06880                            Chief  Executive Officer,
                                               Paribas North America and
                                               Paribas  Corporation;
                                               President and Trustee, The
                                               Victory Funds  and the
                                               Spears, Benzak, Salomon
                                               and Farrell Funds (the "SBSF
                                               Funds, Inc."), dba Key
                                               Mutual Funds .


-------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                          Position(s) Held
                          With the Victory    Principal Occupation
Name, Address and Age     Portfolios           During Past 5 Years
---------------------     ----------------     -------------------


Robert G. Brown, 72         Trustee         Retired;   from   October  1983  to
5460 N. Ocean Drive                         November 1990, President, Cleveland
Singer Island                               Advanced    Manufacturing   Program
Riviera Beach, FL  33404                    (non-profit  corporation engaged in
                                            regional economic development).


Edward P. Campbell, 46      Trustee         From   March   1994   to   present,
Nordson Corporation                         Executive  Vice President and Chief
28601 Clemens Road                          Operating    Officer   of   Nordson
Westlake, OH  44145                         Corporation     (manufacturer    of
                                            pplication  equipment);   from  May
                                            1988 to March 1994,  Vice President
                                            of Nordson  Corporation;  from 1987
                                            to  December  1994,  member  of the
                                            Supervisory  Committee of Society's
                                            Collective   Investment  Retirement
                                            Fund; from May 1991 to August 1994,
                                            Trustee,  Financial  Reserves  Fund
                                            and from May 1993 to  August  1994,
                                            Trustee,   Ohio   Municipal   Money
                                            Market Fund;  Trustee,  The Victory
                                            Funds and the SBSF Funds, Inc., dba
                                            Key Mutual Funds.



Dr. Harry Gazelle, 68       Trustee         Retired radiologist, Drs.
17822 Lake Road                             Hill and Thomas Corp.;
Lakewood, Ohio  44107                       Trustee, The Victory  Funds.



Stanley I. Landgraf, 70     Trustee         Retired;    currently,     Trustee,
41 Traditional Lane                         Rensselaer Polytechnic Insti- tute;
Loudonville, NY  12211                      Director,  Elenel  Corp-oration and
                                            Mechanical    Technology,     Inc.;
                                            Member, Board of Overseers,  School
                                            of      Management,      Rensselaer
                                            Poly-technic Institute; Member, The
                                            Fifty   Group  (a  Capital   Region
                                            business  organization);   Trustee,
                                            The Victory Funds.

                          Position(s) Held
                          With the Victory    Principal Occupation
Name, Address and Age     Portfolios           During Past 5 Years
---------------------     ----------------     -------------------


Dr. Thomas F. Morrisey, 62  Trustee         1995   Visiting    Scholar,    Bond
Weatherhead School of                       University,  Queensland, Australia;
  Management                                Professor,  Weatherhead  School  of
Case Western Reserve                        Management,  Case  Western  Reserve
  University                                University;   from  1989  to  1995,
10900 Euclid Avenue                         Associate   Dean   of   Weatherhead
Cleveland, OH  44106-7235                   School of Management;  from 1987 to
                                            December   1994,   Member   of  the
                                            Supervisory  Committee of Society's
                                            Collective   Investment  Retirement
                                            Fund; from May 1991 to August 1994,
                                            Trustee,  Financial  Reserves  Fund
                                            and from May 1993 to  August  1994,
                                            Trustee,   Ohio   Municipal   Money
                                            Market Fund;  Trustee,  The Victory
                                            Funds.


Dr. H. Patrick Swygert, 52  Trustee         President,   Howard    University;
 Howard  University                         formerly    President,   State
2400 6th Street, N.W.                       University  of New York at  Albany;
Suite 320                                   formerly, Executive Vice President,
Washington, D.C. 20059                      Temple  University;   Trustee,  The
                                            Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Fund and from the Victory Fund Complex(1) for the 12 month period ended on October 31, 1995. For certain Trustees, these amounts include amounts paid by the Equity Portfolio of The Victory Funds, which merged into the Fund as of June 5, 1995:



                                    Pension or
                                    Retirement           Estimated Annual         Total         Total Compensation
                                     Benefits              Benefits            Compensation         from Victory
                                     Accrued as         Upon Retirement          from Fund             "Fund"
                                 Portfolio Expenses                                                 Complex" (1)
Leigh A. Wilson, Trustee                 -0 -                -0 -                $1,168.23        $46,716.97

Robert G. Brown, Trustee                 -0 -                -0 -                   740.45         39,815.98

John D. Buckingham, Trustee              -0-                 -0-                    226.15         18,841.89

Edward P. Campbell, Trustee              -0-                 -0 -                   987.41         33,799.68

Harry Gazelle, Trustee                   -0-                 -0 -                   843.06         35,916.98

John W. Kemper,   Trustee(2)             -0-                 -0 -                 1,151.74         22,567.31

Stanley I. Landgraf, Trustee             -0 -                -0 -                   842.51         34,615.98

Thomas F. Morrissey, Trustee             -0 -                -0 -                 1,213.17         40,366.98

H. Patrick Swygert, Trustee              -0 -                -0 -                 1,151.74         37,116.98

John R. Young,   Trustee(2)              -0 -                -0 -                   750.08         21,963.81





(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)     Resigned.


The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.


Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                       Manager,          Price
                                                         Waterhouse.



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.


As of January 6, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994.

 KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following Schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1%   OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)


-----------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such Fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such Fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The investment sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:




                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)



Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%

For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money Market Fund and
National Municipal Bond Fund and New    Ohio Municipal Money Market Fund:
York Tax-Free Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios of or on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information--Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From December 3, 1993 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995, Society earned investment advisory fees of $361,755 and $526,613, respectively, after fee reductions of $218,180 and $216,181, respectively.


Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.




From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement (and the Investment Sub-Advisory Agreement), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or Sub-Adviser. Such other fund, investment companies or accounts may also invest in the same securities in which they Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid $59,306 and $______________, respectively, in brokerage commissions.

PORTFOLIO TURNOVER.

The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1994 and 1995, the Fund's portfolio turnover rates were 28.09% and 107.13%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and SubInvestment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.




In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund earned aggregate administration fees of $____, $77,083 and $63,251, respectively, after fee reductions of $____, $9,905 and $____, respectively.

 DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as Distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993, and October 31, 1994, Winsbury earned $______ and $______, respectively, in underwriting commissions, and retained $0 and $15, respectively. For the fiscal year ended October 31, 1995, the Distributor earned $________ in underwriting commissions and retained $________.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the fund accountant earned accounting fees of $0, $36,706 and $49,945, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

 INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


As of February 2, 1996, the Fund believes that Society National Bank of Cleveland was shareholder of record of 97.16% of the outstanding shares of the Fund, but did not hold shares beneficially.

The following table indicates each person known by the Fund to own beneficially 5% or more of the shares of the Fund as of February 2, 1995:

                                                  PERCENT OF TOTAL
                                                   OUTSTANDING
NAME AND ADDRESS           SHARES                 SHARES OF FUND

KeyCorp Cash Balance       2,683,314.92              29.53%
Mutual/Equity Fund
127 Public Square
Cleveland, OH 44114

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Victory Portfolios converted to a Delaware business trust on February 29, 1996. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios . The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.


MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omot certain of the information contained in the Registration Statement filed with the

Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thompson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+. High credit quality  protection factors are strong.


         AA.  Risk is modest but may vary slightly from time to time

         AA-. because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -   Leading market positions in well-established industries.

         -   High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS


Thompson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                       THE INSTITUTIONAL MONEY MARKET FUND
                                 INVESTOR SHARES
                                  SELECT SHARES


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Institutional Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



 TABLE OF CONTENTS

 INVESTMENT OBJECTIVE AND POLICIES......... 2    INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.... 8    KeyCorp  Mutual Fund Advisers,
DETERMINING NET ASSET VALUE................11    Inc.
VALUATION OF PORTFOLIO SECURITIES..........12
PERFORMANCE COMPARISONS....................12    INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND                Society Asset Management, Inc.
  REDEMPTION INFORMATION.................. 14
DIVIDENDS AND DISTRIBUTIONS................15    ADMINISTRATOR
TAXES......................................15    Concord Holding Corporation
TRUSTEES AND OFFICERS......................16
ADVISORY AND OTHER CONTRACTS...............21    DISTRIBUTOR
ADDITIONAL INFORMATION.....................29    Victory          Broker-Dealer
APPENDIX...................................33    Services, Inc.

INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                             TRANSFER AGENT
                                                 Primary      Funds     Service
                                                 Corporation

                                                 CUSTODIAN
                                                 Key  Trust  Company  of  Ohio,
                                                 N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Institutional Money Market Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity . The Fund pursues this objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

[The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.]

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

2. Borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 331/3% of the total assets of the Fund.

4. Act as an underwriter (except as it may be deemed such in a sale of restricted securities).

5. Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

6. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

Fundamental limitation 2 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

         The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND  MAY NOT:

1. Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

2. Pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (2) above.

3. Invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

4. Purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer.

 5. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

 6.     Write or purchase any put or call option.

 7.     Make short sales of securities.

 8. Invest in companies for the purpose of exercising control or management.

9. Invest in the securities of other investment companies except that the Fund may invest in shares of other money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appro-priate for the Fund, provided investment by the Fund is limited to: (a) ten percent (10%) of the Fund's assets; (b) five percent (5%) of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent (3%) of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

10. Participate on a joint, or a joint and several, basis in any trading account in securities. The "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities.


Also, the Fund does not currently intend to:


(1) Purchase commercial paper which is not rated in the single highest category by one NRSRO such as Duff & Phelps, Inc., Fitch Investors Service, Inc.,
Standard & Poor's Corporation, or Moody's Investors Service, Inc., or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

(2) Purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation (2)) entered into to facilitate redemptions exceeds 5% of its total assets.

(3)  Lend more than 5% of its portfolio securities.

 STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


                        VALUATION OF PORTFOLIO SECURITIES

As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

Performance for a class of shares depends upon such variables as:

          o    portfolio quality;

          o    average portfolio maturity;

          o    type of instruments in which the portfolio is invested;

          o    changes in interest rates on money market instruments;

          o changes in Fund (class) expenses; and o the relative amount of Fund (class) cash flow.

From time to time the Fund may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

          o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

          o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

          o    multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield for a class will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the yield for the Investor Shares Class was 5.29%. For the seven-day period ended October 31, 1995, the yield for the Select Shares Class was 5.04%.

EFFECTIVE YIELD

The Fund's effective yield for a class is computed by compounding the unannualized base period return by:

          o    adding 1 to the base period return;
          o    raising the sum to the 365/7th power; and
          o    subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the effective yield for the Investor Shares Class was 5.43%. For the seven-day period ended October 31, 1995, the effective yield for the Select Shares class was 5.17%.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a classes' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the net asset value per share of a class over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance for a class is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the class with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The average annual total returns for the Investor Shares Class for the one and five year periods ended October 31, 1995 and the period since inception were 5.79%, 4.48% and 6.75%, respectively. The Select Shares Class commenced operations on June 5, 1995 and has an operating history of less than one year.

In addition to average annual total returns, the Fund, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns for the Investor Shares Class for the five year period ended October 31, 1995 and the period since inception were 24.51% and 131.03%, respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the net asset value per share for each class at Valuation Time. The net asset value per share for each class may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

 PURCHASING SHARES

Shares of each class are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of a class is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES


The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request . Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."



                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends separately for each class of shares from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years
---------------------           ----------------         --------------------

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the

--------
* Mr. Wilson is deemed to an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years
---------------------           ----------------         --------------------

                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal

                                                         Money    Market  Fund;
                                                         Trustee,  The   Victory
                                                         Funds.


                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years
---------------------           ----------------         --------------------

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $4,397.12         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                3,820.17          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                1,333.87          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                2,204.64          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                3,425.47          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                2,554.32          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                2,927.66          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                4,004.82          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                4,004.82          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                2,223.97          21,963.81





(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above- named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)   Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered      broker/
                                                         dealers.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.


As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term Income Fund (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

          1% OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%


For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%



--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January , 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, the Adviser earned investment advisory fees of [$388,942, $954,467 and $1,131,754], respectively, of which [$18,022, $127,900 and $1,087,613], respectively, was waived.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The SubAdviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub -Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub -Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

[In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.]

[PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.]

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1993, 1994 and 1995, the administrator earned administration fees of [_____, _____ and $134,232, respectively, after fee reductions of _____, _____ and $257,028], respectively.
DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993 and October 31, 1994 and October 31, 1995, [the Distributor received no underwriting commission for underwriting the Fund's shares.]

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION AND SERVICE  PLAN FOR THE SELECT SHARES CLASS.

The Victory Portfolios on behalf of the Fund has adopted a Distribution and Service Plan (the "Plan") for the Select Shares Class pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers , the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key
Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships. The Plan was approved by shareholders of the Fund on _________________.

DISTRIBUTION PLAN FOR THE INVESTOR SHARES CLASS.

The Victory Portfolios on behalf of the Fund has adopted a Distribution Plan (the "Plan") for the Investor Shares Class pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. The Plan was approved by shareholders of the Fund on .

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of _____, _____ and _____, respectively .

 CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the

Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

The Fund offers two classes of shares -- the Investor Shares and the Select Shares. The Select Shares class had adopted a Distribution and Service Plan. The Investor Shares class has adopted a Distribution Plan.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.




                                                                      PERCENT
                                                                      OF TOTAL
                                                                    OUTSTANDING
                                                                       SHARES
CLASS                      NAME & ADDRESS            SHARES            OF FUND

  Select Class       Whitely Manufacturing Inc.  1,564,357.64          43.10%
                     c/o Tim McGee
                     201 W. First St.
                     S. Whitely, IN 46787

  Select Class       Clymer Enterprises, Inc.      284,984.62           7.80%
                     c/o Gary Clymer
                     407 E. Washington
                     Pandora, OH 45877

  Investor Class     KeyCorp 401(k) Plan        79,459,851.04          13.66%
                     127 Public Square
                     Cleveland, OH 44114


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and

(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.











THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

          AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

          AA+.      High credit quality Protection factors are strong.

          AA.       Risk is modest but may vary slightly from time to time


          AA-.      Because of economic conditions.


          A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

          AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

          AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

          A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

          - Leading market positions in well-established industries.

          - High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

          A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

          Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

          F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2.  Good  Credit  Quality.   Issues  assigned  this  rating  have  a
          satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

          F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

          Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

          U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS



                          THE INTERMEDIATE INCOME FUND





                                  March 1, 1996





         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios -
The Intermediate Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Objectives and Policies     1   INVESTMENT ADVISER
Valuation of Portfolio Securities     12   KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase, Exchange

   and Redemption Information         16   INVESTMENT SUB-ADVISER
Management of the Victory Portfolios  20   Society Asset Management, Inc.

Advisory and Other Contracts          29
Additional Information                37   ADMINISTRATOR
Independent Auditor's Report          40   Concord Holding Corporation
Financial Statements                  40
Appendix                              41   DISTRIBUTOR

                                           Victory Broker- Dealer Services, Inc.


                                           TRANSFER AGENT
                                           Primary Funds  Service  Corporation

                                           CUSTODIAN
                                           Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which series are currently active. This Statement of Additional Information relates to the Victory Intermediate Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES


ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS

         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

         FOREIGN INVESTMENTS. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.


The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.


Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.



LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower- rated debt securities may fluctuate more than those of higher- rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower- rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lowerrated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower -rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub- Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and

(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in loans and other direct debt instruments, which are interests in amounts owned by a corporate , governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

RESTRICTED SECURITIES. The Fund can generally sell restricted securities in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.


In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.


The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short- term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.


OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S.

dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:


        1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


         The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


TEMPORARY INVESTMENT. The Fund may also invest temporarily in high quality investments or cash during times of ;unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Funds's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.


SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the SubAdviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 331/3% total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

GOVERNMENT "MORTGAGE- BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.



MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.


The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.




The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -Miscellaneous" of this Statement of Additional Information).


THE FUND MAY NOT:

1. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

2. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;


3. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the company's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries;

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

9. Participate on a joint or joint and several basis in any securities trading account.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A ("Restricted Securities"), or securities offered pursuant to
Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolio from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.



                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED  YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                     Standardized Yield = 2 [(a-b + 1)6 - 1]

                                                         cd

     The symbols above represent the following factors:


     a =   dividends and interest earned during the 30-day period.
     b =   expenses accrued for the period (net of any expense reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

     d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30- day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.12% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield =           Dividends                     + Number of days (accrual period) x 365
                 ---------------------------------------
                 Max. Offering Price (last day of period)


The maximum offering price for shares includes the maximum front -end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.92% and 6.21%, respectively.


TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


                   (  ERV  )1n - 1 = Average Annual Total Return
                     -----
                   (  P    )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                  ERV - P = Total Return

                     P


In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 at maximum offering price were 1.93% and 3.69%, respectively. For the year ended October 31, 1995 the average annual total return was 6.36%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994 , at net asset value, was 4.60% and 8.88%, respectively. For the year ended October 31, 1995, the average annual total return at net asset value was 11.65%.

 OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2 ) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long- term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage- backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills , as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1- 800539-863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.


When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.



            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                         ADDITIONAL PURCHASE INFORMATION


REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.






 EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

 REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions , the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years
---------------------        ------------------------    -------------------

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            Cleveland      Advanced
Riviera Beach, FL  33404                                 Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).
                                                         President,

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987
--------------

         * Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years
---------------------        ------------------------    -------------------





                                                         to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION  OF TRUSTEES  AND CERTAIN EXECUTIVE OFFICERS

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995:




                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $920.59         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                980.48          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                458.81          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                841.67          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                809.59          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                458.91          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                841.67          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                841.67          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                841.67          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                488.98          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years , are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin, 57        Vice President             Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.


As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER

         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly- owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)

---------------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

* As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The

Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.





From December 10, 1993 (commencement of Operations) until December 31, 1995, Society Inc served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $469,249 and $692,143, respectively, after fee reductions of $247,239 and $325,544, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.



From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker- dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $3,047 and $__________, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the period from December 10, 1993 through October 31, 1994, the Fund's portfolio turnover rates were 98.07% and 55.06%, respectively.


ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements , calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $134,787 and $203,344, respectively, after fee reductions of $0 and $194, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN .

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $0, $62,855 and $71,451, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

 The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the

Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware

Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)


         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.     High credit quality Protection factors are strong.

         AA.      Risk is modest but may vary slightly from time to time

         AA-.     because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                          INVESTMENT QUALITY BOND FUND


                                  March 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Investment Quality Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.10  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES.......12
PERFORMANCE.............................12  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND           Society Asset Management, Inc.
   REDEMPTION INFORMATION...............16
DIVIDENDS AND DISTRIBUTIONS.............19  ADMINISTRATOR
TAXES...................................20  Concord Holding Corporation
TRUSTEES AND OFFICERS...................21
ADVISORY AND OTHER CONTRACTS............26  DISTRIBUTOR
ADDITIONAL INFORMATION..................34  Victory Broker-Dealer Services, Inc.
APPENDIX................................38
                                            TRANSFER AGENT
INDEPENDENT AUDITOR'S REPORT                Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Investment Quality Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION  REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S.
securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the SubAdviser will be able to anticipate these potential events or counter their effects.


The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.


LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and

Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.


TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.


"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of its investment objective.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 331/3% of total assets.


GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.


MORTGAGE-RELATED SECURITIES -- IN GENERAL.


Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.

The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940 as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities , the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub -Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other market funds of the Victory Portfolios.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.


Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED  YIELD.


The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


                      Standardized Yield = 2 [(a-b +   1)^6 - 1]
                                               ---
                                               cd


        The symbols above represent the following factors:

    a =  dividends and interest earned during the 30-day period.

    b =  expenses   accrued   for   the   period   (net   of  any   expense
         reimbursements).

    c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

    d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.



The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.30% .

 DIVIDEND YIELD AND DISTRIBUTION RETURN.


From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield  =           Dividends                             +  Number of days (accrual period)   x 365
                  -----------------------------------------------
               Max. Offering Price of the Class (last day of period)



The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 6.12% and 6.43%, respectively.


TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


        (ERV)^1n - 1 = Average Annual Total Return
         ---
        ( P )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

        ERV - P = Total Return
        -------
           P


In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at maximum offering price were 2.55% and 4.89%, respectively. For the one year period ended October 31, 1995 annual total return was 9.23%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at net asset value, was 5.23% and 10.14%, respectively. For the one year period ended October 31, 1995, annual total return was14.63%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average

(4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills , as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.


Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune,
Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.


The amount of distributions may vary from time to time depending on market conditions , the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S.

Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

        The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).


Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $1,033.38         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                1,052.54          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                  504.76          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                  776.01          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                  876.72          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                  644.08          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                  827.74          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                  996.09          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                  996.09          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                  619.72          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:








                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.







The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                                           ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.



From commencement of operations in 1993 until January 1, 1995, Society served as investment adviser to the Fund. For the period December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, the Fund paid investment advisory fees of $436,637 and $546,647, respectively after fee reductions of $240,057 and $238,865, respectively.


Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement , are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment

Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the SubAdviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid $_______ and $4,033, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the period from December 10, 1993 through October 31, 1994, the Fund's portfolio turnover rates were 160.01% and 89.92%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the

Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $126,903, and $157,427, respectively, after fee reductions of $8,436 and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN .

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $0, $62,067 and $________, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the

Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


As of  _________,  1996,  the Fund  believes  that  _______________________  was shareholder of record of _____ % of the outstanding shares of the Fund, but did not hold such shares beneficially. The following shareholder beneficially owned 5% or more of the outstanding shares of the Fund as of ____________ 1996:


                      Number of Shares                   % of Shares of
                        Outstanding                   Class A Outstanding







Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the

Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY.


The Delaware Business Trust Act provides that a Shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware trust instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.


MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+.High credit quality Protection factors are strong.

         AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2. Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                            LIMITED TERM INCOME FUND

                                  March 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Limited Term Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........INVESTMENT   ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS...KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES.........
PERFORMANCE...............................INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND         Society Asset Management, Inc.
    REDEMPTION INFORMATION................
DIVIDENDS AND DISTRIBUTIONS...............ADMINISTRATOR
TAXES.....................................Concord Holding Corporation
TRUSTEES AND OFFICERS.....................
ADVISORY AND OTHER CONTRACTS..............DISTRIBUTOR
ADDITIONAL INFORMATION....................Victory Broker-Dealer  Services,
APPENDIX..................................Inc.

INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                      TRANSFER  AGENT  Primary Funds
                                          Service Corporation

                                          CUSTODIAN Key Trust Company of
                                          Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Limited Term Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.


MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.


GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL


Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund. In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information.

 THE FUND MAY NOT:


1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.


5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.


5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.


7.  Buy state, municipal, or private activity bonds.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                     Standardized Yield = 2 [(a-b + 1)6 - 1]

                                              cd

         The symbols above represent the following factors:

          a   =     dividends and interest earned during the 30-day period.

          b   =     expenses   accrued  for  the  period  (net  of  any  expense
                    reimbursements).

          c   =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

          d   =     the  maximum  offering  price  per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 4.99%.


DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield = Dividends               + Number of days (accrual period) x 365
                 ----------------------
                 Max. Offering Price
                 (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.


From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.52% and 5.63%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 5.52 and 5.63, respectively.


TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


                 (ERV)ln - 1 = Average Annual Total Return

                  ( P )

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                    P


In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period October 20, 1989
(commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 6.42% and 45.62%, respectively. For the one and five year periods ended October 31, 1995 average annual total returns were 6.62% and 6.12%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 6.77% and 48.53%, respectively. For the one and five year periods ended October 31, 1995, average annual total return at net asset value was 8.77% and 6.54%, respectively.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government

Bond   Index,   the   Standard  &  Poor's  500  Index,   the   Shearson   Lehman
Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800- 539-3863.

Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar; CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.


When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


             ADDITIONAL PURCHASE EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obliged to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 EXCHANGING SHARES.



Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


 REDEEMING SHARES.


REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.




                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $1,143.77         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                1,155.92          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                  495.35          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                  922.20          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                  969.26          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                  581.73          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                  960.31          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                1,045.87          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                1,045.87          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                  590.17          21,963.81


(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:




                               POSITION(S) WITH THE    PRINCIPAL OCCUPATION
 NAME, AGE AND ADDRESS         VICTORY  PORTFOLIOS     DURING PAST 5 YEARS
---------------------------    --------------------    -------------------------

Leigh A. Wilson, 51            President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                           Chairman    and    Chief
53 Sylvan Road North                                   Executive       Officer,
Westport, CT  06880                                    Glenleigh  International
                                                       Limited;  from  1984  to
                                                       1989,   Chief  Executive
                                                       Officer,  Paribas  North
                                                       America    and   Paribas
                                                       Corporation;   President
                                                       and   Trustee   to   The
                                                       Victory  Funds  and  the
                                                       SBSF  Funds,  Inc.,  dba
                                                       Key Mutual Funds.

William B. Blundin, 57         Vice President          Senior Vice President of
BISYS Fund Services                                    BISYS   Fund   Services;
125 West 55th Street                                   officer     of     other
New York, New York  10019                              investment     companies
                                                       administered   by  BISYS
                                                       Fund Services; President
                                                       and   Chief    Executive
                                                       Officer     of     Vista
                                                       Broker-Dealer  Services,
                                                       Inc.,    Emerald   Asset
                                                       Management, Inc. and BNY
                                                       Hamilton   Distributors,
                                                       Inc.,         registered
                                                       broker/dealers.

J. David Huber, 49             Vice President          Executive           Vice
 BISYS Fund Services                                   President,   BISYS  Fund
3435 Stelzer Road                                      Services.
Columbus, OH  43219-3035


Scott A.  Englehart,  33       Secretary               From   October  1990  to
BISYS Fund Services                                    present,    BISYS   Fund
3435 Stelzer Road                                      Services   employee   of
Columbus, OH 43219-3035                                BISYS   Fund   Services,
                                                       Inc.;   from   1985   to
                                                       October 1990, Manager of
                                                       Banking  Center,   Fifth
                                                       Third Bank.

George O. Martinez, 36         Assistant Secretary     From   March   1995   to
BISYS Fund Services                                    present,   Senior   Vice
3435 Stelzer Road                                      President  and  Director
Columbus, OH  43219-3035                               of Legal and  Compliance
                                                       Services,   BISYS   Fund
                                                       Services; from June 1989
                                                       to  March   1995,   Vice
                                                       President  and Associate
                                                       General         Counsel,
                                                       Alliance         Capital
                                                       Management.

                               POSITION(S) WITH THE    PRINCIPAL OCCUPATION
 NAME, AGE AND ADDRESS         VICTORY  PORTFOLIOS     DURING PAST 5 YEARS
---------------------------    --------------------    -------------------------

Martin R. Dean,  32            Treasurer               From    May    1994   to
BISYS Fund Services                                    present,   employee   of
3435  Stelzer Road                                     BISYS   Fund   Services;
Columbus, OH 43219-3035                                from   January  1987  to
                                                       April    1994;    Senior
                                                       Manager,    KPMG    Peat
                                                       Marwick.

Adrian J. Waters, 33           Assistant Treasurer     From    May    1993   to
BISYS Fund Services                                    present,   employee   of
 (Ireland) Limited                                     BISYS   Fund   Services;
Floor 2, Block 2                                       from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                     Manager,           Price
                                                       Waterhouse.




The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.

         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

 .25  OF 1% OF AVERAGE DAILY NET ASSETS
         Victory Institutional Money Market Fund(1)

 .35  OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Prime Obligations Fund(1)
        Victory U.S. Government Obligations Fund(1)
        Victory Tax-Free Money Market Fund(1)

 .50  OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Ohio  Municipal Money Market Fund(1)
        Victory Limited Term Income Fund(1)
        Victory Government Mortgage Fund(1)
        Victory Financial Reserves Fund(1)
        Victory Fund for Income(2)

 .55  OF 1% OF  AVERAGE  DAILY NET ASSETS
        Victory National Municipal Bond Fund(1)
        Victory Government Bond Fund(1)
        Victory New York Tax-Free Fund(1)

 .60  OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Ohio Municipal Bond Fund(1)
        Victory Stock Index Fund(1)

 .65  OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Diversified Stock Fund(1)

 .75  OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Intermediate Income Fund(1)
        Victory Investment Quality Bond Fund(1)
        Victory Ohio Regional Stock Fund(1)

1%   OF AVERAGE DAILY NET ASSETS
        Victory Balanced Fund(1)
        Victory Value Fund(1)
        Victory Growth Fund(1)
        Victory Special Value Fund(1)
        Victory Special Growth Fund(3)

1.10% OF AVERAGE DAILY ASSETS
        Victory International Growth Fund(1)

---------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3)   T. Rowe  Price  Associates,  Inc.  serves as  sub-adviser  to the  Victory
      Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.


Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and 1995 the Fund paid investment advisory fees of $336,168, $421,108, and $710,323, respectively, after fee reductions of $4,560, $6,157 and $20,789, respectively.


Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.




From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995 , the Fund paid $938 and $____ in brokerage commissions, respectively.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 97.25% and 41.26%, respectively.

ADMINISTRATOR

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the


Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $100,850, $116,696, and $220,396, respectively, after fee reductions of $1,536, $11,483, and $_____, respectively.

 DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to ______, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $[212,021] in underwriting commissions, and retained $[15] for the fiscal year ended October 31, 1995, the Distributor earned $[0] in underwriting commissions, and retained $[0].

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement , BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $40,297.04, $28,184 and $_______, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

 INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995 , have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


As of January 2, 1996, the Fund believes that _____________________ ________________________ was shareholder of record of _____% of the outstanding
_______ shares of the Fund, but did not hold such shares beneficially. The following shareholder beneficially owned 5% or more of the outstanding _______ shares of the Fund as of _________, 1996:

                                     Number of Shares        % of Shares of
Name & Address                         Outstanding        Class A Outstanding
--------------                       ----------------     -------------------


---------------------------               ------                ------%
---------------------------
---------------------------

---------------------------
---------------------------
---------------------------               ------                ------%



Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


DESCRIPTION OF SECURITY RATINGS.

     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

          AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


          AA+.High credit quality Protection factors are strong.

          AA.Risk is modest but may vary slightly from time to time

          AA-.because of economic conditions.

          A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

          AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

          A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.


          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.


          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


          - Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

          A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

          Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

          F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2.  Good  Credit  Quality.   Issues  assigned  this  rating  have  a
          satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

          F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

          A+.   Obligations   supported  by  the  highest  capacity  for  timely
          repayment.

          A1. Obligations supported by a very strong capacity for timely repayment.

          A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

          Moody's description of its two highest short-term loan/municipal note ratings:

          MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          S&P's  description of its two highest  municipal  note ratings:  SP-1.
          Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2. Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

          Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                        THE NATIONAL MUNICIPAL BOND FUND


                                  MARCH 1, 1996


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The National Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

  Investment Policies and Limitations    1  INVESTMENT ADVISER
  Valuation of Portfolio Securities      7  KeyCorp Mutual Fund Advisers, Inc.
  Additional Purchase and Redemption
   Information                          11
  Management of the Victory Portfolios  16  INVESTMENT SUB -ADVISER
  Advisory and Other Contracts          24  Society Asset Management,   Inc.
Additional Information                  32
Independent Auditor's Report            35  ADMINISTRATOR
Financial Statements                    35  Concord Holding Corporation
Appendix                                36
                                            DISTRIBUTOR
                                            Victory Broker-Dealer Services, Inc.



                                            TRANSFER AGENT

                                            Primary Funds Service Corporation

                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory National Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


 INVESTMENT LIMITATIONS

THE FUND MAY NOT

(1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by nongovernmental entities within the same industry shall be subject to this industry limitation;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities (but this shall not prevent the Fund from purchasing and selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities) or;

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes.

(For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

(ii) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(iii) The Fund may not purchase  securities on margin,  except that the Fund may
obtain  such   short-term   credits  as  are  necessary  for  the  clearance  of
transactions.

(iv) The Fund may not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(v) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days or in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(vi) The Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(vii) The Fund may not hold more than 5% of its total assets in securities that have been downgraded below investment grade.

(viii) The Fund may not invest in "private activity bonds" as defined in the Tax Reform Act of 1986.

(ix) The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

For purposes of non-fundamental limitation (i) and fundamental limitation (4), Key Corp Mutual Fund Advisers, Inc. ("KeyCorp Advisers" or the "Adviser") or Society Asset Management, Inc. ("Society" or the "Sub-Adviser") identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Key Advisers or the Sub-Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.


DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.
 When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

REFUNDING CONTRACTS. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15- 20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Commission guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.


VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the funds to sell them at par value plus accrued interest on short notice.


In many instances bonds and participation interests have tender options or demand features that permit the Fund to tender the bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly, the Fund intends to purchase these instruments based on opinions of bond counsel. The Fund may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities.


Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

LOWER-RATED MUNICIPAL SECURITIES. The Fund does not currently intend to invest in lower-rated municipal securities. However, the Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for New York municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

The Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

FEDERALLY TAXABLE OBLIGATIONS. The Fund does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Fund invest in federally taxable obligations, it would purchase securities which in Key Advisers' or the Sub-Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Fund's standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation ("S&P") in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations the Fund may also consider the comparable ratings of other nationally recognized rating services.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objective and policies.

The Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Fund may be required to sell securities at a loss.


ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.


REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.


RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the judgment of Key Advisers or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.


It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).


TEMPORARY INVESTMENTS

The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

 STATE REGULATIONS

         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Victory Portfolios has represented to the Texas State Securities Board , on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Victory Portfolios has represented to the Texas State Securities Board on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.

 PORTFOLIO TURNOVER

         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

                        VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.

                                   PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.



         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


         Standardized Yield = 2 ((a-b + 1) to the 6th power - 1)

                                       cd


The symbols above represent the following factors:


a =      dividends and interest earned during the 30-day period.


b =      expenses accrued for the period (net of any expense reimbursements).


c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares for the 30-day period ended October 31, 1995 was ____% .



         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class = Dividends of the Class + Number of days (accrual period) x 365
              Max. Offering Price of the Class (last day of period)


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.

         TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


         (ERV) (1n) - 1 = Average Annual Total Return
          (P)


         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


         ERV - P = Total Return

          P


         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown any net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one year period ended October , 1995 annual total return for Class A shares was _____%.

         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1995, annual total return for Class A shares was ___%.



         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


         From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the Class A and Class B shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


         Advertisements   and  sales  literature  may  include   discussions  of
specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV of each class of shares of the Fund is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

         (If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.)

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                         ADDITIONAL PURCHASE INFORMATION

         ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

         The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses included (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         The contingent deferred sales charge is waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Fund is a party; and (iii) shares redeemed in involuntary redemptions.


         In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


         COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the

1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.


         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

                         ADDITIONAL EXCHANGE INFORMATION

         Class A shares of the Fund (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market portfolio may be used to purchase Class B shares of the Fund.)


         Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

                        ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or
(ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code , if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income.

Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


 ADDITIONAL TAX INFORMATION

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Victory Portfolios and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                      MANAGEMENT OF THE VICTORY PORTFOLIOS

BOARD OF TRUSTEES

         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The
Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                POSITION(S) HELD

                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President, Cleveland
Riviera Beach, FL  33404                                 Advanced
                                                         Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.

         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996.

 The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES

         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* during the fiscal period ended October 31, 1995:


                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Robert G.  Brown, Trustee                      -0-                      -0-               $39.89            $39,815.98
Edward P.  Campbell, Trustee                   -0-                      -0-                26.78             33,799.68
Harry Gazelle, Trustee                         -0-                      -0-                37.48             35,916.98
John W.  Kemper,# Trustee                      -0-                      -0-                18.20             22,567.31
Thomas F.  Morrissey, Trustee                  -0-                      -0-                40.09             40,366.98
Stanley I.  Landgraft, Trustee                 -0-                      -0-                38.83             34,615.98
Leigh A.  Wilson, Trustee                      -0-                      -0-                49.44             46,716.97
H.  Patrick Swygert, Trustee                   -0-                      -0-                40.09             37,116.98
John D.  Buckingham,# Trustee                  -0-                      -0-                13.33             18,841.89
John R.  Young,# Trustee                       -0-                      -0-                18.91             21,963.81

#        Resigned


 * For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above -named Trustees are compensated in the Victory "Fund Complex," but not all of the above -named Trustees serve on the boards of each fund in the "Fund Complex."

OFFICERS

The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
                                                         Waterhouse.

Dublin 2, Ireland

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.


         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.




INVESTMENT ADVISER AND SUB-ADVISER

         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft- Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 1995, KeyCorp had an asset base of $67.5 billion, with banking offices in 25 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS Victory Institutional Money Market Fund*

         .35      OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund*
                  Victory U.S.  Government Obligations Fund*
                  Victory Tax-Free Money Market Fund*

         .50 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Money Market Fund* Victory Limited Term Income Fund* Victory Government Mortgage Fund* Victory Financial Reserves Fund* Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS Victory National Municipal Bond Fund* Victory Government Bond Fund* Victory New York Tax-Free Fund*

         .60      OF 1% OF AVERAGE DAILY NET ASSETS  Victory Ohio Municipal Bond
                  Fund*
                  Victory Stock Index Fund*


         .65      OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund*

         .75 OF 1% OF AVERAGE DAILY NET ASSETS Victory Intermediate Income Fund* Victory Investment Quality Bond Fund* Victory Ohio Regional Stock Fund*

         1% OF AVERAGE DAILY NET ASSETS Victory Balanced Fund* Victory Value Fund* Victory Growth Fund* Victory Special Value Fund* Victory Special Growth Fund+

         1.10%    OF AVERAGE DAILY ASSETS
                  Victory International Growth Fund*

# First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

+ T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

* Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:


For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:

                       RATE OF                                  RATE OF

   Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)




Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


* As a percentage of average daily net assets. The Sub- Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.

                          ADVISORY AND OTHER CONTRACTS

         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of fifty-five one-hundredths of one percent (.55%) of the average daily net assets of the Fund.

         Prior to January, 1993, Society National Bank served as investment adviser to the Predecessor Fund and the Fund. From September 26, 1994 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $_________, and $________, respectively, after fee reductions of $______, and $________ respectively.


         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of

KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.


         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT


         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.


         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund . To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

         In the fiscal years ended October 31, 1994 and 1995, the Fund paid $_______, and $_______, respectively, in brokerage commissions.

 BUSINESS MANAGEMENT AGREEMENT

         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolio's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.

         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:

                  NET ASSETS                 RATE OF BUSINESS
                  OF THE FUND                 MANAGEMENT FEE*

         Up to $10,000,000                      0.25%
         Next $15,000,000                       0.15%
         Next $25,000,000                       0.10%
         Above $50,000,000                      0.05%

*        As a percentage of average daily net assets.

ADMINISTRATOR

         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement.

         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the
Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to CHC aggregate administration fees of $_______, and $_______, respectively, after fee reductions of $_____, and $_____, respectively.

DISTRIBUTOR

         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Concord] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.



CLASS B SHARES DISTRIBUTION PLAN

         The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 under the 1940 Act.

         The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSC received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's shares, including, without limitation, payments to salespersons and dealers at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and dealers, which fee shall begin to accrue immediately after the sale of such shares.

         The amount of the distribution fees payable by the Fund under the Distribution Plan is not related directly to specific expenses incurred by the Distributor, and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

         The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

         The Class B Distribution Plan has been approved by the Trustees including a majority of the Independent Trustees at a meeting called for that purpose and by the holders of a majority of Class B shares of the Fund. The Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

SHAREHOLDER SERVICING PLAN

         The Victory Portfolios, on behalf of the Class A and Class B shares of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries;
(vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

EXPENSES

         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

FUND ACCOUNTANT

         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994, and October 31, 1995 , the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $_______, and $_______, respectively, for the Fund.

CUSTODIAN

         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub- custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.

TRANSFER AGENT

         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory
Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

AUDITORS

         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The

Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.


         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS

         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.


         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.


         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


         AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA. Bonds which are rated Ba are judged to have speculative elements -their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


          AA+.  High credit quality Protection factors are strong.

          AA.  Risk is modest but may vary slightly from time to time

         AA-.  because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)


         Moody's description of its three highest short-term debt ratings:

         PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         DUFF 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         DUFF 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         DUFF 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         DUFF 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S.  TREASURY OBLIGATIONS

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S.  GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                             NEW YORK TAX-FREE FUND



                                  March 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - New York Tax-Free Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES ........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS..10  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES........12
PERFORMANCE..............................12  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management, Inc.
   REDEMPTION INFORMATION................16
DIVIDEND AND DISTRIBUTIONS...............19  ADMINISTRATOR
TAXES....................................20  Concord Holding Corporation
TRUSTEES AND OFFICERS....................21
ADVISORY AND OTHER CONTRACTS.............26  DISTRIBUTOR
ADDITIONAL INFORMATION...................34  Victory Broker-Dealer Services,
APPENDIX.................................38  Inc.

                                             TRANSFER AGENT
INDEPENDENT AUDITORS REPORT                  Primary Funds Service Corporation
FINANCIAL STATEMENTS

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory New York Tax- Free Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some securities to be illiquid. However, with respect to over- the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the SubAdviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.


In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

2. Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

3. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value, of its total assets at the time when the loan was made. Any borrowings representing more than 5% of the Funds, total assets must be repaid before the Fund may make additional investments.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities , the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

6. Purchase or sell commodities or commodity contracts.

7. Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Victory Portfolios and those officers and directors of the Administrator (as defined below) who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

2. The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than 3 years of continuous operation.

3. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.


4. The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

5. The Fund will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above under the Fund's fundamental investment limitations, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;.

6. The Fund will not purchase or sell oil, gas or other mineral exploration or development programs; or

7. The Fund will not participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by Society or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities; or

8. The Fund will not invest in the securities of other investment companies, except that the Fund may invest in shares of tax-exempt money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single tax-exempt money market fund; and (c) not more than three percent of the net assets of any one acquired tax-exempt money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such tax-exempt money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.


In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.


The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED  YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                   Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                            ---
                                            cd


         The symbols above represent the following factors:


   a =  dividends and interest earned during the 30-day period.
   b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

   d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.




The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares for the 30-day period ended October 31, 1995 was 3.46% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS.


From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =                Dividends of the Class                    +  number of days (accrual period) x 365
                               ---------------------------------------------------
                               Max. Offering Price of the Class (last day of period)

The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 4.87% and 5.11%, respectively. The distribution returns on Class A shares at maximum offering price and net asset value as of October 31, 1995 were 6.13% and 6.43% , respectively.

TOTAL RETURNS.


The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


            ( ERV )^1n - 1 = Average Annual Total Return
             -----
             ( P )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                           ERV - P = Total Return
                           -------
                              P


In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period February 11, 1991 (commencement of operations) to October, 1995 (life of fund) at maximum offering price were 6.54% and 34.89%, respectively. For the one year period ended October 31, 1995 average annual total return for Class A shares was 5.54%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period February 11, 1991 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 7.65% and 41.63%, respectively. For the one year period ended October 31, 1995, average annual total return, at net asset value, for Class A shares was 10.82%.

 OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten- year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills , as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.]

               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The Fund may include municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

NEW YORK STATE


The State's most recently completed fiscal year commenced on April 1, 1994, and ended on March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year.

The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated pursuant to law in July and October and by February 1.

1994-95 FISCAL YEAR STATE FINANCIAL PLAN


The State issued the third quarterly update to the current year State Financial Plan on February 1, 1995. A discussion of the two prior quarterly updates precedes the discussion of the third quarterly update.


PRIOR QUARTERLY CASH-BASIS UPDATES

The State issued the first of the three required quarterly updates to the cash-basis 1994-95 State Financial Plan on July 29, 1994. That update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the State Financial Plan reflecting the enactment of the State's 1994-95 budget, the update reflected no significant changes and did not alter the balanced position of the State's

General Fund in the State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.


The State issued its second quarterly, or mid-year, update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. The update projected a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated. In that update the State revised its forecast of national and State economic activity through the end of calendar year 1995. Although the national economic forecast was basically unchanged from that on which the initial formulation of the State Financial Plan was based, the revised State economic forecast was marginally weaker.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and this receipt shortfall, projected General Fund receipts for the 1994-95 fiscal year were reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections and lower withholding collections due to reduced expectations for wage and salary growth -- particularly securities industry bonuses -- during the balance of the year. Business tax receipts were also reduced modestly, reflecting revised estimates of liability and lower payments from banks and insurance companies; however, these reductions were partially offset by increases in the general business corporation and utility taxes. Estimates in other receipt categories were increased by a total of $113 million. The largest increases were in the sales tax, reflecting collections to date and the revised economic outlook, and estate taxes which were buoyed by unexpectedly large collections during the first six months of the 1994-95 fiscal year. Increases were also made in estimates for the real property gains tax and the real estate transfer tax, based on strong collections to date.

Disbursements through the first six months of the fiscal year fell short of projections by $153 million, owing in part to changes in the timing of payments but also to lower spending trends in certain programs, most notably in payments for social services programs. Projections of 1994-95 General Fund disbursements were reduced by $281 million, with savings in virtually every category of the State Financial Plan. Payments for social services programs were projected to be $140 million lower than projected in the State Financial Plan as initially formulated, reflecting experience through the first six months of the fiscal year and an initiative to increase Federal reimbursement for administrative costs. Although school aid costs increased reflecting revisions to the current and two prior school years based on final audits and revised aid claims, these costs were expected to be offset by recoveries from the Federal government in support of programs for pupils with disabilities. Other reductions reflected lower pension costs, increased health insurance dividends, debt management savings, and slower spending for certain programs and capital projects. Higher spending was projected for a single program -- the Department of Correctional Services -- to accommodate an unanticipated increase in the State's prison population.

THIRD QUARTERLY CASH-BASIS UPDATE

On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. This update reflects changes to receipts and disbursements based on: (1) an updated economic forecast for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first nine months of the fiscal year, (3) an analysis of changing program requirements, and (4) the Governor's proposed plan to close a potential $259 million deficit. The changes are reflected after the mid-year update to the State Financial Plan was restated to conform to certain accounting treatments used by the State Comptroller in reporting actual results, but do not affect the actual closing cash position of the General Fund.

Estimates of General Fund receipts for the current fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from the restatement of the State Financial Plan, noted above). The reductions from the mid-year update are concentrated in (1) the personal income tax where lower withholdings and estimated taxes reflect the cessation of job growth in the last half of 1994, and even more severe reductions in brokerage industry bonuses than expected earlier, and deferrals of capital gains realizations in anticipation of potential Federal tax changes, and (2) the bank tax, where substantial overpayments of 1993 liability have depressed net collections in the current year. Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June -- including payments from reserve funds -- is $1.008 billion (of which $182 million results from the restatement of the State Financial Plan).

The net result of the projected reductions in receipts and disbursement is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget. Major actions to close the deficit include:

         --  $84  million  in  savings  from  freezing   non-essential   capital
             programs;
         -- $59 million in savings from the general State agency hiring and budget freeze and halting the development of additional services for mental hygiene clients in community settings;
         -- $21 million in receipts from excess balances in accounts of the Environmental Facilities Corporation;
         -- $30 million in a repayment from the Urban Development Corporation for advances made by the State in prior years; and
         -- $50 million in savings from canceling the Liberty Scholarships program.

After these actions, the balance in the General Fund at the close of the 1994-95 fiscal year is expected to be $157 million. The required deposit to the Tax Stabilization Reserve Fund is projected to add $23 million to the existing balance of $134 million in that fund.

GAAP-BASIS UPDATES

The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994, based on the first quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In that update, the Division of the Budget projected a General Fund operating deficit of $690 million, primarily reflecting the impact of legislative changes to the 1994-95 Executive Budget, including the use of the 1993-94 surplus to finance 1994- 95 expenditures. For all governmental funds, the summary GAAP-basis Financial Plan showed an excess of expenditures and other financing uses over revenues and other financing sources of $687 million.

On February 1, 1994, the General Fund GAAP-basis Financial Plan for 1994-95 was revised to show a projected deficit of $901 million, with total revenues of $31.613 billion, total expenditures of $32.900 billion, and net other financing sources and uses of $386 million. The increase in the deficit of $211 million from the prior projection is primarily the result of projected revenue shortfalls and the Governor's tax cut recommendation for the 1995 tax year. For all governmental funds, the deficit is now projected at $854 million, $167 million greater than in the prior projection.


CURRENT FISCAL YEAR (1995-96 STATE FINANCIAL PLAN)


On February 1, the Governor presented his 1995-96 Executive Budget to the Legislature, as required by the State Constitution. The Governor's budget is balanced on a cash basis in the General Fund. The Governor may amend his budget up to 30 days after its submission to the Legislature. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth below.

The 1995-96 Executive Budget is the first to be submitted by the Governor, who assumed office on January 1. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund for the first time in over half a century with a proposed cut of 3.4 percent. Proposed spending on State operations is projected to drop even more sharply, by 7.7 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to drop by 0.3 percent from the prior fiscal year, in contrast to the prior decade when annual State-funded spending growth averaged more than 6.0 percent. There are, however, risks and uncertainties concerning whether or not certain tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. For example, there can be no assurance that cuts in social-welfare entitlement programs will not be challenged in court. Further, the Comptroller has indicated his intention to challenge in court the proposed use of certain pension reserves in the Executive Budget.

According to the Executive Budget, in the 1995-96 fiscal year, the State Financial Plan, based on current-law provisions governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of three key factors: (1) the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth ($2.1 billion); (2) the impact of unfunded 1994-95 initiatives, including capital projects such as sports and recreational facilities, an increase in revenue sharing to local governments, further State takeover of local Medicaid costs, more school aid, and increased tuition assistance ($1.1 billion); and (3) the use of one-time solutions to fund recurring spending in the 1994-95 budget ($1.5 billion). Tax cuts proposed to spur economic growth and provide relief for low and middle-income tax payers add $240 million to the projected imbalance or budget gap, bringing the total to approximately $5 billion.

The Executive Budget proposes to close this budget gap for the 1995-96 fiscal year through (1) 1.9 billion from cost containment savings in social-welfare programs, particularly Medicaid cost-containment recommendations ($1.277 billion), Income-Maintenance restructuring recommendations ($340 million), and the consolidation of various child-care programs into a Family Services Block Grant to counties and New York City; (2) $2.5 billion in savings from State agency restructuring that is expected to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison population, and public authorities; (3) $350 million in savings from local assistance reforms, by freezing school aid, revenue sharing and county costs of pre-school special education at current levels, while proposing program legislation to provide relief from certain mandates that increase local spending; and (4) $200 million in revenue measures, primarily a new Quick Draw Lottery game and changes to tax-payment schedules.

The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that if the proposals in the Executive Budget are enacted (particularly the spending cuts described above) the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts proposed in the Executive Budget will be enacted as proposed, or that if enacted, will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one- third by 1988, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.


ECONOMIC OUTLOOK

The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board (FRB) shifted to a policy of monetary tightening by raising interest rates throughout the year. The federal funds rate is currently up 300 basis points from the level of a year ago. As a result, the economy is expected to slow sharply in the next several quarters, as higher interest rates reduce the growth in consumer spending and business investment. The Division of the Budget expects average annual growth in real gross domestic product (GDP) to be 2.8 percent in 1995, following the 4 percent pace estimated for 1994. This is somewhat more conservative than the 3.1 percent growth rate expected by the Blue Chip consensus of leading economic forecasters.

Inflationary pressures have increased due to strong national growth throughout 1994, with a fairly low unemployment rate and high capacity utilization, and economic recoveries in Europe and Japan. However, foreign competition is expected to help to moderate the increase in the inflation rate. With a slowing economy and only a modest acceleration of inflation, wage and personal income growth are expected to be moderate.


The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around 3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.


Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate in the forecast. Slow growth in employment and average wages is expected to restrain wage growth to a modest 3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.


Significant uncertainties exist in the forecasts. Consumer spending could be more robust than anticipated, and recoveries in Europe and Japan may be stronger than expected, leading to continued strong expansion throughout 1995. Interest rates, on the other hand, may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.


RECEIPTS


The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $32.516 billion, a reduction of $747 million from the revised 1994-95 State Financial Plan. Tax receipts are projected at $29.391 billion for the 1995-96 fiscal year, a reduction of $1.071 billion from the prior year.

Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by 3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect, and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

Personal income tax receipts, which show a sharp increase in 1994-95 and a projected decline in 1995-96, do not reflect the actual underlying pattern of tax liability across those fiscal years. In 1994, tax liability is actually estimated to have grown relatively slowly, less than 2.5 percent, with the apparently strong reported increase in 1994-95 collections resulting from the net drawdown of $869 million from the refund reserve, which increased stated 1994-95 cash receipts by that amount. In 1995, before the tax reductions described below, tax liability would actually have been projected to rise about 6 percent, primarily owing to an acceleration in wage growth (largely attributable to changes in the timing of bonus payments), a sharp rise in interest income, and higher reported capital gains.

Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer-savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions, which include a reduction in the top tax rate from 7.875 percent to 7.59375 percent and an increase in the standard deduction ranging from 10 to 14 percent, depending on filing status, as well as the elimination of scheduled changes that would have increased taxes for low- and middle-income taxpayers. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

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Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections from more than 5 percent in 1994-95 to 3.5 percent in the coming year, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected to fall in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994. Underlying liability, which is expected to rise only modestly in 1995, is not expected to increase enough to offset the effect of those tax reductions. Expected growth in other tax receipts in the 1995-96 fiscal year reflects, among other factors, a slight increase in the cost of the 1994 tax cuts, the diversion to the Environmental Protection Fund of a recommended $25 million in receipts from the real estate transfer tax and proposed legislation accelerating remittance of the transfer tax to the State. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power
Authority,   which   together   account  for  over  $200  million  of  projected
miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.


DISBURSEMENTS


Disbursements in the General Fund are projected to total $32.361 billion in 1995-96, a decrease of $1,144 million or 3.4 percent. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year, and capital projects under construction.

In the category of grants to local governments, the 1995-96 Executive Budget recommendations generally preserve support for direct aid, such as school aid, revenue sharing, and public health programs, at 1994-95 levels. Operating aid to public schools is capped at 1995-95 amounts, while reimbursements for transportation and building aid follow current law. Costs for social welfare programs, however, are recommended to be dramatically reduced, reflecting more than $1.5 billion in cost containment actions. Medicaid decreases by $662 million, or 11.3 percent, to $5.215 billion; welfare costs decrease $109 million, or 4.9 percent, to $2.111 billion. State support for children's services is recommended to be converted to a block grant, providing local governments greater flexibility in administering these programs. All other local programs decline, primarily reflecting the elimination of $128 million in operating aid to the New York City Transit Authority, matching the reduction in New York City support of the Authority.

Spending recommended for State operations is projected to decline by $485 million, or 7.7 percent, to the lowest level since the 1985-86 fiscal year. Recommendations in the Executive Budget which would reduce the workforce by approximately 11,400 positions (most of which reduce disbursements in this category), are projected to result in personal service savings of more than $300 million. Additional savings reflect initiatives of the State University of New York and mental health agencies to maximize revenues to offset their costs.

Spending recommended for general State charges is projected to increase $59 million, which reflects the 1995-96 cost associated with returning the New York State and Local Employee Retirement Systems to the aggregate cost actuarial method from the projected unit credit actuarial method, as required by the Comptroller. Costs associated with the proposed early retirement program add another $22 million. Health insurance costs are projected to increase six percent and seven percent, for calendar years 1995 and 1996, respectively. Workers' compensation costs are projected to grow at 3.5 percent. Unemployment insurance costs are expected to double, in anticipation of up to 6,900 layoffs of State employees in the 1995-96 fiscal year.

The Executive Budget proposes to offset part of the increase in pension contributions by using $110 million currently on deposit in the Retirement Systems' reserves for pension supplementation, which, together with the other minor changes in assumptions, is expected to reduce the State's 1995-96 pension contribution to $286 million. The Executive Budget also recommends a similar offset of $120 million to be provided toward pension bills of other participating employers. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement Systems, has indicated that, if the proposals are enacted, he would commence legal proceedings to prevent the proposed use of those reserves, which he considers to be a violation of the State Constitution. The Executive disagrees and considers the use to comply with the State Constitution.


General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to grow steadily, as the State proposes to continue to issue bonds to support approximately 48 percent of its capital projects. Transfers in support of capital projects are projected to increase despite significant proposed cutbacks in spending, owing in part to the loss of non-recurring receipts from sources other than the General Fund.

NON-RECURRING RESOURCES

The Division of the Budget estimates that the 1995-96 Financial Plan includes approximately $650 million in non-recurring resources, approximately 2 percent of the General Fund budget. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 which more than offset the non-recurring resources used in 1995-96.


GENERAL FUND CLOSING FUND BALANCE


The closing fund balance in the General Fund for the 1995-96 fiscal year is projected to be $312 million, reflecting the required deposit of $15 million to the Tax Stabilization Reserve Fund, raising the balance in that fund to $172 million at the close of the 1995-96 fiscal year. The remainder reflects the recommended deposit of $140 million to the Contingency Reserve Fund (CRF) to provide resources to finance potential costs associated with litigation against the State.


SPECIAL REVENUE FUNDS


For 1995-96, the State Financial Plan projects disbursements of $25.825 billion from these funds. This includes $6.696 million from Special Revenue Funds containing State revenues, and $19.129 billion from funds containing Federal grants, primarily for social welfare programs. Disbursements recommended in the Executive Budget from State Special Revenue Funds are projected to increase $724 million or 12.1 percent from 1994-95. This increase reflects significant growth in spending supported by lottery proceeds, State University revenues, and dedicated taxes for transportation purposes. Total disbursements for programs supported by Federal grants which account for approximately three-quarters of all spending in the Special Revenue Funds, are estimated to increase $478 million or 2.6 percent over projected 1994-95. The single largest program is Medicaid, which comprises 60 percent of this Federal aid, and is expected to amount to approximately $11.4 billion both in 1994-95 and 1995-96. Growth in other Federal spending is primarily attributable to the expansion of the school lunch and breakfast programs, increased Federal reimbursement of certain State costs under the Emergency Assistance to Families program, and increased spending for the Women with Infant Children (WIC) program. No significant changes in the type or level of Federal aid are assumed.


CAPITAL PROJECTS FUNDS


Disbursements from the Capital Projects funds in 1995-96 are estimated at $3.901 billion. The estimate is the result of a review required by the Governor and the Budget Director of the necessity and affordability of projects, as well as the impact on current and future revenues and debt service requirements. This review reduced the amount the Division of the Budget estimates would otherwise have been spent on capital projects by $555 million, thereby avoiding an estimated increase of $227 million in General Fund support for capital projects. Significant among the recommended cut-backs resulting from that review are the following:

         -- Freezing mental health community bed development and cancellation of major modernization projects;
         -- Scaling back economic development programs and canceling some stadium projects;
         --  Eliminating the school maintenance program;

         --  Reducing new projects for CUNY and SUNY;
         --  Constraining  the  highway  and  bridge  improvement   program  and
             deferring rail projects; and
         -- Scaling back planned increases for environmental and recreation programs.

Despite the actions described above, capital spending is still expected to increase 10.5 percent over the 1994-95 projection of $3.531 billion, and provides support for:

         --  Highway and bridge contract letting at a $1.100 billion level;
         -- Completion of mental health community beds already committed and major institutional modernization projects;
         --  Expansion and rehabilitation of prisons and youth facilities;
         --  High-priority SUNY and CUNY projects; and
         -- Increased "pay-as-you-go" funding for environmental and recreation programs over 1994-95 levels.

The share of State-funded capital projects expected to be financed on a "pay-as-you-go" basis is 38 percent in 1995-96 (as compared to 36 percent in the 1994-95), and is projected to total $1.1 billion. This is attributable to the full deposit of all authorized taxes into the Dedicated Highway and Bridge Trust Fund, the initial deposit of a portion of the real estate transfer tax into the Environmental Protection Fund, and an increase in the amount transferred from the General Fund.


DEBT SERVICE FUNDS


Disbursements are estimated at $2.498 billion in the 1995-96 fiscal year, an increase of $288 million or 13 percent from 1994 -95. Of this increase, $61 million results from the loss of non- recurring resources available in the prior fiscal year, including savings from refundings of State-supported debt. Debt service would otherwise be projected to grow at 9 percent, reflecting $68 million for the General Debt Service Fund, $70 million for Dedicated Highway and Bridge Fund bonds, $30 million for payments from the Mental Hygiene Services Fund and $62 million for bonds of the Local Government Assistance Corporation
(LGAC).

The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.


CASH FLOW

For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.


The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

GAAP-BASIS FINANCIAL PLAN

In 1995-96, the General Fund GAAP basis Financial Plan shows total revenues of $31.274 billion, total expenditures of $31.576 billion, and net other financing sources and uses of $1.123 billion; the surplus of $821 million reflects the $140 million available in the Contingency Reserve Fund (CRF), as well as the impact of LGAC bonds. New York State's General Fund GAAP basis position for 1995-96 is improved by the ongoing financing program of the Local Government Assistance Corporation
(LGAC). The full amount of the LGAC bond proceeds -- $529 million in 1995-96 -- is treated as a financing source in the GAAP General Fund operating statement.

Absent the impact of LGAC and the CRF, the 1995-96 GAAP-basis Financial Plan would show a surplus of $152 million. For all governmental Funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and financing uses of $494 million.

PRIOR FISCAL  YEAR (1993-94 GAAP- BASIS RESULTS)

On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP- basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects Fund type.

YEAR-END GAAP FINANCIAL POSITION

The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million.


GAAP OPERATING RESULTS

GENERAL FUND


The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of a $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7 percent) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6 percent) over the prior fiscal year, with the largest increase occurring in State aid for social services programs. Other financing sources declined more than 11 percent, with a net increase in operating transfers from other funds more than offset by a decline in proceeds from financing arrangements caused by lower LGAC bond sales.


Personal income and business taxes increased by $847 million and $247 million, respectively, offset by reductions in consumption and use taxes and miscellaneous revenues of $141 million and $318 million, respectively. Personal income and business taxes increased primarily because the economy performed at a higher level. General Fund revenues from consumption and use taxes and fees declined primarily because revenues generated by both motor fuel and highway use taxes were earmarked instead for the Dedicated Highway and Bridge Trust Fund which is reported in the Capital Projects Funds. Miscellaneous revenues declined because certain receipts recorded in the prior year were nonrecurring.

Expenditures for social services programs increased $1.047 billion primarily due to increases in Medicaid and Income Maintenance. A $370 million increase in departmental operations was caused primarily by the settlement of outstanding labor contracts and unfavorable judicial decisions in previously pending litigation.


Operating transfers from other funds increased, primarily reflecting the receipt of $200 million from a prior-year claim settlement associated with the Federal government. In addition, transfers of excess sales tax receipts from the

Local Government Assistance Tax Fund increased by nearly $170 million as a result of higher sales tax receipts in the Debt Service Funds. The increase in operating transfers to other funds was caused by an increase in operating subsidies provided to both the State University of New York and the City University of New York. Proceeds from financing arrangements declined over $340 million, as a result of a decrease in the issuance of LGAC bonds.

SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS


Special Revenue Funds ended with an operating surplus of $149 million for the 1993-94 fiscal year and, as a result, the accumulated fund balance has increased to $837 million. Revenues increased $2.055 billion over the prior fiscal year primarily as a result of an increase in Federal grants to finance increased spending for social services programs, and in petroleum gross receipt taxes. Expenditures increased by $1.568 billion primarily related to social services programs. Other financing uses increased by approximately $500 million, representing increases in Federal reimbursement for Medicaid patient services provided by various State health and mental hygiene facilities.

Debt Service Funds ended with an operating surplus of $23 million for the 1993-94 fiscal year, and as a result, the accumulated fund balance has increased to $1.792 billion. Revenues increased $34 million, primarily as a result of an increase in dedicated taxes partially offset by a decrease in mental hygiene patient fees. Debt service expenditures increased $31 million. Other financing sources representing transfers from other funds increased by $220 million, as a result of an increase in Federal Medicaid reimbursement for mental hygiene patients.

An operating deficit of $35 million was reported in the Capital Projects Funds for the State's 1993-94 fiscal year, and, as a result, the accumulated deficit fund balance has increased to $622 million. Revenues increased by $458 million which was primarily attributable to the shifting of certain tax revenues from the General Fund to the Dedicated Highway and Bridge Trust Fund. Capital Projects Funds expenditures increased by $61 million. Expenditures for highway and bridge construction increased by approximately $223 million, but this increase was offset in large part by a decrease of $160 million relating to reductions in spending for water pollution control, hazardous waste programs and various miscellaneous State aid programs. Net other financing sources and uses decreased $489 million primarily as a result of a reduction in general obligation bond proceeds and a decrease in transfers from the General Fund.


ECONOMIC OUTLOOK

The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that the overall rate of growth of the national economy during calendar year 1994 will be similar to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1994 is projected to be moderate (3.5 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business to reduce costs is expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Growth rates for personal income and wages are projected to increase.

New York's economy is expected to continue to expand during 1994. Industries that export goods and services to the rest of the country and abroad are expected to benefit from growing national and international markets. Both upstate and downstate regions are expected to share in this renewed growth. Employment is expected to grow moderately throughout the year, although the rate of increase is expected to be below the experience of the 1980's due to cutbacks in Federal spending and employment, as well as continued downsizing by large corporations. Both personal income and wages are expected to record moderate gains in 1994. Bonus payments in the banking and financial industries are expected to increase modestly from last year's level.


Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance.

1994-95 STATE FINANCIAL PLAN


The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND


The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.


SPECIAL REVENUE FUNDS


Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise 39 percent of total government funds receipts and disbursements in the 1994-95 fiscal year, about three-quarters of that activity relates to Federally- funded programs.

Projected receipts in this fund type total $24.598 billion, an increase of $1.777 billion over the prior year. Total disbursements in this fund type total $24.982 billion, an increase of $2.259 billion over 1993-94 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.048 billion in the 1994-95 fiscal year. Remaining projected spending of $5.934 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.


CAPITAL PROJECTS FUNDS


Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1994-95 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts and 6 percent of total governmental disbursements in the State's 1994-95 fiscal year.

Disbursements from this fund type are projected to increase by $630 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust

Fund is projected to comprise 26 percent of the activity in this fund type -- $982 million in 1994-95-- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $339 million over 1993- 94 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (35 percent), general obligation bond proceeds (10 percent), and current revenues (30 percent). Total receipts in this fund type are projected at $3.233 billion, not including $374 million expected to be available from the proceeds of general obligation bonds.



DEBT SERVICE FUNDS


Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual- obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1994-95 fiscal year. December 7, 1995 Page -22- Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1994-95 fiscal year, total disbursements in this fund type are projected at $2.246 billion, an increase of $314 million or 16.3 percent. The transfer from the General Fund of $1.443 billion is expected to finance 64 percent of these payments.

The remaining payments are expected to be financed by pledged revenues, including $1.702 billion in taxes, $400 million in dedicated fees, and $889 billion in patient revenues. After impoundment for debt service, as required, $3.357 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.696 billion -- is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.301 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of the Local Government Assistance Corporation ("LGAC").

1994-95 BORROWING PLAN

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1994-95 fiscal year. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in COPs during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

LGAC is authorized to provide net proceeds of up to $315 million during the State's 1994-95 fiscal year, to fund payments to local governments.

Borrowings by other public authorities pursuant to lease- purchase and contractual-obligation financings for capital programs of the State are projected to total $2.426 billion, including costs of issuances, reserve funds, and other costs. Included therein are borrowings by (i) the Dormitory Authority of the State of New York for SUNY, the City University of New York ("CUNY"), health facilities, and SUNY dormitories; (ii) MCFFA for mental health facilities; (iii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the Housing Finance Agency for housing programs; and (vi) other borrowings by the Environmental Facilities Corporation and the Energy Research and Development Authority ("ERDA").


NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION

In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to

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local  governments  traditionally  funded  through the State's  annual  seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. The Corporation has issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

1993-94 FISCAL YEAR

The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

Of the $1.140  billion  deposited  in the tax  refund  reserve  account,  $1,026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher- than-expected consumption of tobacco projects following price cuts.

The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highways now and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.


During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CFR") as a way to assist the State in financing the cost of litigation affecting the State. The CFR was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993- 94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR

The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax- induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in january 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

1991-92 FISCAL YEAR

The 1991-92 State fiscal year was marked by a protracted delay in the adoption of a budget, disagreements between the Executive and the Legislature over receipts and disbursements projections, and continuing deterioration in the State economy. Persistent underperformance of the economy led to revenue shortfalls which were the primary cause of a $531- million deficit TRAN borrowing and a $44-million withdrawal from the tax stabilization reserve fund, depleting the balance in that fund. The tax refund reserve account had a balance of $29 million at the end of the 1991-92 fiscal year. The deposit to this account reduced personal income tax collections by $29 million in the 1991-92 fiscal year.

The State Financial Plan was initially formulated on June 10, 1991, more than two months after the beginning of the fiscal year. The State Financial Plan was formulated after disagreement between the Governor and the legislative leaders over spending levels, revenue-raising measures and estimates of the impact of legislative actions, and after the Governor vetoed $937 million in spending measures which the Legislature added to his proposed Executive Budget without providing the necessary revenues.

The Legislature, after consultation with the Governor, subsequently passed appropriation bills adding a net of $676 million in spending during the State's 1991-92 fiscal year. The additional spending was expected to be financed through several actions including tax increases, projected audit revenues, added operating support for tax enforcement efforts, nonrecurring revenues, and administrative actions to reduce spending.

Although the economic forecast upon which the 1991-92 State Financial Plan was based assumed a modest national recovery consistent with the consensus of forecasters at the time and continued but moderating declines in State employment, the expectations were too optimistic. The national economy was much more sluggish than forecasted, and the State economy also fared significantly worse with continued steep employment declines.

Budget projections for the 1991-92 fiscal year were adversely affected by several factors, including shortfalls in receipts from the personal income tax and user taxes and fees, higher- than-expected disbursements for Medicaid and income maintenance, and the inability of the State to complete certain nonrecurring transactions. Despite administrative cost savings from actions taken during the fiscal year of $407 million, the State was required to finance its operations through the deficit TRANs and fund transfer described above.


STATE FINANCIAL PRACTICES:  GAAP BASIS

Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.


The State's financial position on a GAAP basis as of March 31, 1993 included an accumulated deficit in its combined governmental funds of $681 million. Liabilities totaled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities. The combined accumulated deficit included deficits of $2.551 billion in the General Fund and $586 million in the Capital Projects Funds, and accumulated surpluses of $1.768 billion in the Debt Service Funds and $688 million in the Special Revenue Funds. During the 1992-93 fiscal year, the State recorded an operating surplus in the governmental funds of $2.637 billion, including a General Fund operating surplus of $2.065 billion.

As of March 31, 1992, the State's financial position included an accumulated deficit in its combined governmental funds of $3.315 billion; liabilities were reported at $14.166 billion and assets at $10.851 billion. The accumulated governmental funds deficit included a $4.616 billion accumulated General Fund deficit, and a net accumulated surplus of $1.301 billion for all other governmental funds. During the 1991-92 fiscal year, the State recorded an operating surplus in the General Fund of $1.668 billion plus a net surplus of $1.301 billion for all other governmental funds.


GENERAL FUND


In 1992-93, the State recorded a General Fund operating surplus of $2.065 billion with a net increase in assets of $657 million and a net decrease in liabilities of $1.408 billion. The increase in assets was comprised of increases in cash of $430 million, other assets of $404 million and other receivables of $276 million offset by a decrease in taxes receivable of $453 million. The decrease in liabilities was comprised of decreases in payables to local governments of $688 million, tax and revenue anticipation notes payable of $531 million and all other liabilities of 189 million.

The 1991-92 fiscal year General Fund operating surplus of $1.688 billion was primarily attributable to a net decrease in liabilities of $2.159 billion. This was comprised of decreases in payables to local governments of $2.132 billion (primarily reflecting payments by LGAC of school aid) and TRANs payable of $374 million, offset, in part, by increases in accrued liabilities of $283 million and all other liabilities of $64 million. The decrease in liabilities was offset in part by a $491 million decline in assets.

                                ECONOMIC OVERVIEW

The State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.

During the calendar years 1982 and 1983, the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and has generally remained lower until 1991. The total employment growth rate in the State has been below the national average since 1984. Total personal income in the State has risen slightly faster than the national average every year since 1983, with the exception of 1985, 1990 and 1991.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.


To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. No new agencies have been established since 1987. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also established the New York Insurance Exchange which permits insurers and individual investors to combine to compete with Lloyd's of London in the underwriting of large primary and reinsurance risks. The State has also taken advantage of certain changes in Federal bank regulations to establish a free international banking zone in the City.

In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatement from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones as the beginning of the State's 1994-95 fiscal year, there were 19 such zones.

The 1994-95 budget contains a significant investment in efforts to spur economic growth. The budget includes provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax is a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.


To help strengthen the State's economic recovery, the 1994-95 budget also includes more than $200 million in additional funding for economic development programs. Special emphasis is placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget includes increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.


STATE AUTHORITIES


The fiscal stability of the State is related, in part, to the fiscal stability of its public Authorities for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortization of the obligations through the receipt of rental or other contractual payments made by the State. The State has also entered into a payment agreement with the New York Local Government Assistance Corporation. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking by the State to make payments to an Authority, municipality or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies. The State has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by the State. [Moral obligation financing is an arrangement pursuant to which the State provides, by statute, that it will pay such money as may be required to make up any deficiency in a debt service reserve fund established to assure payment of bonds. Lease-purchase financing is an arrangement pursuant to which the State leases from a public benefit corporation or municipality for a term not less than the amortization period of the debt obligations issued by the public benefit corporation or municipality to finance acquisition or, pays rent which is used to pay debt service on the obligations. Contractual-obligation financing is an arrangement pursuant to which the State makes periodic payments to a public benefit corporation under a contract with a term not less than the amortization period of the debt obligations issued by such corporation in connection with such contract.]


Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operation and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years.

Several Authorities have, in the past experienced financial difficulties. Certain Authorities continue to experience financial difficulties, requiring financial assistance from the State.

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




The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the
Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise rates or take other actions.


Over the past several years the State has enacted several taxes --including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded approximately $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately $456 million. These amounts include some receipts resulting from a change in State law to require taxpayers to make estimated payments on their surcharge liabilities. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one- quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or capital (including debt service) expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five- year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992- 96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


CERTIFICATES OF PARTICIPATION

The New York Fund may invest at times in certificates of participation which represent proportionate interests in certain lease or other payments made by the State with respect to equipment or real property of the departments or agencies of the State. Such payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

NEW YORK CITY

On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1), with addresses a projected $2.7 billion budget gap. Most of the gap- closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. The Office of the State Deputy Comptroller for the City of New York
(OSDC) and the State Financial Control Board continue their respective oversight activities.


The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which ended on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.


The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.


Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.


On July 8, 1994 the City submitted to the Control Board a four- year Financial Plan covering fiscal years 1995 through 1998 (the "1995-1998 Financial Plan"). The 1995-98 Financial Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $955 million, $1.547 billion and $2.024 billion for the 1996, 1997 and 1998 fiscal years, respectively.

City gap-closing actions total $705 million in the 1996 fiscal year, $1.072 in the 1997 fiscal year and $1.299 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. Certain of these initiatives may be subject to negotiation with the City's municipal unions.

State actions proposed in the gap-closing program total $200 million, $375 million and $525 million in the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain medicaid costs.

The Federal actions proposed in the gap-closing program are $50 million, $100 million and $200 million in increased Federal assistance in fiscal years 1996 through 1998, respectively.

Various actions proposed in the Financial Plan, including the proposed increase in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1996 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

The City's projected budget gaps for the 1997 and 1998 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1996 budget are not take into account in projecting the budget gaps for the 1997 and 1998 fiscal years.


Although the City has maintained balanced budgets in each of its last thirteen fiscal years, and is projected to achieve balanced operating results for the 1995 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

On August 2, 1994, the City Comptroller issued a report on the City's July Financial Plan. With respect to the 1995 fiscal year, the City Comptroller stated that, after adjusting for the recently announced $250 million increased reserve and $90 million decrease in the projected surplus for the 1994 fiscal year, the total risk could be as much as $768 million to $968 million. Risks which were identified as substantial risks included a possible $263 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale; possible additional expenditures at HHC totaling $60 million; $60 million of possible increased pension contributions resulting from lower than assumed pension fund earnings; assumed improvement in the collection of taxes, fines and fees totaling $50 million; renegotiation of the terms of certain Port Authority leases totaling $75 million; the receipt of the $200 million of increased Federal aid; and $41 million of possible increased expenditures for judgments and claims.

On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The Comptroller also notes that the gaps for the 1996 through 1998 fiscal years will increase significantly as a result of an actuarial audit of the City's pension system, to be completed in the near future. The City Comptroller has previously noted that HHC is projecting an increase in Medicaid reimbursement, which could result in approximately $40 million of additional Medicaid payments by the City to HHC in the 1995 fiscal year.

On July 27, 1994, OSDC issued a report reviewing the July Financial Plan. The report concluded that a potential budget gap of $616 million existed for the 1995 fiscal year, resulting primarily from $150 million of greater than anticipated overtime costs in the uniformed agencies; the minimal possibility of State approval for the tort reform initiative; the potential for $50 million of increased pension costs as a result of lower than assumed pension fund earnings; the possibility of $110 million of additional City assistance to HHC; and uncertainties concerning the receipt of $50 million resulting from the proposed increased collection efforts. The report identified additional risks for the 1995 fiscal year totaling $152 million.

On October 14, 1994, OSDC issued a report on the local economy. The report concluded that the expansion of the City's economy broadened and strengthened in 1994 and is expected to continue. However, the report noted that if national growth slows as some forecasts now indicate, it could dampen prospects for key sectors in the local economy, especially professional services, manufacturing, culture and media. The delayed recovery in the international economies most closely tied to New York, particularly Continental Europe and Japan, may slow the further recovery of the City's professional business services until later in 1995. In addition, the extremely poor second quarter profits in the securities industry have yet to fully reverberate throughout the City's economy. Wall Street has announced job cutbacks and is expected to lower its year-end bonuses, which the report found would slow the growth in wages and person income. This would dampen the near-term outlook and constrain the growth in the City tax revenues, notably the personal income, sale and general corporation tax, in the coming months. Finally, local government will continue to shed jobs and the rate of growth of local government expenditures will abate.


On July 28, 1994, the staff of the Control Board issued a report on the July Financial Plan. In its report the staff concluded that the City faced risks of more than $1 billion in the 1995 fiscal year, as well as an additional risk of greater than $165 million annually from increased pension costs if the State Legislature enacts a pension supplementation bill increasing pension benefits. The staff noted that the amount of risk involved this early in the fiscal year is unprecedented and very worrisome. In addition, the staff indicated that the risks for the 1996 fiscal year exceeded $2 billion and that the risks for each of the 1997 and 1998 fiscal years approximated $3 billion. Risks for the 1995 through 1998 fiscal years included the potential for increased overtime and pension costs and uncertainties concerning the proposed reduction in City expenditures for health care costs, the anticipated revenues from renegotiation of the terms of certain Port Authority leases, savings resulting from the proposed tort reform program to limit damage claims against the City, and increased Federal aid.


The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.


OTHER LOCALITIES


Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.


Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the
"Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.


CERTAIN MUNICIPAL INDEBTEDNESS


Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State other than New York City was approximately $15.7 billion. A small portion (approximately $71.6 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. (For further information on the debt of New York localities, see Table A-8 in Appendix A.) State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.


LITIGATION

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.


Adverse developments in those proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awarded and anticipated unfavorable judgments at $675 million.


RATINGS


As of June 28, 1993, Moody's rated the City's general obligation bonds Baa1 and S&P rated such bonds A-. Such ratings reflect only the views of Moody's and S&P, from which an explanation of the significance of such ratings may be obtained.
There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.

                                  RISK FACTORS

In view of the Fund's policy of concentrating its investments in the obligations of New York State, its municipalities, agencies and instrumentalities (collectively "New York Issuers"), the following information is provided to investors. This represents only a brief summary of the corresponding risks inherent in the Fund and does not purport to be a complete description. It is based on information obtained from official statements relating to securities offerings of the State, from independent municipal credit reports and from other sources. This information is believed to be accurate but has not been independently verified by the Fund. Additional information may be obtained from official statements and prospectuses issued by, and other information reported by the State and its various public bodies and other entities located within the State in connection with the issuance of their respective securities.

As noted in the Fund's Prospectus, as a fundamental policy, at least 65% of the Fund's net assets will ordinarily be invested in New York State, municipal and public authority debt obligations, the interest from which is exempt from Federal income tax, New York State income tax and New York City personal income tax ("New York State Tax Exempt Securities"). Therefore, the Fund is more susceptible to political, economic or regulatory factors and/or events affecting the State and its political subdivisions than would a more diverse portfolio of securities relating to a number of different states. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a diversified portfolio of securities relating to a number of different states.

A national recession commenced in mid-1990. The nation then experienced a period of weak economic growth during 1991 and 1992. In 1993, the nation's economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. The rate of economic expansion accelerated considerably in 1994. National employment and income growth in 1994 were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout most of the year. As a result, expansion of the economy slowed sharply during the first half of 1995 as higher interest rates reduced the growth of consumer spending and business investment.

The economic recession was more severe in State and its recovery started later than in the nation as a whole due in part to the significant downsizing in the banking and financial services industries, defense related industries and other major corporations as well as an overbuilt commercial real estate market. The State recovery, as measured by employment, began near the start of calendar year 1993. During the calendar year 1993, employment began to increase, though sporadically, and the unemployment rate declined. Moderate employment growth continued into the first half of 1994 but then came to a virtual halt in the middle of the year. Employment growth once again picked up in 1995, though as of September, 1995, unemployment in New York State was 6.8%.

New York State's fiscal year begins April 1 of each year. The 1995-1996 budget, adopted over two months later than the April 1, 1995 deadline, attempted to make important changes to the State's fiscal policies. For the first time in 50 years, the State's budget called for a reduction in year to year expenditures. At the same time, the budget attempted to close a $4.8 billion gap identified at the beginning of the budget process by, in part, significantly reducing expenditures on certain services. Through the first six months of the 1995-1996 fiscal year, the State has made no significant revisions to the budget and still projects a balanced budget for the year. However, with the projected slow down of the national and State economies along with the sizes of the additional tax reductions expected to be phased in over the next two years, the State's fiscal outlook remains stressed.

On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-1997 fiscal year and at least $3.9 billion for the State's 1997-1998 fiscal year.

Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would, if enacted, have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

To the extent that the State's municipalities, agencies and authorities require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected and any reduction in such assistance and subsidies by the State could adversely affect the ability of such issuers to meet their debt obligations. Any reduction in the actual or perceived ability of any issuer of New York State Tax-Exempt securities to meet its obligations (including a reduction in the rating of its outstanding securities) would be likely to adversely affect the market value and marketability of its obligations and could adversely affect the values of New York tax-exempt securities as well.

A  substantial  principal  amount  of bonds  issued by  various  municipalities, agencies and authorities are either guaranteed by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligation on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit such municipalities, agencies or authorities to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its municipalities, agencies and authorities. While debt service is normally paid out of revenues generated by projects of such issuers, the State has had to appropriate large amounts of funds in recent years to enable such municipalities, agencies and authorities to meet their financial obligations and in some cases, prevent default. Additional financial assistance is expected to be required in the current and in the future fiscal years since certain municipalities, agencies and authorities continue to experience financial difficulties.

The combination of state and local taxes in the State has been among the highest in the nation for many years. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not relocate within, the State. The current high level of taxes limits the ability of New York State, New York City and other municipalities to impose higher taxes in the event of future difficulties. In addition, constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to meet obligations supported by such taxes. A variety of additional court actions have been brought against the State and certain agencies and municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State. Both the State and the City face potential economic problems which could seriously affect the ability of both the State and the City to meet their respective financial obligations. On July 10, 1995, Standard & Poor's lowered its rating on the City's general obligation bonds to BBB+ from A-. The City faces continuing and recurring problems of economic sluggishness compounded by reductions in State aid. Moreover, large budget gaps projected over the next three years further indicate the City's lack of financial flexibility. Despite Mayor Guilliani's efforts at reform, many industry analysts expected further downgrades by the credit agencies rating in the future.

Beginning in early 1975, the State, the City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to higher interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or failure of certain financial recovery programs could result in defaults or declines in the market values of numerous New York obligations in which the Fund may invest.

Since 1990, Standard & Poor's and Moody's Investor Service, Inc. each lowered its credit rating on New York State's general obligation bonds and certain other obligations issued by New York State. Ratings of New York State's general obligation bonds are among the lowest of all states. As a result, there are special risks inherent in the Fund's concentration of investments in New York tax-exempt securities.

The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement of Additional Information for a description of municipal securities ratings.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.


When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's

Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.


The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based upon the percentage that the assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


EXCHANGING SHARES.

Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)

Class B  shares  of the Fund  may be  exchanged  for  shares  of  other  Victory
 Portfolios that offer Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B Shares " in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.




                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts (however, effective on or about February 29, 1996, the Victory Portfolios will be converted to a Delaware business trust). There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.
------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.





The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and

Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.




                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $162.90         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                141.29          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                 51.65          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                 76.45          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                123.38          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                100.45          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                104.47          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                148.08          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                148.08          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                 88.31          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.


As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

Society National Bank is the lead affiliate bank of KeyCorp.


The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1.00%  OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)
--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%

For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information- Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.




Prior to January 1, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany Asset Management Corporation served as the investment adviser to the Investors Preference New York Tax-Free Fund, the predecessor to the Predecessor Fund. For the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995 the Fund paid investment advisory fees of $_______ and $45,124, respectively, and the investment adviser reimbursed expenses amounting to $_______ and $43,155, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub -Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of business or other clients may be useful to Key Advisers or the Sub- Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid $421,782, $550,131 and $_______, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund's portfolio turnover rates were 18.00% and 18.33%, respectively.


ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub- Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Administrator earned aggregate administration fees of $_______ and $17,374 respectively, after fee reductions of $_____ and $6,702, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act.

The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose . As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives Key Advisers, the SubAdviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement , BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $144,288, $152,663 and $_______, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.


The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


As of _________, 1996, the Fund believes that Society National Bank of Cleveland and Company was shareholder of record of _____% of the outstanding Class A shares of the Fund, but did not hold such shares beneficially. The following shareholder beneficially owned 5% or more of the outstanding Class A shares of the Fund as of__________, 1996:



                      Number of Shares                   % of Shares of
                        Outstanding                   Class A Outstanding







Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios.

The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund .

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

 DESCRIPTION OF SECURITY RATINGS.


         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+.High credit quality Protection factors are strong.

         AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
         Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import

Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                            OHIO MUNICIPAL BOND FUND


                                 MARCH 1, 1996



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Ohio Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.




TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES ..........1     INVESTMENT  ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.... 10    KeyCorp Mutual
VALUATION OF PORTFOLIO SECURITIES...........12    Fund Advisers, Inc.
PERFORMANCE.................................12
ADDITIONAL PURCHASE, EXCHANGE AND                 INVESTMENT SUB-ADVISER
  REDEMPTION INFORMATION................... 16    Society Asset Management,
DIVIDENDS AND DISTRIBUTIONS.................19    Inc.
TAXES.......................................20
TRUSTEES AND OFFICERS.......................21    ADMINISTRATOR
ADVISORY AND OTHER CONTRACTS................26    Concord Holding Corporation
ADDITIONAL INFORMATION......................34
APPENDIX....................................38    DISTRIBUTOR
                                                  Victory Broker-Dealer
INDEPENDENT AUDITORS REPORT                       Services,  Inc.
FINANCIAL STATEMENTS
                                                  TRANSFER AGENT
                                                  Primary Funds Service
                                                  Corporation


                                                  CUSTODIAN
                                                  Key Trust Company of Ohio,
                                                  N.A.

                      STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Ohio Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.


TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

MUNICIPAL SECURITIES PURCHASED BY THE FUND. As stated in the prospectus of the Fund, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of the State of Ohio and its respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes

As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers or the Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.

Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers or the Sub-Adviser.

REFUNDED MUNICIPAL BONDS. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

OHIO TAX-EXEMPT OBLIGATIONS. As used in the Prospectus and this Statement of Additional Information, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. The Fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends and Taxes" in the Prospectus.

The two principal classifications of tax-exempt bonds are general obligation bonds and special obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Special obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

The ratings of NRSROs represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while tax-exempt obligations of the same maturity and interest rate with different ratings may have the same yield.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.

The Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. The Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Special Considerations Regarding Investments in Ohio Tax-Exempt Obligations. As described above, the Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.
 However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.6% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF"), a cash and budgetary management fund. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a November 21, 1995 balance of over $828 million).

The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1995, $778 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding(b) $360 million of obligations previously authorized far local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding or awaiting delivery at December 2, 1995.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cites and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.


GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S.
Government would provide financial support to U.S. Government- sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage- backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.


The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


PUTS. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.

The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Key Advisers' or the Sub- Adviser's opinion, present minimal credit risks.

The Fund may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

NON-DIVERSIFICATION. The Fund is non-diversified, thus, there is no limit on the percentage of assets which can be invested in any single issuer except as indicated below. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund. Any economic, political, or regulatory developments affecting the value of the securities in the Fund will have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers.


The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.


                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information.



THE FUND  MAY NOT:


1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.


5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


8. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities) or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.


5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in other money market funds of the Victory Portfolios.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider whatactions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                       VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns of shares of the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           cd

     The symbols above represent the following factors:

     a =   dividends and interest earned during the 30-day period.
     b =   expenses accrued for the period (net of any expense reimbursements).
     c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. The yield for the 30-day period ended October 31, 1995 was 4.13%.

DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

  Dividend Yield  =      Dividends     +   Number of days (accrual period) x 365
                  ---------------------------------------
                  Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 4.42% and 4.64%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 4.42% and 4.64%, respectively.

TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                    (ERVG)1n - 1 = Average Annual Total Return
                     ----
                     (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 7.29% and 46.83%, respectively. For the one and five year periods ended October 31, 1995 the average annual total return for shares was 9.52% and 7.30%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.25% and 54.17%, respectively. For the one and five year periods ended October 31, 1995, the average annual total return at net asset value was 15.03% and 8.34%, respectively.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/ Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parentsubsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                     TAXES

It is the policy of the Fund to seek to for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency. Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                              Position(s) Held
                              With the Victory   Principal Occupation
Name, Address and Age         Portfolios         During Past 5 Years
---------------------         ----------------   ---------------------


Leigh  A. Wilson*, 51         Trustee and        From 1989 to present, Chairman
Glenleigh International       President          and Chief  Executive  Officer,
Ltd.                                             Glenleigh        International
53 Sylvan Road North                             Limited;  from  1984 to  1989,
Westport, CT  06880                              Chief    Executive    Officer,
                                                 Paribas   North   America  and
                                                 Paribas Corporation; President
                                                 and Trustee, The Victory Funds
                                                 and   the   Spears,    Benzak,
                                                 Salomon and Farrell Funds (the
                                                 "SBSF  Funds,  Inc.")  dba Key
                                                 Mutual Funds.

Robert G. Browns, 72          Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                              November   1990,    President,
Singer Island                                    Cleveland             Advanced
Riviera Beach, FL 33404                          Manufacturing          Program
                                                 (non-profit        corporation
                                                 engaged in  regional  economic
                                                 development).

Edward P. Campbell, 46        Trustee            From  March  1994 to  present,
Nordson Corporation                              Executive  Vice  President and
28601 Clemens Road                               Chief  Operating   Officer  of
Westlake, OH  44145                              Nordson            Corporation
                                                 (manufacturer  of  application
                                                 equipment);  from  May 1988 to
                                                 March 1994,  Vice President of
                                                 Nordson Corporation; from 1987
                                                 to  December  1994,  member of
                                                 the  Supervisory  Committee of
                                                 Society's           Collective
                                                 Investment   Retirement  Fund;
                                                 from May 1991 to August  1994,
                                                 Trustee,   Financial  Reserves
                                                 Fund  and  from  May  1993  to
                                                 August  1994,  Trustee,   Ohio
                                                 Municipal  Money  Market Fund;
                                                 Trustee, The Victory Funds and
                                                 the SBSF Funds,  Inc., dba Key
                                                 Mutual Funds.










-----------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                              Position(s) Held
                              the Victory        Principal Occupation
Name, Address and Age         Portfolios         During Past 5 Years
---------------------         ----------------   --------------------


Dr. Harry Gazelle, 68         Trustee            Retired radiologist, Drs.
17822 Lake Road                                  Hill and  Thomas Corp.;
Lakewood, Ohio  44107                            Trustee, The Victory Funds

Stanley I.  Landgraf,  70     Trustee            Retired;  currently,  Trustee,
41  Traditional  Lane                            Rensselaer         Polytechnic
Loudonville,  NY 12211                           Institute;   Director,  Elenel
                                                 Corporation   and   Mechanical
                                                 Technology,    Inc.;   Member,
                                                 Board of Overseers,  School of
                                                 Management,         Rensselaer
                                                 Polytechnic Institute; Member,
                                                 The  Fifty  Group  (a  Capital
                                                 Region business organization);
                                                 Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62   Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                            University,        Queensland,
   Management                                    Australia;          Professor,
Case Western Reserve                             Weatherhead      School     of
   University                                    Management,    Case    Western
10900 Euclid Avenue                              Reserve University ; from 1989
Cleveland, OH  44106-7235                        to  1995,  Associate  Dean  of
                                                 Weatherhead      School     of
                                                 Management   ;  from  1987  to
                                                 December  1994,  Member of the
                                                 Supervisory    Committee    of
                                                 Society's           Collective
                                                 Investment   Retirement  Fund;
                                                 from May 1991 to August  1994,
                                                 Trustee,   Financial  Reserves
                                                 Fund  and  from  May  1993  to
                                                 August  1994,  Trustee,   Ohio
                                                 Municipal  Money  Market Fund;
                                                 Trustee, The Victory Funds.

Dr. H.Patrick                 Trustee            President,  Howard University;
Swygert,52 Howard                                formerly   President,    State
University                                       University   of  New  York  at
2400 6th Street, N.W.                            Albany;  formerly,   Executive
Suite 320                                        Vice     President,     Temple
Washington, D.C.  20059                          University;    Trustee,    the
                                                 Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION  OF TRUSTEES  AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.




                                                                        Estimated Annual         Total           Total Compensation
                                  Pension or Retirement Benefits            Benefits          Compensation          from Victory
                                   Accrued as Portfolio Expenses         Upon Retirement       from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                           -0-              $  407.85             $46,716.97
Robert G. Brown, Trustee                        -0-                           -0-                 443.98              39,815.98
John D. Buckingham, Trustee(2).                 -0-                           -0-                 223.59              18,841.89
Edward P. Campbell, Trustee....                 -0-                           -0-                 376.72              33,799.68
Harry Gazelle, Trustee.........                 -0-                           -0-                 364.09              35,916.98
John W. Kemper, Trustee(2).....                 -0-                           -0-                 223.59              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                           -0-                 376.72              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                           -0-                 376.72              40,366.98
H. Patrick Swygert, Trustee....                 -0-                           -0-                 376.72              37,116.98
John R. Young, Trustee(2)......                 -0-                           -0-                 236.57              21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned



OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                              POSITION(S) WITH THE     PRINCIPAL OCCUPATION
  NAME, AGE AND ADDRESS       VICTORY PORTFOLIOS       DURING PAST 5 YEARS

------------------------      --------------------     -------------------------


Leigh A. Wilson, 51           President and Trustee    From  1989  to  present,
Glenleigh International Ltd.                           Chairman    and    Chief
53 Sylvan Road North                                   Executive       Officer,
Westport, CT  06880                                    Glenleigh  International
                                                       Limited;  from  1984  to
                                                       1989,   Chief  Executive
                                                       Officer,  Paribas  North
                                                       America    and   Paribas
                                                       Corporation;   President
                                                       and   Trustee   to   The
                                                       Victory  Funds  and  the
                                                       SBSF  Funds,  Inc.,  dba
                                                       Key Mutual Funds.

William B. Blundin,  57       Vice President           Senior Vice President of
BISYS Fund Services                                    BISYS   Fund   Services;
125 West  55th  Street                                 officer     of     other
New York, New York 10019                               investment     companies
                                                       administered   by  BISYS
                                                       Fund Services; President
                                                       and   Chief    Executive
                                                       Officer     of     Vista
                                                       Broker-Dealer  Services,
                                                       Inc.,    Emerald   Asset
                                                       Management, Inc. and BNY
                                                       Hamilton   Distributors,
                                                       Inc.,         registered
                                                       broker/dealers.



J. David Huber, 49            Vice President          Executive           Vice
BISYS Fund Services                                   President,   BISYS  Fund
3435 Stelzer Road                                     Services.
Columbus, OH  43219-3035



Scott A.  Englehart,  33      Secretary               From   October  1990  to
BISYS Fund Services                                   present,   employee   of
3435 Stelzer Road                                     BISYS   Fund   Services,
Columbus, OH 43219-3035                               Inc.;   from   1985   to
                                                      October 1990, Manager of
                                                      Banking  Center,   Fifth
                                                      Third Bank.


George O. Martinez, 36        Assistant Secretary     From   March   1995   to
BISYS Fund Services                                   present,   Senior   Vice
3435 Stelzer Road                                     President  and  Director
Columbus, OH  43219-303                               of Legal and  Compliance
                                                      Services,          BISYS
                                                      Associate        General
                                                      Counsel,        Alliance
                                                      Capital Management.

                              POSITION(S) WITH THE     PRINCIPAL OCCUPATION
  NAME, AGE AND ADDRESS       VICTORY PORTFOLIOS       DURING PAST 5 YEARS

------------------------      --------------------     -------------------------



Martin R. Dean,  32           Treasurer                From    May    1994   to
                                                       present,    BISYS   Fund
                                                       Services   employee   of
                                                       BISYS Fund 3435  Stelzer
                                                       Road   Services;    from
                                                       January      1987     to
                                                       Columbus,  OH 43219-3035
                                                       April    1994;    Senior
                                                       Manager,    KPMG    Peat
                                                       Marwick.




Adrian J. Waters, 33          Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                    present,   employee   of
 (Ireland) Limited                                     BISYS   Fund   Services;
Floor 2, Block 2                                       from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                     Manager,           Price
                                                       Waterhouse.



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.


         .25  OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Money Market Fund (1) Victory Limited Term Income Fund (1) Victory Government Mortgage Fund (1) Victory Financial Reserves Fund
                  (1) Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS Victory National Municipal Bond Fund (1) Victory Government Bond Fund (1) Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Bond Fund (1) Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS Victory Balanced Fund (1) Victory Value Fund (1) Victory Growth Fund (1) Victory Special Value Fund (1) Victory Special Growth Fund (3)

         1.10%  OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)
--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:


For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.




THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years endeding October 31, 1993, 1994 and 1995 the Adviser earned investment advisory fees of $208,387, $163,736 and $183,193, respectively, after fee reductions of $122,469, $173,917 and $163,525 respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub -Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e- 1 of the 1940 Act, which equire that the commission paid to affiliated broker-dalers must be resonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the SubAdviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $_______ and $0, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 124.79% and 52.59%, respectively.


ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $52,097, $39,988, and $86,670, respectively, after fee reductions of $30,095, $44,425 and $10, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $0 in underwriting commissions, and retained $0; for the fiscal year ended October 31, 1995, the Distributor earned $82,336 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

 FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $8,805, $39,520 and $43,204, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 92.46% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY


The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS


As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.















THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX



DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


         AA+.High credit quality Protection factors are strong.

         AA.Risk is modest but may vary slightly from time to time

         AA-.because of economic conditions.

         A+.Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

           A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

           AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

           AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

           A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:


         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

          U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations


         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                             PRIME OBLIGATIONS FUND


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Prime Obligations Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........2  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS...8  KeyCorp Mutual Fund
DETERMINING NET ASSET VALUE..............11  Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES........12
PERFORMANCE COMPARISONS..................12  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management,
  REDEMPTION INFORMATION................ 14  Inc.
DIVIDENDS AND DISTRIBUTIONS..............15
TAXES....................................15  ADMINISTRATOR
TRUSTEES AND OFFICERS....................16  Concord Holding Corporation
ADVISORY AND OTHER CONTRACTS.............21
ADDITIONAL INFORMATION...................29  DISTRIBUTOR
APPENDIX.................................33  Victory Broker-Dealer
                                             Services, Inc.
INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                         TRANSFER AGENT
                                             Primary Funds Service
                                             Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio,
                                             N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Prime Obligations Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The Fund's investment objective is to seek to provide current income consistent with liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality debt instruments.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.



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Pursuant to Rule 2a-7 (the "Rule") under the Investment  Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.



Under the guidelines adopted by the Board and in accordance with the Rule , Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value , calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.


The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.


The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and

                                      - 3 -




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Canadian Time Deposits ("CTDs") which are U.S.  dollar-denominated  certificates of deposit issued by Canadian offices of major Canadian Banks.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.



VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes . A variable rate note is one whose terms provide for the
readjustment   of  its  interest  rate  on  set  dates  and  which,   upon  such
readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the

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Fund  to  have  a  maturity  equal  to  the  period  remaining  until  the  next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


FOREIGN INVESTMENTS. Investments in Eurodollar Certificates of Deposits, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposits, Canadian Commercial Paper and Europaper may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when Key Advisers and the Sub-Adviser believe that the risks associated with such instruments are minimal.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3%

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of the securities of any one  investment  company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of


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the  instrumentality.  No assurance can be given that the U.S.  Government would
provide   financial   support   to  U.S.   Government-sponsored   agencies   and
instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.


MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.


GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


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The estimated  average life of a GNMA  Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



                     INVESTMENT LIMITATIONS AND RESTRICTIONS


The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.


5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 331/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1993 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1990 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Fundamental limitation 5 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.


         The following restrictions are not fundamental and may be changed without shareholder approval:


THE FUND MAY NOT:

1. Purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. Write or purchase put options or purchase call options.

4. Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. Buy state, municipal, or private activity bonds.

7. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the other money market funds of the Victory Portfolios.



STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940

Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective .

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



                        VALUATION OF PORTFOLIO SECURITIES


As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

       o portfolio quality;
       o average portfolio maturity;
       o type of instruments in which the portfolio is invested;
       o changes in interest rates on money market instruments;
       o changes in Fund expenses; and
       o the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

       o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

       o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

       o multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 5.13%.

EFFECTIVE YIELD

The Fund's effective yield is computed by compounding the unannualized base period return by:

       o adding 1 to the base period return;

       o raising the sum to the 365/7th power; and
       o subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 5.26%.





TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one and five year periods ended October 31, 1995 and the period since inception were 5.26%, 4.39% and 5.78%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five year period ended October 31, 1995 and the period since inception were 23.95% and 65.48% respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION



The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. The Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."



EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. CONVERSION TO FEDERAL FUNDS


It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES


The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request . Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."


REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.


Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.]



The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

         It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS
BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:





                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

---------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).

Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.





The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $4,143.70         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                4,747.58          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                2,818.92          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                3,921.95          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                3,832.26          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                2,818.92          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                3,921.95          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                3,921.95          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                3,921.95          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                2,915.30          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:










                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.





The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.


The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.


         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

        1.00% OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:



For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%

For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31,1993, 1994 and 1995, the Adviser earned investment advisory fees of $2,131,049, $2,649,796 and $1,907,736, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.




From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust

Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the SubAdviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.

As of February 21, 1996, the Fund believes that SNBOC and Company, Society National Bank's Private Banking Department, and Key Clearing Corp. were shareholders of record of 9.68%, 17.21% and 39.91%, respectively, of the outstanding shares of the Fund, but did not hold such shares beneficially. ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1993, 1994 and 1995, the Administrator earned aggregate administration fees of $913,307, $1,122,585 and $817,341, respectively, after fee reductions of $1,726, $13,042 and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994 and October 31, 1995, the Distributor received no underwriting commission for underwriting the Fund's shares.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION AND SERVICE PLAN.

The Victory Portfolios on behalf of the Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key

Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub -Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund accountant earned fund accounting fees of $365,323, $454,251 and $260,571, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the

Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.




INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995 , have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the

North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.




























THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA.  Risk is modest but may vary slightly from time to time


         AA-. Because of economic conditions.


         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations


         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS



                               SPECIAL GROWTH FUND





                                  March 1, 1996





This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Special Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.




Investment Objective and Policies   ...............   1     INVESTMENT ADVISER
  Investment Limitations and Restrictions..........  12     Key Corp Mutual Fund Advisers,
Inc.
Valuation of Portfolio Securities..................  14
Additional Purchase, Performance, Exchange                  INVESTMENT SUB-ADVISER
   and Redemption Information....................    18     T. Rowe Price Associates, Inc.
 Dividends and Distributions......................   20
Taxes                      ........................  21     ADMINISTRATOR
  Trustees and Officers    ........................  22     Concord Holding Corporation
 The Advisory and Investment......................
  Sub-Advisory Agreements..........................  30     DISTRIBUTOR
Additional Information     ........................  36     Victory Broker - Dealer Services,
  Inc.
Independent Auditor's Report.......................  39
Financial Statements       ........................  39     TRANSFER AGENT
Appendix ..........................................  40     Primary Funds Service Corporation

                                                            CUSTODIAN
                                                            Key Trust Company of Ohio, N.A.


                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Victory Special Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


ADDITIONAL INFORMATION  REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.



Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.


The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.




LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower- rated debt securities may fluctuate more than those of higher- rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lowerrated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower -rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also,

Key Advisers or the Sub- Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the- counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in loans and other direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.


In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.


The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.


RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.


The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short- term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY  OF OPTIONS  AND  FUTURES  CONTRACTS.  There is no  assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.


OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Victory Portfolios will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee

Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.


SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the SubAdviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes, subject to the Victory Portfolios' investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Victory Portfolios to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee with respect to assets of a fund of the Victory Portfolios invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.


REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.


TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.


"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.


MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.


The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.



                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -MISCELLANEOUS" in this Statement of Additional Information.

THE FUND MAY NOT:

1 Participate in a joint or joint and several basis in any securities trading account.

2 Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3 Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the fund in securities backed by mortgages on real estate or in marketable securities or companies engaged in such activities are not hereby precluded.

4 Issue any senior security (as defined in the Investment Company Act of 1940 (the "1940 Act"), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order;
(b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



5 Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6 Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

7 Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities.

8 With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9 Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The following restrictions are not fundamental and may be changed without shareholder approval:


1. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 2.     The Fund may borrow money only from a bank.

3. The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

7. The Fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


 STATE REGULATIONS.


In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and
(ii) Fund has represented to the Texas State Securities Board that it will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.


GENERAL.


The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.






                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.



                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


                   Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                            -----
                                             cd

The symbols above represent the following factors:


         a =      dividends and interest earned during the 30-day period.

         b = expenses accrued for the period (net of any expense reimbursements).

         c = the average daily number of shares of that class outstanding during the 30 -day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30- day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was - .58% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield =           Dividends   +  Number of days (accrual period) x 365
                 ----------------------------------------------
                          Max. Offering Price (last day of period)


         The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were .13% and
 .13%, respectively.

TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                   (  ERV  )1^n - 1 = Average Annual Total Return
                     -----
                   (   P  )

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it
does                      Intcalculatingetotal                      returns,nthe
currentamaximum.salesachargerofi4.75%e(asnadpercentagesof the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assumeRthat all dividendsuand capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period from December 31, 1993 (commencement of operations) to October 31, 1995 at maximum offering price were 6.82% and 12.66%, respectively. For the one year period ended October 31, 1995, average annual total return was 15.07%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period from December 3, 1993 (commencement of operations) to October 31, 1995 at net asset value, was 9.75% and 18.29%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 20.83%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long- term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage- backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds and Treasury bills as compared to an investment in shares of the Fund) as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey , Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are applicable for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent- subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.



You are not obligated to complete the additional purchases contemplated by a Letter. If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

 EXCHANGING SHARES.


Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


 REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS
BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. (However, effective on or about February 29, 1996, the Victory Portfolios will be converted into a Delaware business trust.) There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                                        Position(s) Held
                                Principal Occupation    With the Victory
  Name, Address and Age         During Past 5 Years     Portfolios

Leigh A. Wilson, 51*            Trustee and           From  1989  to   present,
Glenleigh International, Ltd.   President             Chairman   and    Chief
53 Sylvan Road North                                  Executive  Officer,
Westport, CT  06880                                   Glenleigh International
                                                      Limited; from  1984  to
                                                      1989   Chief    Executive
                                                      Officer,






-------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                                       Position(s) Held
                           Principal Occupation        With the Victory
  Name, Address and Age   During Past 5 Years            Portfolios
-----------------------   ----------------------         ----------

                                                  Paribas   North   America  and
                                                  Paribas Corporation;  Trustee,
                                                  The Victory  Funds and the Key
                                                  Mutual    Funds    (the   "Key
                                                  Funds"),  formerly the Spears,
                                                  Benzak,  Salomon  and  Farrell
                                                  Funds  ("SBSF") dba Key Mutual
                                                  Funds.

Robert G. Brown, 72           Trustee             Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island, Riviera Beach,                     Cleveland  Advanced
Florida  33404                                    Manufacturing   Program
                                                  (non-profit  corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the SBSF Funds, Inc., dba
                                                  Key Mutual Funds.

Dr. Harry Gazelle, 68           Trustee           Retired    radiologist,
17822 Lake Road                                   Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                             Corp.;   Trustee,   The
                                                  Victory Funds.

                             Position(s) Held
                             With the Victory       Principal Occupation
Name, Address and Age        Portfolios             During Past 5 Years

Stanley I. Landgraf, 70      Trustee           Retired;  currently,  Trustee,
41 Traditional Lane                            Rensselaer  Polytechnic
Loudonville, NY  12211                         Institute;   Director,  Elenel
                                               Corporation   and   Mechanical
                                               Technology,    Inc.;   Member,
                                               Board of Overseers,  School of
                                               Management,   Rensselaer
                                               Polytechnic Institute; Member,
                                               The  Fifty  Group  (a  Capital
                                               Region business organization);
                                               Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62     Trustee        1995  Visiting  Scholar,  Bond
Weatherhead School of Management               University,        Queensland,
Case Western Reserve University                Australia;          Professor,
10900 Euclid Avenue                            Weatherhead      School     of
Cleveland, OH  44106-7235                      Management,    Case    Western
                                               Reserve University ; from 1989
                                               to  1995,  Associate  Dean  of
                                               Weatherhead      School     of
                                               Management   ;  from  1987  to
                                               December  1994,  Member of the
                                               Supervisory    Committee    of
                                               Society's           Collective
                                               Investment   Retirement  Fund;
                                               from May 1991 to August  1994,
                                               Trustee,   Financial  Reserves
                                               Fund  and  from  May  1993  to
                                               August  1994,  Trustee,   Ohio
                                               Municipal  Money  Market Fund;
                                               Trustee, The Victory Funds.


Dr. H. Patrick Swygert, 52      Trustee        President,  Howard University;
Howard University                              formerly   President,    State
2400 6th Street, N.W.                          University   of  New  York  at
Suite 320                                      Albany;  formerly,   Executive
Washington, D.C.  20059                        Vice     President,     Temple
                                               University;    Trustee,    the
                                               Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business,

Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION  OF TRUSTEES  AND CERTAIN EXECUTIVE OFFICERS.


Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee and from the Victory "Fund Complex"(1) for the 12 month period ended on October 31, 1995.



                                Pension or Retirement Benefits  Estimated Annual          Total        Total Compensation
                                     Accrued as Portfolio           Benefits           Compensation        from Victory
                                           Expenses              Upon Retirement         from Fund     "Fund Complex" (1)
                                          ----------            ----------------        -----------    ------------------
Leigh A. Wilson, Trustee                     -0-                       -0-                  $417.32          $46,716 .97
Robert G. Brown, Trustee                     -0-                       -0-                   401.99            39,815.98
John D. Buckingham,                          -0-                       -0-                   177.06            18,841.89
Trustee(2).
Edward P. Campbell, Trustee                  -0-                       -0-                   272.35            33,799.68
Harry Gazelle, Trustee                       -0-                       -0-                   341.34            35,916.98
John W. Kemper, Trustee(2)                   -0-                       -0-                   260.65            22,567.31
 Stanley I. Landgraf, Trustee                -0-                       -0-                   307.57            34,615.98
Thomas F. Morrissey, Trustee                 -0-                       -0-                   388.49            40,366.98
H. Patrick Swygert, Trustee                  -0-                       -0-                   388.49            37,116.98
John R. Young, Trustee(2)                    -0-                       -0-                   238.89            21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned






OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------


Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------
George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.


Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.


         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)

              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1%   OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE  DAILY  NET  ASSETS
              Victory   International  Growth  Fund  (1)

---------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment SubAdvisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub - adviser to the Victory Fund for Income, for which it receives .20% of such Fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such Fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Sub-Investment Advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%



For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.




THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "Additional Information - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The

Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.




Prior to January, 1993, Society serves as investment adviser to the Fund. From January , 1993 until December 31, 1995, Society Asset Management served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $152,165 and $143,381, respectively, after fee reductions of $93,307 and $[ ], respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price Associates, Inc. on behalf of the Fund. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreements (and the Investment Sub-Advisory Agreements), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker- dealers be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or T. Rowe Price) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers (or T. Rowe Price) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the SubAdviser, the parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


In the fiscal years ended October 31, 1994 and 1995, the Fund paid $92,278, and $_______, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended April 30, 1995 and the six months ended October 31, 1995, the Fund's portfolio turnover rates were 102.00% and 54.37%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.


CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.


Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $28,373, and $33,202, respectively, after fee reductions of $8,447, and $_____, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and
(ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 , Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $0 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. FUND ACCOUNTANT.


BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly asset charge of $2,917 per tax-free fund, and do not include out-of- pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994, and October 31, 1995, the Fund accountant earned fund accounting fees of $16,783, and $_______, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.


Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by

Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.


The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.





The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:

                                                          Percent of Total
                                                             Outstanding
      Name & Address                          Shares       Shares of Fund

      KeyCorp Cash Balance Mutual      1,940,402.297            40.83%
      Equity Fund
      127 Public Square
      Cleveland, OH 44114


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+. High credit quality Protection factors are strong.

AA. Risk is modest but may vary slightly from time to time


AA-. Because of economic conditions.


A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:


       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.


Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2. Satisfactory capacity to pay principal and interest.


SHORT-TERM DEBT RATINGS.


         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.


DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS.


Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' Acceptances

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.


U.S. Treasury Obligations.


U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS



                              THE STOCK INDEX FUND





                                  March 1, 1996





         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Stock Index Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


INVESTMENT OBJECTIVE AND POLICIES        1   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS  7   KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES        9
PERFORMANCE                             10   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management, Inc.
  REDEMPTION INFORMATION                13
DIVIDENDS AND DISTRIBUTION              15   ADMINISTRATOR
TAXES                                   16   Concord Holding Corporation
TRUSTEES AND OFFICERS                   17
ADVISORY AND OTHER CONTRACTS            22   DISTRIBUTOR
ADDITIONAL INFORMATION                  30   Victory Broker-Dealer Service, Inc.
APPENDIX                                35
                                             TRANSFER AGENT
INDEPENDENT AUDITOR'S REPORT                 Primary Funds Service Corporation
FINANCIAL STATEMENTS

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Stock Index Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION  REGARDING FUND  INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIt. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


PUTS. The Fund may acquire and sell put options on the securities held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.




TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the SubAdviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the deposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.


In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.


In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.


                                      INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:


1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.


6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

        The following restrictions are not fundamental and may be changed without shareholder approval:


1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.


2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A , securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub -Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

7. The Fund will not buy staste, municipal, or private activity bonds.

STATE REGULATIONS.

        In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.


        The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

        The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.



                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

               Standardized Yield = 2 [(a-b +  1)^6 - 1]
                                        ---
                                        cd


        The symbols above represent the following factors:


         a =  dividends and interest earned during the 30-day period.
         b =  expenses   accrued   for   the   period   (net   of  any   expense
              reimbursements).
         c = the average daily number of shares of that class outstanding during the 30 -day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.




The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30- day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 2.40% .


DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield    =                     Dividends                      + Number of days (accrual period) x 365
                    --------------------------------------------------
                         Max. Offering Price (last day of period)





The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value as of October 31, 1995 were 2.01% and 2.11%, respectively.

TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                   (  ERV  )^1n - 1 = Average Annual Total Return
                     -----
                   (   P   )


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                  ERV - P = Total Return
                  -------
                     P

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 11.96% and 24.12%, respectively. For the one year period ended October 31, 1995 average annual total return was 19.72%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 14.85% and 30.32%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 25.72%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long- term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage- backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds and Treasury bills as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.


When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.



            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules are indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                         ADDITIONAL PURCHASE INFORMATION


REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code") if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules.

In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts (however, effective on or about February 29, 1996, the Victory Portfolios will be converted to a Delaware business trust). There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Riviera Beach, FL  33404                                 Cleveland      Advanced
                                                         Manufacturing   Program
                                                         (non-profit corporation
                                                         engaged   in   regional
                                                         economic development).

------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.




The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $759.38           $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                797.69            39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                356.16            18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                689.90            39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                661.40            35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                356.16            22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                689.90           34,615.98

Thomas F. Morrissey, Trustee...                 -0-                     -0-                689.90            40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                689.90            37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                379.85            21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
ITI House                                                from  1989 to May 1993,
Floor 2, Block 2                                         Manager,          Price
Harcourt Center                                          Waterhouse.
Dublin 2, Ireland




The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS


INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.


KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

Society National Bank is the lead affiliate bank of KeyCorp.


The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)
              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1%   OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)
-----------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:



For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%




For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)


Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under Additional Information - Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940

Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.


The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.





Prior to January, 1993, Society served as investment adviser to the Fund. From January , 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and October 31, 1995, the Adviser earned investment advisory fees of $286,360 and $489,171, respectively, after fee reductions of $100,857 and $194,774, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub- advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme

Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.




From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker- dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the SubAdviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal period ended  October 31, 1994,  and the fiscal year ended October
31,  1995,  the  Fund  paid  $12,176  and  $____,  respectively,   in  brokerage
commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the fund's portfolio turnover rates were 11.91% and 1.44%, respectively.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding securities unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury") now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.




In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995 , the Fund earned aggregate administration fees of [$0] and $0, respectively, after fee reductions of [$96,804] and $194,774, respectively.

 DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994, Winsbury earned $[212,021] in underwriting commissions, and retained $15. For the fiscal year ended October 31, 1995, the Distributor earned $[0] in underwriting commissions and retained $[0].

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholding Serviding Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN .

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $0, $15,844 and $22,715, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees , Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.


If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.






                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6,1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachuseetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to a fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of January 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 87.91% of the outstanding shares of the Fund, but did not hold shares beneficially.

The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:

---------------------------------------------------------------------------
                                                     Percent of Total
                                                        Outstanding
Name and Address                      Shares          Shares of Fund
---------------------------------------------------------------------------
Northern Trust                      814,133.10             6.32%
Attn:  Mutual Funds
P.O. Box 92956
Chicago, IL  60675-2956
---------------------------------------------------------------------------
Eaton SPIP Victory Stock Index      883,793.086            6.84%
Eaton Corporation
Eaton Center
Cleveland, OH  44114
---------------------------------------------------------------------------
Aultman Hospital                   1,083,351.957           8.40%
2600 6th Street SW
Canton, OH  44710
===========================================================================




Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.


MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.



The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA. Risk is modest but may vary slightly from time to time

         AA-. because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan

Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                           TAX-FREE MONEY MARKET FUND


                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Tax-Free Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........2   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS....10   KeyCorp Mutual Fund
DETERMINING NET ASSET VALUE................13   Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES..........14
PERFORMANCE COMPARISONS....................14   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND               Society Asset Management,
  REDEMPTION INFORMATION.................. 16   Inc.
DIVIDENDS AND DISTRIBUTIONS................17
TAXES......................................17   ADMINISTRATOR
TRUSTEES AND OFFICERS......................18   Concord Holding
ADVISORY AND OTHER CONTRACTS...............23   Corporation
ADDITIONAL INFORMATION.....................31
APPENDIX...................................35   DISTRIBUTOR
                                                Victory Broker-Dealer
INDEPENDENT AUDITOR'S REPORT                    Services, Inc.
FINANCIAL STATEMENTS
                                                TRANSFER AGENT
                                                Primary Funds Service
                                                Corporation

                                                CUSTODIAN
                                                Key Trust Company of Ohio,
                                                N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Financial Reserves Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The Fund's investment objective is to seek to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality municipal securities.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical ratings organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")


A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule , Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value , calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

MUNICIPAL SECURITIES. As stated in the Prospectus, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"0. Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, provided they have remaining maturities of 397 days or less at the time of purchase.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.

Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers. To the extent that the assets of the Fund are concentrated in Municipal Securities payable from revenues on similar projects, it will be subject to the peculiar risks presented by such projects to a greater extent than each would be if the Fund's assets were not so concentrated.

REFUNDED MUNICIPAL BONDS. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds. As a diversified fund, the Fund will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.


BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

[The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.]



VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub -Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.



"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "whenissued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S.

Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.


The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.


MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.


GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.


PUTS. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Fund has the right to sell specified Municipal Securities within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Municipal Securities. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Municipal Securities, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this

Statement of Additional Information).


THE FUND  MAY NOT:


1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.


5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


8. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.


9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Fundamental limitation 5 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3 limitation.


         The following restrictions are not fundamental and may be changed without shareholder approval:


THE FUND MAY NOT:

1. Purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. Write or sell puts, straddles, spreads or combinations thereof or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities). In addition, the Fund may not purchase call options.

4. Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or under securities offered pursuant to Section 4(2) of, or securities otherwise subject to restriction or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


6. Acquire an over the counter put if, immediately after such acquisition, more than 5% of the value of the Fund's total assets would be subject to over the counter puts from the same institution except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities. In applying the above-described limitation, the Fund will aggregate securities subject to over the counter puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, the Fund may not acquire an over the counter put that, by its terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the value of the Fund's total assets. The Fund may not write or sell puts, straddles, spreads or combinations thereof, except that it may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in conjunction with a sale of such Municipal Securities.

7. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the other money market funds of the Victory Portfolios.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.


The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective .

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



                        VALUATION OF PORTFOLIO SECURITIES


As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory

Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

       o portfolio quality;
       o average portfolio maturity;
       o type of instruments in which the portfolio is invested;
       o changes in interest rates on money market instruments;
       o changes in Fund expenses; and
       o the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

       o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

       o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

       o multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 3.26%.

EFFECTIVE YIELD

The Fund's effective yield is computed by compounding the unannualized base period return by:

       o adding 1 to the base period return;
       o raising the sum to the 365/7th power; and
       o subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 3.31%.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one and five year periods ended October 31, 1995 and the period since inception were 3.42%, 2.97% and 3.80%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five year period ended October 31, 1995 and the period since inception were 15.74% and 30.75%, respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION



The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. A Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. CONVERSION TO FEDERAL FUNDS


It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES


The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request . Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."


[REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.


Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.]


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

         It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years

Leigh A. Wilson*, 51            Trustee and              From  1989 to  present,
Glenleigh International Ltd.    President                Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and    Trustee,     The
                                                         Victory  Funds  and the
                                                         Spears, Benzak, Salomon
                                                         and Farrell  Funds (the
                                                         "SBSF  Funds,   Inc."),
                                                         dba Key Mutual Funds.

Robert G. Brown, 72             Trustee                  Retired;  from  October
5460 N. Ocean Drive                                      1983 to November  1990,
Singer Island                                            President,    Cleveland
Riviera Beach, FL  33404                                 Advanced  Manufacturing
                                                         Program     (non-profit
                                                         corporation  engaged in
                                                         regional       economic
                                                         development).


Edward P. Campbell, 46          Trustee                  From   March   1994  to
Nordson Corporation                                      present, Executive Vice
28601 Clemens Road                                       President   and   Chief
Westlake, OH  44145                                      Operating   Officer  of
                                                         Nordson     Corporation
                                                         (manufacturer        of
                                                         application equipment);
                                                         from  May 1988 to March
                                                         1994, Vice President of
                                                         Nordson    Corporation;
                                                         from  1987 to  December
                                                         1994,   member  of  the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The  Victory  Funds and
                                                         the SBSF  Funds,  Inc.,
                                                         dba Key  Mutual  Funds.

------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory         Principal Occupation
Name, Address and Age           Portfolios               During Past 5 Years


Dr. Harry Gazelle, 68           Trustee                  Retired    radiologist,
17822 Lake Road                                          Drs.  Hill  and  Thomas
Lakewood, Ohio  44107                                    Corp.;   Trustee,   The
                                                         Victory Funds.

Stanley I. Landgraf, 70         Trustee                  Retired;     currently,
41 Traditional Lane                                      Trustee,     Rensselaer
Loudonville, NY  12211                                   Polytechnic  Institute;
                                                         Director,        Elenel
                                                         Corporation         and
                                                         Mechanical  Technology,
                                                         Inc.; Member,  Board of
                                                         Overseers,   School  of
                                                         Management,  Rensselaer
                                                         Polytechnic  Institute;
                                                         Member, The Fifty Group
                                                         (a    Capital    Region
                                                         business organization);
                                                         Trustee,   The  Victory
                                                         Funds.

Dr. Thomas F. Morrissey, 62     Trustee                  1995 Visiting  Scholar,
Weatherhead School of Management                         Bond        University,
Case Western Reserve University                          Queensland,  Australia;
10900 Euclid Avenue                                      Professor,  Weatherhead
Cleveland, OH  44106-7235                                School  of  Management,
                                                         Case  Western   Reserve
                                                         University  ; from 1989
                                                         to 1995, Associate Dean
                                                         of  Weatherhead  School
                                                         of  Management  ;  from
                                                         1987 to December  1994,
                                                         Member      of      the
                                                         Supervisory   Committee
                                                         of Society's Collective
                                                         Investment   Retirement
                                                         Fund;  from May 1991 to
                                                         August  1994,  Trustee,
                                                         Financial Reserves Fund
                                                         and  from  May  1993 to
                                                         August  1994,  Trustee,
                                                         Ohio  Municipal   Money
                                                         Market  Fund;  Trustee,
                                                         The Victory Funds.

Dr. H. Patrick Swygert, 52      Trustee                  President,       Howard
Howard University                                        University;    formerly
2400 6th Street, N.W.                                    President,        State
Suite 320                                                University  of New York
Washington, D.C.  20059                                  at  Albany;   formerly,
                                                         Executive          Vice
                                                         President,       Temple
                                                         University;    Trustee,
                                                         the Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.


The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.


REMUNERATION  OF TRUSTEES  AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).


Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).


The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                                                  Estimated Annual        Total       Total Compensation
                                  Pension or Retirement Benefits      Benefits         Compensation      from Victory
                                   Accrued as Portfolio Expenses   Upon Retirement      from Fund     "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                     -0-               $1,661.60         $46,716.97
Robert G. Brown, Trustee.......                 -0-                     -0-                1,781.03          39,815.98
John D. Buckingham, Trustee(2).                 -0-                     -0-                  853.51          18,841.89
Edward P. Campbell, Trustee....                 -0-                     -0-                1,523.27          39,799.68
Harry Gazelle, Trustee.........                 -0-                     -0-                1,467.67          35,916.98
John W. Kemper, Trustee(2).....                 -0-                     -0-                  853.51          22,567.31
Stanley I. Landgraf, Trustee...                 -0-                     -0-                1,523.57          34,615.98
Thomas F. Morrissey, Trustee...                 -0-                     -0-                1,523.57          40,366.98
H. Patrick Swygert, Trustee....                 -0-                     -0-                1,523.57          37,116.98
John R. Young, Trustee(2)......                 -0-                     -0-                  900.37          21,963.81






(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                               Position(s) with the      Principal   Occupation
Name, Age and Address          Victory Portfolios        During the Past 5 Years
---------------------          ------------------        -----------------------

Leigh A. Wilson, 51            President and Trustee     From  1989 to  present,
Glenleigh International Ltd.                             Chairman    and   Chief
53 Sylvan Road North                                     Executive      Officer,
Westport, CT  06880                                      Glenleigh International
                                                         Limited;  from  1984 to
                                                         1989,  Chief  Executive
                                                         Officer,  Paribas North
                                                         America   and   Paribas
                                                         Corporation;  President
                                                         and   Trustee   to  The
                                                         Victory  Funds and SBSF
                                                         Funds,  Inc.,  dba  Key
                                                         Mutual Funds.

William B. Blundin,  57        Vice President            Senior  Vice  President
BISYS Fund Services                                      of BISYS Fund Services;
125 West  55th  Street                                   officer     of    other
New York, New York 10019                                 investment    companies
                                                         administered  by  BISYS
                                                         Fund Services;President
                                                         and   Chief   Executive
                                                         Officer     of    Vista
                                                         Broker-Dealer
                                                         Management,   Inc.  and
                                                         BNY            Hamilton
                                                         Distributors,     Inc.,
                                                         registered
                                                         broker/dealers.

J. David Huber, 49             Vice President            Executive          Vice
BISYS Fund Services                                      President,  BISYS  Fund
3435 Stelzer Road                                        Services.
Columbus, OH  43219-3035

Scott A.  Englehart,  33       Secretary                 From  October  1990  to
BISYS   Fund Services                                    present,   employee  of
3435 Stelzer Road                                        BISYS  Fund   Services,
Columbus, OH 43219-3035                                  Inc.;   from   1985  to
                                                         October  1990,  Manager
                                                         of   Banking    Center,
                                                         Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary       From   March   1995  to
BISYS Fund Services                                      present,   Senior  Vice
3435 Stelzer Road                                        President  and Director
Columbus, OH  43219-3035                                 of Legal and Compliance
                                                         Services,   BISYS  Fund
                                                         Services;   from   June
                                                         1989  to  March   1995,
                                                         Vice    President   and
                                                         Associate       General
                                                         Counsel,       Alliance
                                                         Capital Management.

Martin R. Dean,  32            Treasurer                 From    May   1994   to
BISYS Fund  Services                                     present,   employee  of
3435  Stelzer  Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035                                  from  January  1987  to
                                                         April   1994;    Senior
                                                         Manager,    KPMG   Peat
                                                         Marwick.

Adrian J. Waters, 33           Assistant Treasurer       From    May   1993   to
BISYS Fund Services                                      present,   employee  of
 (Ireland) Limited                                       BISYS  Fund   Services;
Floor 2, Block 2                                         from  1989 to May 1993,
Harcourt Center,                                         Manager,          Price
Dublin 2, Ireland                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.


The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.


         .25  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Institutional Money Market Fund (1)

         .35  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Prime Obligations Fund (1)
              Victory U.S. Government Obligations Fund (1)
              Victory Tax-Free Money Market Fund (1)

         .50  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Money Market Fund (1)
              Victory Limited Term Income Fund (1)
              Victory Government Mortgage Fund (1)
              Victory Financial Reserves Fund (1)
              Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory National Municipal Bond Fund (1)
              Victory Government Bond Fund (1)
              Victory New York Tax-Free Fund (1)

         .60  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Ohio Municipal Bond Fund (1)

              Victory Stock Index Fund (1)

         .65  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Diversified Stock Fund (1)

         .75  OF 1% OF AVERAGE DAILY NET ASSETS
              Victory Intermediate Income Fund (1)
              Victory Investment Quality Bond Fund (1)
              Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
              Victory Balanced Fund (1)
              Victory Value Fund (1)
              Victory Growth Fund (1)
              Victory Special Value Fund (1)
              Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
              Victory International Growth Fund (1)
--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the SubAdviser are as follows:



For the Victory Balanced Fund,              For the Victory International Growth
Diversified Stock Fund, Growth Fund,        Fund, Ohio Regional Stock Fund and
Stock Index Fund and Value Fund:            Special Value Fund:

                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000      0.65%            Up to $10,000,000       0.90%
Next $15,000,000       0.50%            Next $15,000,000        0.70%
Next $25,000,000       0.40%            Next $25,000,000        0.55%
Above $50,000,000      0.35%            Above $50,000,000       0.45%

For the Victory   Intermediate Income   For the Victory Prime Obligations Fund,
Fund, Investment Quality Bond Fund,     Tax-Free Money Market Fund, U.S.
Limited Term Income Fund, Ohio          Government   Obligations Fund,
Municipal Bond Fund, Government Bond    Financial Reserves Fund,
Fund, Government Mortgage Fund,         Institutional Money
National Municipal Bond Fund and New    Market Fund and Ohio   Municipal Money
York Tax-Free Fund:                     Market Fund:


                       Rate of                                 Rate of
    Net Assets     Sub-Advisory Fee(1)    Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000         0.40%       Up to $10,000,000           0.25%
Next $15,000,000          0.30%       Next $15,000,000            0.20%
Next $25,000,000          0.25%       Next $25,000,000            0.15%
Above $50,000,000         0.20%       Above $50,000,000           0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.



Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the Adviser earned investment advisory fees of $627,366, $707,270,and $ , respectively, after fee reductions of $22,975, $34,905 and $ , respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The SubAdviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub -Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub -Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


[In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions. ]

[PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.]

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.


In the fiscal years ended October 31, 1993, 1994 and 1995, the Administrator earned aggregate administration fees of $268,871, $306,609 and $___________, respectively, after fee reductions of $1,413, $12,066 and $ , respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994 and October 31, 1995, [the Distributor received no underwriting commission for underwriting the Fund's shares.]

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION [AND SERVICE] PLAN.

The Victory Portfolios on behalf of the Fund has adopted a Distribution [and Service] Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. [In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.]

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. [Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.]

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market Funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund accountant earned fund accounting fees of $107,548, $129,044 and $ , respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995 , have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.

[The following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of ______________, 1996:]

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.


The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.


THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY

INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA.  Risk is modest but may vary slightly from time to time


         AA-. Because of economic conditions.


         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the

Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


                                   VALUE FUND


                                  March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios-Value Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

  INVESTMENT OBJECTIVE AND POLICIES        1  INVESTMENT ADVISER
  INVESTMENT LIMITATIONS AND RESTRICTIONS  9  KeyCorp Mutual Fund Advisers, Inc.
 VALUATION OF PORTFOLIO SECURITIES        11
  PERFORMANCE                             12  INVESTMENT SUB-ADVISER
  ADDITIONAL PURCHASE, EXCHANGE AND           Society Asset Management,  Inc.
  REDEMPTION INFORMATION                  15
DIVIDENDS AND DISTRIBUTION                    ADMINISTRATOR
TAXES                                     17  Concord Holding Corporation
TRUSTEES AND OFFICERS                     17
ADVISORY AND OTHER CONTRACTS              18  DISTRIBUTOR
ADDITIONAL INFORMATION                    24  Victory Broker-Dealer Service,
  APPENDIX                                33  Inc.

  INDEPENDENT AUDITOR'S REPORT                TRANSFER AGENT
FINANCIAL STATEMENTS                          Primary Funds Service Corporation


                                              CUSTODIAN
                                              Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Value Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND  INVESTMENTS.

The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.


Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees.


OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements . Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.


FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.


In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.


In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

PUTS. The Fund may acquire and sell put options on the securities held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.

The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information).


THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.


4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.


6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities.


8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.


The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.




The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote .



                        VALUATION OF PORTFOLIO SECURITIES


Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE


From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                           Standardized Yield = 2 [(a-b + 1)6 - 1]
                                                     cd


         The symbols above represent the following factors:


          a  =    dividends and interest earned during the 30-day period.
          b  =    expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
          c  =    the average  daily number of shares of that class  outstanding during  the  30-day  period  that  were  entitled  to  receive dividends.
          d  =    the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30- day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 1.82% .


DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


     Dividend Yield =   Dividends       + Number of days (accrual period) x 365
                        -------------
                        Max. Offering Price
                        (last day of period)


The maximum offering price for shares includes the maximum front -end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 2.22% and 2.33%, respectively.

TOTAL RETURNS.

The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

         (ERV)In - 1 = Average Annual Total Return
          (P)


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


          ERVIn - 1 = Total Return
           P

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 10.13% and 20.26%, respectively. For the one year period ended October 31, 1995 annual total return was 16.42%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 12.97% and 26.28%, respectively. For the one year period ended October 31, 1995, average annual total return was 22.28%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long- term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage- backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any
Fund). Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills , as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax- exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's,

The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.


Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION


The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios . To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.


In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 EXCHANGING SHARES.

Shares of Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

 REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.


In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.


A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts (however, effective on or about February 29, 1996, the Victory Portfolios will be converted to a Delaware business trust). There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                              Position(s) Held
                              With the Victory    Principal Occupation
Name, Age and Address         Portfolios          During Past 5 Years

 Leigh A. Wilson*, 51         Trustee and         From 1989 to present, Chairman
Glenleigh International Ltd.  President           and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds,  Inc."),  dba Key
                                                  Mutual Funds .

Robert G. Brown, 72           Trustee             Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46        Trustee             From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from May, 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the SBSF Funds,  Inc., dba Key
                                                  Mutual Funds.


-------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                              Position(s) Held
                              With the Victory    Principal Occupation
Name, Age and Address         Portfolios          During Past 5 Years


Dr. Harry Gazelle, 68         Trustee             Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70       Trustee             Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62   Trustee             1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
     Management                                   Australia;          Professor,
Case Western Reserve                              Weatherhead      School     of
     University                                   Management,    Case    Western
10900 Euclid Avenue                               Reserve University;  from 1989
Cleveland, OH  44106-7235                         to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.


Dr. H. Patrick Swygert, 52    Trustee             President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C. 20059                            Vice     President,     Temple
Trustee                                           University;    Trustee,    the
                                                  Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995.


                                  Pension or
                                  Retirement   Estimated
                                  Benefits     Annual                      Total
                                  Accrued As   Benefits     Total          Compensation
                                  Portfolio    Upon         Compensation   from Victory
                                  Expenses     Retirement   from Fund      "Fund Complex" (1)
Leigh A. Wilson, Trustee.......     -0-           -0-       $1,842.48      $46,716.97
Robert G. Brown, Trustee.......     -0-           -0-          840.54       39,815.98
John D. Buckingham, Trustee(2).     -0-           -0-        1,581.23       18,841.89
Edward P. Campbell, Trustee....     -0-           -0-        1,522.01       39,799.68
Harry Gazelle, Trustee.........     -0-           -0-          841.91       35,916.98
John W. Kemper, Trustee(2).....     -0-           -0-        1,580.86       22,567.31
Stanley I. Landgraf, Trustee...     -0-           -0-        1,583.17       34,615.98
Thomas F. Morrissey, Trustee...     -0-           -0-        1,383.17       40,366.98
H. Patrick Swygert, Trustee....     -0-           -0-        1,732.57       37,116.98
John R. Young, Trustee(2)......     -0-           -0-          899.81       21,963.81


1 For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

2       Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                               Position(s) with the     Principal Occupation
 Name, Age and Address         Victory Portfolios       During Past 5 Years
 ---------------------         ------------------       -------------------


Leigh A. Wilson, 51            President and Trustee    From  1989 to  present,
Gleinleigh International Ltd.                           Chairman    and   Chief
53 Sylvan Road North                                    Executive      Officer,
Westport, CT 06880                                      Glenleigh International
                                                        Limited;  from  1984 to
                                                        1989,  Chief  Executive
                                                        Officer,  Paribas North
                                                        America   and   Paribas
                                                        Corporation;  President
                                                        and   Trustee   to  The
                                                        Victory  Funds  and the
                                                        SBSF Funds,  Inc.,  dba
                                                        Key Mutual Funds.

William B. Blundin, 57         Vice President           Senior  Vice  President
BISYS Fund Services                                     of BISYS Fund Services;
125 West 55th Street                                    officer     of    other
New York, New York 10019                                investment    companies
                                                        administered  by  BISYS
                                                        Fund          Services;
                                                        President   and   Chief
                                                        Executive   Officer  of
                                                        Vista     Broker-Dealer
                                                        Services, Inc., Emerald
                                                        Asset Management,  Inc.
                                                        and    BNY     Hamilton
                                                        Distributors,     Inc.,
                                                        registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive          Vice
BISYS Fund Services                                     President,  BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH 43219-3035

Scott A. Englehart, 33         Secretary                From  October  1990  to
BISYS Fund Services                                     present,   employee  of
3435 Stelzer Road                                       BISYS  Fund   Services,
Columbus, OH 43219-3035                                 Inc.;   from   1985  to
                                                        October  1990,  Manager
                                                        of   Banking    Center,
                                                        Fifth Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995  to
BISYS Fund Services                                     present,   Senior  Vice
3435 Stelzer Road                                       President  and Director
Columbus, OH 43219-3035                                 of Legal and Compliance
                                                        Services,   BISYS  Fund
                                                        Services;   from   June
                                                        1989  to  March   1995,
                                                        Vice    President   and
                                                        Associate       General
                                                        Counsel,       Alliance
                                                        Capital  Management.  -


                                      24 -

                               Position(s) with the     Principal Occupation
 Name, Age and Address         Victory Portfolios       During Past 5 Years
 ---------------------         ------------------       -------------------

Martin R. Dean,  32            Treasurer                From    May   1994   to
BISYS Fund  Services                                    present,   employee  of
33435 Stelzer Road                                      BISYS  Fund   Services;
Columbus, OH 43219-3035 1994;                           from  January  1987  to
                                                        April   1994;    Senior
                                                        Manager,    KPMG   Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May   1993   to
BISYS Fund Services (Ireland)                           present,   employee  of
Limited                                                 BISYS  Fund   Services;
Floor 2, Block 2                                        from  1989 to May 1993,
Harcourt Center                                         Manager,          Price
Dublin 2, Ireland                                       Waterhouse.



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly- owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund(1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund(1)
                 Victory U.S. Government Obligations Fund(1)
                 Victory Tax-Free Money Market Fund(1)

         .50  1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio  Municipal  Money Market Fund(1)
                 Victory  Limited Term Income  Fund(1)
                 Victory Government Mortgage Fund(1)
                 Victory Financial Reserves Fund(1)
                 Victory Fund for Income (2)

         .55  OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory  National  Municipal Bond Fund(1)
                 Victory  Government Bond Fund(1)
                 Victory New York Tax-Free Fund(1)

         .60  1% OF AVERAGE  DAILY NET ASSETS
                  Victory Ohio  Municipal  Bond Fund(1)
                  Victory Stock Index Fund(1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund(1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory  Intermediate Income Fund(1)
                  Victory  Investment Quality Bond Fund(1)
                  Victory Ohio Regional Stock Fund(1)

         1.00% OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced  Fund(1)
                  Victory Value Fund(1)
                  Victory  Growth Fund(1)
                  Victory  Special Value Fund(1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund(1)

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below following these footnotes.

(2) First Albany Asset Management Corporation serves as sub- adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,        For   the   Victory   International
Diversified   Stock  Fund,   Growth        Growth Fund,  Ohio  Regional  Stock
Fund,  Stock  Index  Fund and Value        Fund and Special Value Fund:
Fund:

                       Rate of                                       Rate of
                     Sub-Advisory                                   Sub-Advisory
   Net Assets           Fee(1)             Net Assets                  Fee(1)


Up to $10,000,000       0.65%              Up to $10,000,000          0.90%
Next $15,000,000        0.50%              Next $15,000,000           0.70%
Next $25,000,000        0.40%              Next $25,000,000           0.55%
Above $50,000,000       0.35%              Above $50,000,000          0.45%

For the Victory Intermediate Income For the Victory Prime Obligations Fund, Fund, Investment Quality Bond Fund, Tax-Free Money Market Fund, U.S. Limited Term Income Fund, Ohio Government Obligations Fund, Financial Municipal Bond Fund, Government Reserves Fund, Institutional Money
Bond  Fund,   Government   Mortgage     Market  Fund  and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund     Market Fund:
and New York Tax-Free Fund: Fund:


                        Rate of                                   Rate of

                      Sub-Advisory                               Sub-Advisory
  Net Assets             Fee(1)         Net Assets                  Fee(1)


Up to $10,000,000        0.40%          Up to $10,000,000           0.25%
Next $15,000,000         0.30%          Next $15,000,000            0.20%
Next $25,000,000         0.25%          Next $25,000,000            0.15%
Above $50,000,000        0.20%          Above $50,000,000           0.125%

-------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.



Prior to January, 1993, Society served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $979,887, and 1,771,834, respectively, after fee reductions of $575,355 and $618,820, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub- advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the

Sub-Adviser including, but not limited to: (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.


PORTFOLIO TRANSACTIONS


Pursuant to the Investment Advisory Agreement (and the Investment Sub-Advisory Agreement), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker- dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory

Portfolios, Key Advisers (and the Sub-Adviser) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub -Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


In the fiscal years ended October 31, 1994 and 1995, the Fund paid $196,716, and $_______, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the fund's portfolio turnover rates were 23.03% and 39.05% respectively.

 ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Investment SubAdvisory Agreement. Prior to June 5, 1995, the Winsbury Company ("Winsbury") now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund .

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $224,695, and $460,617, respectively, after fee reductions of $8,592, and $73,419, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the
Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994 and October 31, 1995, Winsbury earned $______ and $__, respectively, in underwriting commissions, and retained $____ and $__, respectively.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholders Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.


EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.


If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of [$2,917] per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Fund accountant earned fund accounting fees of $0, $96,327, and $124,400, respectively, for the Fund.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

 INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P., as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                                              ADDITIONAL INFORMATION


DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.


The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.


The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth

Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds , of any general assets not belonging to any particular fund which are available for distribution.

As of January 2, 1996, the Fund believes that Society National Bank of Cleveland and Company was shareholder of record of 87.91% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund , which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The following table indicates each person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:

                                                                Percent of Total
                                                                     Outstanding
      Name & Address                    Shares                    Shares of Fund

KeyCorp 401(K) Plan Equity Fund     12,312,980,459                     48.91%
127 Public Square
Cleveland, OH  44114

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

















































THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


          The   nationally    recognized    statistical   rating   organizations
(individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


          Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

          AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

          Description of the three highest long-term debt ratings by Duff:

          AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

          AA+. High credit quality Protection factors are strong.

          AA. Risk is modest but may vary slightly from time to time

          AA-. because of economic conditions.

          A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

          AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


          AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

          A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:


          o Leading market positions in well-established industries.

          o High rates of return on funds employed.

          o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.


         PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

          F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2.  Good  Credit  Quality.   Issues  assigned  this  rating  have  a
          satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

          F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

          IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

          Moody's description of its two highest short-term loan/municipal note ratings:

          MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


          S&P's  description of its two highest  municipal  note ratings:  SP-1.
          Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


          SP-2. Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

          Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

          TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT


          Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' Acceptances


         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. TREASURY OBLIGATIONS

          U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

THE VICTORY PORTFOLIOS



                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                                       on
                                    Form N-1A


PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

     (a)   Financial Statements:

           Included in Part A:

           --     Condensed Financial Information.

           Included in Part B:

           -- For the Institutional Money Market Fund, Government Bond Fund and National Municipal Bond Fund, audited financial reports dated June 5, 1995 are incorporated by reference in Part B and were filed as an Exhibit to Post-Effective Amendment No. 22 on August 28, 1995. For the New York Tax-Free Fund and Fund for Income, audited financial reports dated December 2, 1994 are incorporated by reference in Part B and were filed as an Exhibit to Post-Effective Amendment No. 26 on December 28, 1995. For the Financial Reserves Fund, Fund For Income, Government Bond Fund, Government Mortgage Fund, Growth Fund, Institutional Money Market Fund, Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Prime Obligations Fund, Special Growth Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund, audited financial reports dated October 31, 1995 are incorporated by reference in Part B and were filed as an Exhibit to Post-Effective Amendment No. 25 on December 28, 1995.

     (b)   Exhibits:

     99.B(1) (a) Delaware Trust Instrument dated December 6, 1995 is incorporated herein by reference to as Exhibit 99B.1(a) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

     99.B(2) By-Laws adopted December 6, 1995 are incorporated herein by reference to Exhibit 99.B2 to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

     99.B(3)      None.

     99.B(4)      None.

THE VICTORY PORTFOLIOS



     99.B(5)
                  (a) Investment Advisory Agreement dated as of January 1, 1996, between the Registrant and KeyCorp Mutual Fund Advisers, Inc. is incorporated herein by reference to
                          Exhibit 99.B5(a) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

                  (b) Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and Society Asset Management, Inc. dated as of January 1, 1996, is incorporated herein by reference to Exhibit 99.B5(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

                  (c) Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and T. Rowe Price Associates Inc. dated as of January 1, 1996, regarding the Special Growth Fund is incorporated herein by reference to Exhibit 99.B5(c) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

                  (d) Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and First Albany Asset Management Corporation dated as of January 1, 1996, regarding the Fund for Income is incorporated herein by reference to Exhibit 99.B5(d) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

     99.B(6)
                  (a) Distribution Agreement between the Registrant and Victory Broker-Dealer Services, Inc. dated March 31, 1995 with an amended Schedule A dated February 1, 1996 is incorporated herein by reference to Exhibit 99.B6(a) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

                  (b) Form of Broker-Dealer Agreement is incorporated herein by reference to Exhibit 99.B6(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

     99.B(7)      None.

     99.B(8)
                  (a) Amended and Restated Mutual Fund Custody Agreement dated May 24, 1995 by and between the Registrant and Key Trust Company of Ohio, N.A. is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (b) Institutional Custody and Clearance Agreement dated October 30, 1995 by and between The Bank of New York and Key Services Corporation is incorporated herein by reference to Exhibit 99.B8(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

THE VICTORY PORTFOLIOS



     99.B(9)
                  (a) Administration Agreement dated June 5, 1995 between the Registrant and Concord Holding Corporation is incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (b) Transfer Agency and Dividend Disbursing Agreement dated September 6, 1994 as amended June 5, 1995, between the Registrant and Primary Funds Service Corporation is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (c) Fund Accounting Agreement dated May 31, 1995 between the Registrant and BISYS Fund Services Ohio, Inc., and Schedule A thereto, are incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (d) Shareholder Servicing Plan dated June 5, 1995 with an amended Schedule I dated February 1, 1996 is incorporated herein by reference to Exhibit 99.B8(d) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

                  (e) Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit 99.B8(e) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

     99.B(10)
                  (a) Opinion of Counsel was filed with Registrant's Rule 24f-2 Notice in respect of the period ending October 31, 1995, submitted on December 28, 1995.

     99.B(11)
                  (a) Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel is filed herewith as Exhibit 99.B11(a).

                  (b) Consent of Coopers & Lybrand L.L.P. is filed herewith as Exhibit 99.B11(b).

                  (c)     Consent of KPMG Peat Marwick LLP is filed  herewith as
                          Exhibit 99.B11(c).

                  (d)     Consent of Price  Waterhouse  LLP is filed herewith as
                          Exhibit 99.B11(d).

                  (e) Consent of LeMaster & Daniels, PLLC is filed herewith as Exhibit 99.B11(e).

99.B(12) Audited financial report for the period ended October 31, 1995 is incorporated herein by reference to Exhibit 99.B12 to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

99.B(13)
                  (a) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to

THE VICTORY PORTFOLIOS



                         Exhibit 13 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

                  (b) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

                  (c) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

     99.B(14)     None.

     99.B(15)
                  (a) Distribution and Service Plan dated June 5, 1995 for The Victory Portfolios Class A Shares of Government Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Fund for Income, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund is incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (b) Distribution Plan dated June 5, 1995 for Class B Shares of National Municipal Bond Fund, Government Bond Fund and New York Tax-Free Fund and adopted December 6, 1995 for Class B Shares of Balanced Fund, Diversified Stock Fund, International Growth Fund, Ohio Regional Stock Fund, Special Value Fund and U.S. Government Obligations Fund is incorporated by reference to
                         Exhibit 99.B15(b) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995, and the updated schedule thereto dated December 6, 1995 is incorporated by reference to Exhibit 99B(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

     99.B(16)
                  (a) Forms of computation of performance quotation are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed on December 23, 1994.

     99.B(17)     Financial Data Schedules are filed herewith as Exhibit 27.

     99.B(18)
                  (a) Rule 18f-3 Multi-Class Plan adopted effective June 5, 1995 is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.

                  (b) Amended and Restated Rule 18f-3 Multi-Class Plan effective as of December 6, 1995 is incorporated herein by reference to Exhibit 99.B18(b) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

THE VICTORY PORTFOLIOS




                  (c)    Amended  and  Restated  Rule  18f-3   Multi-Class  Plan
                         effective as of February 14, 1996 is filed  herewith as
                         Exhibit 99.B18(c).

     99.B(19)

                  (a) Power of Attorney of Leigh A. Wilson is incorporated herein by reference to Exhibit 99.B P of A to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A and Powers of Attorney of Robert G. Brown, Edward P. Campbell, Harry Gazelle, Stanley I. Landgraf, Thomas F. Morrissy and H. Patrick Swygert are incorporated herein by reference to
                         Exhibit 99.B P of A to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996 and December 28, 1995, respectively.

Item 25.   Persons Controlled by or under Common Control with Registrant.

           None.

Item 26.   Number of Holders of Securities.

           As of February 27, 1996 the number of record holders of each Fund of the Registrant were as follows:


                                                                Number of
           Title of Fund                                      Record Holders
           -------------                                      --------------


           U.S. Government Obligations Fund
                  Investor Class Shares                                   163
                  Select Class Shares                                       0

           Prime Obligations Fund                                         869

           Tax Free Money Market Fund                                      80

           Balanced Fund
                  Class A Shares                                        1,533
                  Class B Shares                                            0

           Stock Index Fund                                                70

           Value Fund                                                      81

           Diversified Stock Fund
                  Class A Shares                                        4,898
                  Class B Shares                                            0

THE VICTORY PORTFOLIOS



           Growth Fund                                                 311

           Special Value Fund
                  Class A Shares                                       766
                  Class B Shares                                         0

           Special Growth Fund                                          97

           Ohio Regional Stock Fund
                  Class A Shares                                     1,017
                  Class B Shares                                         0

           International Growth Fund
                  Class A Shares                                     1,131
                  Class B Shares                                         0

           Limited Term Income Fund                                    170

           Government Mortgage Fund                                    288

           Ohio Municipal Bond Fund                                    248

           Intermediate Income Fund                                     50

           Investment Quality Bond Fund                                123

           Florida Tax-Free Bond Fund                                    0

           Municipal Bond Fund                                           0

           Convertible Securities Fund                                   0

           Short-Term U.S. Government                                    0

           Income Fund                                                   0

           Financial Reserves Fund                                     163

           Fund For Income                                           1,652

           Government Bond Fund
                  Class A Shares                                       176
                  Class B Shares                                        72

THE VICTORY PORTFOLIOS



           Institutional Money Market Fund
                  Investor Class Shares                                   14
                  Select Class Shares                                     15

           National Municipal Bond Fund
                  Class A Shares                                         735
                  Class B Shares                                          22

           New York Tax-Free Fund
                  Class A Shares                                         621
                  Class B Shares                                          94

           Ohio Municipal Money Market Fund                              103

Item 27.   Indemnification

           Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein as Exhibit 99.B1(a) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

           "SECTION 10.02  INDEMNIFICATION.

           (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                    (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b) No indemnification shall be provided hereunder to a Covered
               Person:

                    (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

THE VICTORY PORTFOLIOS



                    (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

           Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in
           Section V of the Distribution  Agreement incorporated by reference as
           Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(c) hereto, and
           Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(b) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

THE VICTORY PORTFOLIOS



           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.   Business and Other Connections of Investment Adviser

           KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers") is the investment adviser to each fund of the Victory Portfolios. Key Advisers is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $68 billion as of September 30, 1995. KeyCorp is a leading financial institution doing business in 26 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. Society Asset Management, Inc. ("Society"), an affiliate of Key Advisers, is the sub-adviser of each of the funds (other than Special Growth Fund and Fund for Income). Key Advisers, Society and their affiliates have over $66 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

           T. Rowe Price Associates, Inc. ("T. Rowe Price"), sub-adviser of the Special Growth Fund, maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1995, the firm and its affiliates managed over $70 billion for over 2.5 million individual and institutional investor accounts.

           First Albany Asset Management Corporation ("First Albany"), sub-adviser of the Fund for Income, 41 State Street, Albany, New York 12207, was incorporated on July 3, 1991, as a newly formed subsidiary of First Albany Companies, Inc. It utilizes the expertise of an experienced staff of research personnel employed by its affiliate, First Albany Corporation.

           To the knowledge of Registrant, none of the directors or officers of Key Advisers, Society, T. Rowe Price, or First Albany, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Key Advisers and Society also hold positions with KeyCorp or its subsidiaries.

THE VICTORY PORTFOLIOS




           The principal executive officers and directors of Key Advisers are as follows:

           W. Christopher Maxwell, Director, Chairman and Chief Executive Officer. Also Executive Vice President of KeyCorp Management Company ("KMC").

           Kathleen  A.  Dennis,  Director  and  President.   Also  Senior  Vice
           President of KMC.

           Martin J. Walker, Director. Also Chairman, President and Chief Executive Officer of Society and Executive Vice President of KeyCorp.

           James W. Wert, Director. Also Senior Executive Vice President and Chief Investment Officer of KeyCorp.

           William G. Spears, Director. Also Chairman, Chief Executive Officer and Managing Director of Spears, Benzak, Salomon and Farrell, Inc. ("SBSF")

           Linda  A.  Grandstaff,   Director.  Also  Executive  Vice  President,
           Commercial and International Services Group of KeyCorp.

           Richard B. Ainsworth, Jr., Director. Also Executive Vice President of Key Trust Company of Ohio, National Association.

           Robert G. Jones, Director. Also Executive Vice President, Community Banking, of KeyCorp.

           Jack L. Kopnisky, Director.  Also President, Key Investments, Inc.

           John M. Keane,  Vice  President and Treasurer.  Also Vice  President,
           KMC.

           Ann Kowal Smith, Secretary. Also Vice President and Senior Counsel of KMC.

           Charles G. Crane, Senior Vice President and Senior Managing Director. Also Senior Vice President and Managing Director of SBSF.

           Dennis M. Grapo, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

           Frank  J.  Riccardi,   Senior  Vice  President  and  Senior  Managing
           Director. Also Senior Vice President and Senior Managing Director of Society.

           Anthony Aveni, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

           The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

THE VICTORY PORTFOLIOS



           The principal executive officers and directors of Society are as follows:

Directors:

           Martin J. Walker, also Chairman, President and Chief Executive Officer of Society and Executive Vice President of KeyCorp.

           James W. Wert, also Senior Executive Vice President and Chief Investment Officer of KeyCorp.

           Richard B. Ainsworth, Jr., also Executive Vice President of Key Trust Company of Ohio, National Association.

           Dennis M. Grapo, also Senior Vice President and Senior Managing Director of Society.

           Frank J. Riccardi, also Senior Vice President and Senior Managing Director of Society.

           Kenneth W. Ostrowski, also Senior Vice President and Senior Managing Director of Society.

           Anthony Aveni, also Senior Vice President and Senior Managing Director of Society.

           James S. Bingay, also Executive Vice President of KeyCorp.

           John E. Kohl, also Executive Vice President of KMC.

Other Officers:

           James D. Kacic, Vice President and Treasurer of Society.

           The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

           The following persons are directors of First Albany:

           Hugh A. Johnson, Jr. is President and Chairman of the Board of Directors of First Albany. Mr. Johnson is also Senior Vice President, Chief Investment Officer and a Director of First Albany Corporation. Mr. Johnson is also Senior Vice President and a Director of First Albany Companies, Inc.

           George C. McNamee is Chairman of the Board of Directors of First Albany Corporation and of First Albany Companies, Inc.

THE VICTORY PORTFOLIOS



           Alan P. Goldberg is President and a director of First Albany Corporation and of First Albany Companies, Inc.

           In addition to Mr. Johnson, the following persons are executive officers of First Albany:

           Robert T. Hennes, Jr., is Executive Vice President and Secretary of First Albany. Mr. Hennes was previously Chairman of Dollar Dry Dock Investment Management Corporation and President of Investors Preference New York Tax Free Fund, Inc. and Investors Preference Fund for Income, Inc.

           Thomas J. Curran is a Managing Director of First Albany and a Senior Vice President of First Albany Corporation.

           Paul V. Ireland is a Managing Director of First Albany and a Vice President of First Albany Corporation.

           C. Lee Liscom is a Managing Director of First Albany and a Vice President of First Albany Corporation. Mr. Liscom was previously an Executive Vice President of Key Trust Corporation.

           David J. Cunningham is Treasurer of First Albany and a Senior Vice President and Chief Financial Officer of First Albany Corporation and of First Albany Companies, Inc.

           The address of each of the above individuals is 41 State Street, Albany, New York 12207, at which First Albany maintains its offices.

     Listed below are the Directors of T. Rowe Price who have other substantial businesses, professions, vocations, or employment aside from that of Director of
T. Rowe Price:

           James E. Halbkat, Jr., President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

           John W. Rosenblum, Tayloe Murphy Professor at the University of Virginia, and a Director of: Chesapeake Corporation, a manufacturer of paper products, Camdus Communications Corp., a provider of printing and communication services, Comdial Corporation, a manufacturer of telephone systems for businesses, and Cone Mills Corporation, a textiles producer. Mr. Rosenblum's address is P.O. Box 6550, Charlottesville, Virginia 22906.

           Robert L. Strickland, Chairman of Loew's Companies, Inc., a retailer of specialty home supplies, and a Director of Hannaford Bros. Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

THE VICTORY PORTFOLIOS



           Philip C. Walsh, Consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a Director of Piedmont Mining Company, Inc., Charlotte, North Carolina. Mr. Walsh's address is 200 East 66th Street, Apt. A-1005, New York, New York 10021.

           With the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh (listed above), all Directors of T. Rowe Price are employees of
           T. Rowe Price. Listed below are the additional Directors and the principal executive officer of T. Rowe Price:

           James S. Riepe, Thomas H. Broadus, Carter O. Hoffman, George A. Roche, M. David Testa and Henry H. Hopkins - Directors of T. Rowe Price.

           George J. Collins, Chief Executive Officer and President of T. Rowe Price.

     The address of each of the above individuals is 100 East Pratt Street, Baltimore, Maryland 21202.



Item 29.   Principal Underwriter

     (a) Victory Broker-Dealer Services, Inc. acts as distributor for the Registrant and Concord Holding Corporation serves as administrator for the Registrant.

     (b) Directors, officers and partners of Victory Broker-Dealer Services, Inc. as of December 31, 1995 were as follows:


Name and Principal                  Positions and Officers with     Positions and Offices
Business Addresses            Victory Broker-Dealer Services, Inc.  with the Registrant
------------------            ------------------------------------  -------------------

Lynn J. Mangum                                   Chairman                        None
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio  43215


Richard E. Stierwalt
BISYS Fund Services, Inc.
3435 Stelzer Road                              President/CEO                     None
Columbus, Ohio  43215


Robert J. McMullan
BISYS Fund Services, Inc.
3435 Stelzer Road                        Executive Vice President                None
Columbus, Ohio  43215


                                      C-13



THE VICTORY PORTFOLIOS





William B. Blundin
BISYS Fund Services, Inc.
3435 Stelzer Road                             Vice President                Vice President
Columbus, Ohio  43215


Dennis Sheehan
BISYS Fund Services, Inc.
3435 Stelzer Road                             Vice President                     None
Columbus, Ohio  43215


Catherine T. Dwyer
BISYS Fund Services, Inc.
3435 Stelzer Road                        Vice President/Secretary                None
Columbus, Ohio  43215


Michael D. Burns
BISYS Fund Services, Inc.
3435 Stelzer Road                        Vice President-Compliance               None
Columbus, Ohio  43215


Annamaria Porcaro
BISYS Fund Services, Inc.
3435 Stelzer Road                           Assistant Secretary                  None
Columbus, Ohio  43215


Robert Tuch
BISYS Fund Services, Inc.
3435 Stelzer Road                           Assistant Secretary                  None
Columbus, Ohio  43215


Stephen Mintos
BISYS Fund Services, Inc.
3435 Stelzer Road                        Executive Vice President/               None
Columbus, Ohio  43215                               COO


George O. Martinez
BISYS Fund Services, Inc.
3435 Stelzer Road                          Senior Vice President          Assistant Secretary
Columbus, Ohio  43215




                                      C-14



THE VICTORY PORTFOLIOS





Dale Smith
BISYS Fund Services, Inc.
3435 Stelzer Road                           Vice President/CFO                   None
Columbus, Ohio  43215


Sean Kelly
BISYS Fund Services, Inc.
3435 Stelzer Road                          First Vice President                  None
Columbus, Ohio  43215



Item 30.   Location of Accounts and Records

     (1) KeyCorp Mutual Fund Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser).

     (2)   Society Asset Management,  Inc., 127 Public Square,  Cleveland,  Ohio
           44114-1306   (records   relating  to  its   functions  as  investment
           sub-adviser).

     (3) Society National Bank, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as shareholder servicing agent).

     (4) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 and First Albany Asset Management Corporation, 41 State Street, Albany, New York 12207 (records relating to its functions as investment sub-adviser).

     (5) Concord Holding Corporation, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator).

     (6)   Primary  Funds  Service  Corporation,  859 Williard  Street,  Quincy,
           Massachusetts, 02269- 9110 (records relating to its functions as transfer agent).

     (7) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and shareholder servicing agent).

     (8) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its functions as sub-custodian of International Growth Fund).

Item 31.   Management Services

           None.

THE VICTORY PORTFOLIOS



Item 32.   Undertakings

           Registrant undertakes to call a meeting of shareholders, at the request of holders of 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

           Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

NOTICE

A copy of the Delaware Trust Instrument of The Victory Portfolios is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to the Registrant's Registration Statement has been executed on behalf of the Registrant by officers of, and Trustees of, the Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of The Victory Portfolios individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of February, 1996.

                                             THE VICTORY PORTFOLIOS


                                             By: /s/Leigh A. Wilson
                                                 Leigh A. Wilson, President
                                                  and Trustee


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of February, 1996.

  /s/ Leigh A. Wilson                       President and Trustee
Leigh A. Wilson

  /s/ Martin Dean                           Treasurer
Martin Dean

      *                                     Trustee
Robert G. Brown

      *                                     Trustee
Edward P. Campbell

      *                                     Trustee
Harry Gazelle

      *                                     Trustee
Stanley I. Landgraf

      *                                     Trustee
Thomas F. Morrissey

      *                                     Trustee
H. Patrick Swygert

*By: /s/ Carl Frischling
      Carl Frischling
      Attorney-in-Fact

     Attorney-in-Fact pursuant to powers of attorney, dated December 18, 1995 filed with Post-Effective Amendments 27 and 26 to Registrant's Registration Statement on January 31, 1996 and December 28, 1995, respectively.

THE VICTORY PORTFOLIO


                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS


Exhibit Number


EX-99.B11(a)      Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel.

EX-99.B11(b)      Consent of Coopers & Lybrand L.L.P.

EX-99.B11(c)      Consent of KPMG Peat Marwick LLP

EX-99.B11(d)      Consent of Price Waterhouse LLP

EX-99.B11(e)      Consent of LeMaster & Daniels, PLLC.

EX-99.B18(c)      Amended and Restated Rule 18f-3 Multi-Class Plan.

EX-27             Financial Data Schedules.

THE VICTORY PORTFOLIO






































                                  EX-99.B11(a)

           Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

                KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL
                           9 1 9 T H I R D A V E N U E
                           NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100



          FAX
     (212) 715-8000

         ------

 WRITER'S DIRECT NUMBER

     (212) 715-7515


                                                     February 28, 1996


The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

         Re:      The Victory Portfolios
                  File No. 33-8982
                  Post-Effective Amendment
                  to Registration Statement on Form N-1A

Gentlemen:

                  We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A.

                  This Post-Effective Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

                                            Very truly yours,

                                            /s/ Kramer, Levin, Naftalis,
                                                  Nessen, Kamin & Frankel

                                  EX-99.B11(b)

                       Consent of Coopers & Lybrand L.L.P.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 33-8982) of The Victory Portfolios (comprising, respectively, the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund (formerly the Financial Reserves Portfolio), Institutional Money Market Fund (formerly the Institutional Money Market Portfolio), Tax-Free Money Market Fund, Ohio Municipal Money Market Fund (formerly the Ohio Municipal Money Market Portfolio), Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Bond Fund (formerly the Government Bond Portfolio), Government Mortgage Fund, Fund for Income (formerly the Fund for Income Portfolio), National Municipal Bond Fund (formerly the National Municipal Bond Portfolio), New York Tax-Free Fund (formerly the New York TaxFree Portfolio), Ohio Municipal Bond Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, and International Growth Fund) of our report dated December 19, 1995 on our audits of the financial statements and financial highlights of The Victory Portfolios as of October 31, 1995 and for the periods then ended. We also consent to the reference to our Firm under the captions "Financial Highlights" and "Independent Accountants" in the prospectuses and under the caption "Independent Accountants" in the Statements of Additional Information relating to The Victory Portfolios in this Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-8982).




                                                  /s/COOPERS & LYBRAND L.L.P.





Columbus, Ohio
February 26, 1996

                                  EX-99.B11(c)

                        Consent of KPMG Peat Marwick LLP

                                                                   Exhibit 11(c)


                          INDEPENDENT AUDITORS' CONSENT



The Trustees and Shareholders
The Victory Portfolios



         We consent to the use of our reports dated December 2, 1994 for The Victory New York Tax-Free Fund, The Victory Fund for Income and The Victory Financial Reserves Fund and June 5, 1995 for The Victory National Municipal Bond Fund, The Victory Institutional Money Market Fund and The Victory Government Bond Fund, incorporated by reference herein and to the reference to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectuses for The Victory National Municipal Bond Fund, The Victory New York TaxFree Fund, The Victory Institutional Money Market Fund, The Victory Government Bond Fund, The Victory Fund for Income and The Victory Financial Reserves Fund.



                                            /s/KPMG PEAT MARWICK LLP

Boston, Massachusetts
February 27, 1996

                                  EX-99.B11(d)

                         Consent of Price Waterhouse LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the reference to us under the heading "Financial Highlights" in the Prospectus of The Victory Financial Reserve Fund constituting part of this Post-Effective Amendment No. 28 to the Registration Statement of The Victory Portfolios on Form N-1A.




/s/ Price Waterhouse LLP
Boston, Massachusetts
February 23, 1996

                                  EX-99.B11(e)

                       Consent of LeMaster & Daniels, PLLC

                   ACCOUNTANTS' CONSENT TO USE OF CERTIFICATES
                            AND FINANCIAL STATEMENTS




The Victory Portfolios
3435 Stelzer Rd.
Columbus, Ohio 43219

We served as independent public accountants for Investors Preference Fund for Income, Inc. (IPIN) since its inception on May 8, 1987, and Investors Preference NY Tax-Free Fund, Inc. (IPNY) since its inception on February 11, 1991. Under a plan of reorganization, effective April 29, 1994, IPIN and IPNY became portfolio companies of the Victory Fund. Specifically, IPIN became the Victory Fund for Income Portfolio and IPNY became the Victory NY Tax-Free Portfolio.

We hereby consent to the use of our independent auditors' reports on the financial statements of IPIN and IPNY, including the financial highlights, from the periods from inception through January 31, 1994, relating to a registration statement on Form N-1A for the Victory Portfolios to be filed with the Securities and Exchange Commission.




/s/ LeMaster & Daniels, PLLC

Certified Public Accountants
Spokane, Washington
February 26, 1996